UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
SCHEDULE 14A
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2023 PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
THE ANNUAL MEETING OF STOCKHOLDERS OF GROUPON, INC. WILL BE HELD
June 14, 2023 | 10:00 a.m. Central Time
Winston & Strawn LLP, 35 West Wacker Drive, Chicago, Illinois 60601

NASDAQ: GRPN / ir@groupon.com

LETTER FROM THE
CHAIRMAN
Dear Stockholder:
I am pleased to invite you to attend the Annual Meeting of Stockholders of Groupon, Inc. (the "Annual Meeting"), which will be held at Winston & Strawn LLP, 35 West Wacker Drive, Chicago, Illinois 60601 on June 14, 2023 at 10:00 a.m. Central Time. Doors will open at 9:30 a.m. Central Time.
The attached Notice of Annual Meeting of Stockholders and proxy statement (the "Proxy Statement") contain details of the business to be conducted at the Annual Meeting.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.
We urge you to read the accompanying Proxy Statement carefully and to vote "FOR" the director nominees proposed by the Board of Directors, "FOR" the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2023, "FOR" the advisory approval of our named executive officer compensation in accordance with the recommendations of the Board of Directors, “FOR” the proposal to amend the Company's incentive plan to allow for the vesting and exercise of the Senkypl Options (as defined below) prior to the first anniversary of the grant date of such options and “FOR” the proposal to amend the Company's incentive plan to increase the number of authorized shares thereunder. On behalf of the Board of Directors, I would like to express our appreciation for your interest in Groupon.

Sincerely,
Theodore Leonsis
Chairman of the Board of Directors

Groupon Proxy Statement and Notice of 2023 Annual Meeting

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
June 14, 2023 | 10:00 a.m. Central Time
Winston & Strawn LLP, 35 West Wacker Drive, Chicago, Illinois 60601
ITEMS OF BUSINESS
•To elect five directors from the nominees named in this Proxy Statement.
•To ratify the selection of Deloitte & Touche LLP ("Deloitte") as our independent registered public accounting firm for fiscal year 2023.
•To conduct an advisory vote to approve our named executive officer compensation, as described in this Proxy Statement.
•To approve an amendment of the Groupon, Inc. 2011 Incentive Plan, as amended (the “A&R 2011 Incentive Plan”), to allow for the vesting and exercise of the Senkypl Options (as defined below) prior to the first anniversary of the grant date of such options.
•To approve a separate amendment to the A&R 2011 Incentive Plan to increase the number of authorized shares thereunder.
•To transact other business that may properly come before the Annual Meeting.
Record Date
Only stockholders of record at the close of business on April 20, 2023 (the "Record Date") are entitled to receive notice of, and to vote at, the Annual Meeting.
Admission
If you are a record holder, you must provide identification, and if you hold your shares through a broker, bank or other nominee, you must also provide proof of ownership.
Proxy Voting
IMPORTANT: Please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card will save the expenses and efforts of additional solicitation. If you wish to vote by mail, we have enclosed an addressed envelope, postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares in person at the Annual Meeting, as your proxy is revocable at your option, as described in the Proxy Statement.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 14, 2023. We are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. We will mail a Notice of Internet Availability of Proxy Materials (the "Notice") to certain of our stockholders. The Notice contains instructions about how to access our proxy materials and vote online or vote by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via e-mail unless you elect otherwise.

Groupon Proxy Statement and Notice of 2023 Annual Meeting

By order of the Board of Directors,
Ted Leonsis
Chairman of the Board of Directors
Chicago, Illinois
May 1, 2023
The date of this Proxy Statement is May 1, 2023, and it is first being delivered to stockholders on or about May 1, 2023.

Groupon Proxy Statement and Notice of 2023 Annual Meeting

 TABLE OF CONTENTS

CORPORATE GOVERNANCE AT GROUPON	1
BOARD OF DIRECTORS	3
BOARD SELECTION AND EVALUATION	8
HOW THE BOARD IS ORGANIZED AND GOVERNS	10
HOW TO COMMUNICATE WITH THE BOARD	14
DIRECTOR COMPENSATION	15
COMPENSATION DISCUSSION & ANALYSIS	19
2022 Business Summary and Financial Results	19
2022 Executive Compensation Highlights	19
Compensation-Related Policies and Practices	20
Governance of Executive Compensation Program	22
Elements of Executive Compensation	26
Other Compensation	31
Compensation Risk Assessment	33
NAMED EXECUTIVE OFFICER COMPENSATION	35
2022 Summary Compensation Table	35
Grants of Plan-Based Awards in 2022	35
Outstanding Equity Awards at 2022 Year-End	36
Option Exercises and Stock Vested in 2022	37
Severance Benefits Agreement	37
Separation and Resignation of Named Executive Officers	38
Potential Payments upon Termination of Change in Control	38
CEO Pay Ratio	39
Pay versus Performance	40
Equity Compensation Plan Information	44
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	45
COMPENSATION COMMITTEE REPORT	46
AUDIT COMMITTEE REPORT	47
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	49
POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES	50
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	51
INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND MANAGEMENT	52
DELINQUENT SECTION 16(A) REPORTS	53
IMPORTANT MEETING INFORMATION	54
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	57
PROPOSALS TO BE VOTED ON AT THE MEETING	62
Proposal 1: Election of Directors	62
Proposal 2: Ratification of Independent Registered Public Accounting Firm	62
Proposal 3: Advisory Approval of Our Named Executive Officer Compensation	62
Proposal 4: Approval of an Amendment to the Groupon, Inc. A&R 2011 Incentive Plan to Allow for the Vesting and Exercise of the Senkypl Options Prior to the First Anniversary of the Grant Date	63
PROPOSALS OF STOCKHOLDERS FOR 2023 ANNUAL MEETING	71
OTHER MATTERS	72
APPENDIX A: ADJUSTED EBITDA INFORMATION AND RECONCILIATION; FORWARD-LOOKING STATEMENTS	73
APPENDIX B: AMENDED AND RESTATED GROUPON, INC. 2011 INCENTIVE PLAN (CONFORMED TO REFLECT THE SENKYPL OPTIONS AMENDMENT AND THE SHARE INCREASE AMENDMENT)	77

Groupon Proxy Statement and Notice of 2023 Annual Meeting

CORPORATE GOVERNANCE AT GROUPON
Human Capital Strategy
At Groupon, Inc. (the "Company," "Groupon," "we," "our," or "us") we believe attracting and retaining global talent is key to our success. Our senior leadership team is responsible for developing and executing our human capital strategy, with oversight from our Board of Directors (the "Board"). This includes the recruitment, development, and retention of talent to support our operations and execute our strategy and the design of our employee compensation and benefit programs.
Our goal is to nurture a performance driven culture - one that will be led by our values and focused on agility, results and accountability. We believe that this culture is foundational to successfully empower our people to achieve operational excellence and in turn better situate Groupon to reach its full potential. We intend to continue to focus on driving measurable results that will "show up" in our ability to attract and retain talent and build a resilient workforce that is ready to act with greater intention, become even more disciplined and be better positioned as we strive to reach our long-term goals.
Election of Directors
As stockholders, you have the right to elect our Board. The Board is nominating five nominees for election. Information to inform your vote is set forth below:
•Groupon Corporate Governance Principles & Highlights
•Board of Director Biographies
•How the Board is Selected and Evaluated
•How the Board is Organized and Governs
•How to Communicate with the Board
•Director Compensation
Groupon Corporate Governance Principles & Highlights
We believe our corporate governance practices promote the long-term interests of our stockholders, as well as maintain internal checks and balances, strengthen management accountability, engender public trust and foster responsible decision making and accountability. We regularly evaluate our corporate governance practices and policies in order to maintain a strong governance framework designed to meet these goals. In addition, our Nominating and Corporate Governance Committee ("Nominating Committee") periodically reviews evolving legal and regulatory developments and governance best practices to determine those that it believes will best serve the interests of our stockholders. More specifically, our Nominating Committee annually reviews our various corporate governance policies for compliance and to recommend any amendments to these policies in light of any such evolving legal and regulatory developments and governance best practices. Highlights of our corporate governance framework include:
Board of Directors
•Five of our six current directors, and four of our five director nominees, are independent
•Directors have diverse experience, including e-commerce and technology, marketing and advertising, investment, finance and accounting, M&A, international and public company service
•Independent directors meet regularly without management present
•Audit, Compensation and Nominating Committees comprised entirely of independent directors
•Director stock ownership and holding guidelines
•In October 2021, we amended our Corporate Governance Guidelines to implement a "Rooney Rule" policy with respect to new director searches
1 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

Stockholder Voting
•Annual director elections; no classified board
•Single class of voting common stock
•Directors may be removed with or without cause
•No super-majority requirements to approve mergers or other business combinations or charter amendments
•Annual Say on Pay vote (approximately 73% "FOR" in 2022)
Audit & Risk Oversight
•Two members of the Audit Committee are audit committee financial experts under SEC rules
•Enterprise Risk Management program
In connection with previously disclosed stockholder derivative actions, the Company entered into a Stipulation of Compromise and Settlement (the “Stipulation”) to settle the stockholder derivative actions. A hearing is scheduled for June 12, 2023 to obtain final approval of the Stipulation. If approved, the Stipulation will require us to undertake certain corporate reforms, which include, among other items, changes to our board composition, committee charters, nominating procedures, and clawback and insider trading policies. All policies and procedures described herein are as of the date of this Proxy Statement and do not take into account any changes that may be made pursuant to the Stipulation, if approved.
2 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

BOARD OF DIRECTORS
Board of Directors Biographies
Helen Vaid, who has served as a director since 2020, is not standing for re-election to the Board and her term as a director will expire at the Annual Meeting. The Board would like to thank Ms. Vaid for her dedicated service to Groupon.

Thus, the Board is nominating five nominees for election. Information about the professional backgrounds, qualification and other board memberships of our nominees is set forth below.

Theodore Leonsis Chairman of the Board Independent Director Chair, Nominating Committee Member, Executive Committee Member, Audit Committee
Experience
•Groupon Director (2009-present); Chairman of the Board (2020-present); Lead Independent Director (2015-2019); Chairman of the Board (2013-2015); Office of the Chief Executive (2013); Vice Chairman (2011-2013)
•Chairman and Chief Executive Officer of Monumental Sports & Entertainment, LLC, a sports and entertainment company that owns the NBA’s Washington Wizards, the NHL’s Washington Capitals, the WNBA’s Washington Mystics and the Capital One Arena in Washington, D.C. (2009-present)
•Mr. Leonsis served as Vice Chairman Emeritus at AOL, LLC, and in a number of executive positions including Vice Chairman and President, AOL Audience Business (1993-2006)
•Co-founder and partner, Revolution Growth Fund II, a private investment firm
•Director, American Express Co. (NYSE: AXP)
•Director of several private internet and technology companies and charitable organizations
Other
•National Museum of African American History and Culture, Member of Museum Council

Skills & Qualifications
•Technology / E-commerce
•Marketing / Advertising
•International
•Audit / Finance
Mr. Leonsis brings to the Board in-depth experience in digital businesses and innovative approaches, as well as expertise in identifying business opportunities and driving new strategies based on changing technologies, social media and the Internet.

3 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

Dusan Senkypl Director and Interim Chief Executive Officer
Experience
•Groupon Director (2022-present) (originally appointed pursuant to the terms of a Cooperation Agreement, dated as of June 13, 2022); Interim Chief Executive Officer ("CEO") (2023-present).
•Partner of Pale Fire Capital SE ("PFC"), the Company's largest stockholder, and a private equity investment group that invests in e-commerce companies both in Europe and worldwide, since January 2017, where he also served as a director from November 2019 to April 2021, and has served as chairman of the board of directors (April 2021-present)
•Director at Aukro s.r.o., the largest Czech online marketplace (2019-present)
•Director and chairman of the board of directors at Rouvy, SE, a global indoor cycling app competing with Zwift Inc. (2021-present)
•Founder and chief executive officer of NetBrokers Holding (“NBH”), which became the largest insurance and finance marketplace in the Czech Republic and Slovakia (2014-2018)
•Co-founder, chief executive officer and director, ePojisteni.cz, an insurance technology company (2009-2019)

Skills & Qualifications
•Technology / E-commerce
•International
•Public Investment / Portfolio Management
Mr. Senkypl brings to the Board significant e-commerce leadership experience gained from leadership positions at several e-commerce, internet and technology companies.

4 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

Jan Barta Independent Director Nominating Committee
Experience
•Groupon Director (2022-present) (originally appointed pursuant to the terms of a Cooperation Agreement, dated as of June 13, 2022)
•Partner of PFC (January 2017-present), where he also serves as Chairman of the Supervisory Board.
•Partner in Epojisteni.cz, an insurance technology company (2010-2018)
•Partner in NBH, a financial technology company (2014-2018)

Skills & Qualifications
•Technology / E-commerce
•International
•Public Investment / Portfolio Management
Mr. Barta brings to the Board significant knowledge of e-commerce and technology companies as a result of managing investments and advising on strategy for many technology companies.

Robert Bass Independent Director Chair, Audit Committee Member, Compensation Committee
Experience
•Groupon Director (2012-present)
•Deloitte & Touche LLP, a global firm providing audit, consulting, tax and advisory services; Vice Chairman (2006-2012); Partner (1982-2012); specializing in e-commerce, mergers and acquisitions, SEC filings and related issues
•Director and chairman of the audit committee of Redfin Corporation (NASDAQ: RDFN)
•Director and chairman of the audit committee of Apex Tool Group, LLC
•Trustee and chairman of the audit committee and member of the nominating committee of Blackstone GSO Secured Lending Fund
•Director of Bowlero Corp. (NYSE: BOWL)
•Former Director and chairman of the risk and audit committee, Sims Metal Management (ASX: SGM.AX) (2013-2018)
•Former director and chairman of the audit committee of NewPage Corporation (2013-2015)
Other
•Certified public accountant licensed in New York and Connecticut
•Member of the American Institute of Certified Public Accountants and the Connecticut State Society of Certified Public Accountants
Skills & Qualifications
•Technology / E-commerce
•International
•Audit / Finance
Mr. Bass brings to the Board a wealth of experience and knowledge of public company financial reporting and accounting, including with respect to companies in the e-commerce sector, and his experience at the highest levels of a Big Four accounting firm is an invaluable resource to the Board in its oversight of the Company’s financial statements and SEC filings.

5 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

Eric Lefkofsky Independent Director Chair, Executive Committee Member, Compensation Committee
Experience
•Groupon co-founder; Chairman of the Board (2015-2020); Director and Chief Executive Officer (2013-2015); Office of the Chief Executive (2013); Executive Chairman (2008-2013)
•Founder and chief executive officer at Tempus, a leading provider of technology-enabled precision medicine solutions
•Co-founder and co-managing partner of Lightbank, LLC, a private investment firm specializing in information technology companies
•Co-founder of Echo Global Logistics, Inc. (formerly NASDAQ: ECHO), a technology-enabled transportation and logistics outsourcing firm
•Co-founder of InnerWorkings, Inc. (formerly NASDAQ:INWK), a global provider of managed print and promotional solutions. Early investor in Uptake Technologies, a predictive analytics platform
Other
•Steppenwolf Theatre, Chicago, Chairman of the Board of Trustees
•Art Institute of Chicago, Trustee
•Museum of Science and Industry, Chicago, Trustee
•World Business Chicago, Member of the Board of Directors
•University of Chicago Booth School of Business, Adjunct Professor
Skills & Qualifications
•Technology / E-commerce
•Marketing / Advertising
•Public Company CEO
•International
•Audit / Finance
Mr. Lefkofsky brings to the Board an in-depth knowledge and understanding of the Company's business and operations, as one of its founders and former Chief Executive Officer, as well as expertise gained through experience as a leading entrepreneur and innovator in the technology industry.

Director Nominee Qualifications and Experience
The chart below identifies certain skills and qualifications our director nominees bring to the Board, based on areas we believe are important to our success. We believe the combination of the skills and qualifications shown below demonstrates how our Board is well positioned to provide effective oversight and strategic advice to our management. We believe the categories of skills and qualifications highlighted below are particularly relevant to the oversight of our global e-commerce business. The skills and qualifications of our individual directors are described in greater detail above.
Skills & Experience

Audit / Finance	■■■
Public Investment / Portfolio Management	■■■
International	■■■■■
Public Company CFO / CEO	■
Marketing / Advertising	■■
Technology / E-Commerce	■■■■■

6 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

Board Diversity Matrix
The table below provides certain information with respect to the composition of the Board. Each of the categories listed in the table has the meaning ascribed to it in NASDAQ Listing Rule 5605(f).

Board Diversity Matrix (as of May 1, 2023)
Total Number of Directors:	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4		1
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian	1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background	1

Board Diversity Matrix (as of April 27, 2022)
Total Number of Directors:	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	4		1
Part II: Demographic Background
African American or Black	1
Alaskan Native or Native American
Asian	1	1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background	1
7 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

BOARD SELECTION AND EVALUATION
Director Independence
Our Corporate Governance Guidelines provide that a majority of our directors will be independent, based on the listing standards of NASDAQ as well as the Board's determination that the director does not have a relationship with Groupon management that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out director responsibilities.
Based on the review and recommendation by the Nominating Committee, the Board analyzed the independence of each current director and each director who served on the Board during 2022 and determined that Messrs. Barris, Barta, Bass, Lefkofsky, Leonsis and Senkypl (prior to his appointment as Interim CEO in March 2023), and Mses. Mosley, Vaid and Wahl meet the standards of independence under our Corporate Governance Guidelines and applicable NASDAQ listing standards, including that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment. Our Board determined that Mr. Kedar Deshpande, our former CEO, was not an independent director and that Mr. Senkypl was no longer an independent director following his appointment as Interim CEO in March 2023.
In particular, in making its determinations with respect to director independence, the Board considered Mr. Lefkofsky's status as a co-founder and significant stockholder of the Company, as well as his service to the Company in the Office of the Chief Executive from February 2013 to August 2013, and CEO from August 2013 to November 2015. Under applicable NASDAQ rules, Mr. Lefkofsky may be considered independent if the Board concludes that his relationship with the Company, including his former employment as an executive officer, would not interfere with his exercise of independent judgment in carrying out his responsibilities as director. After considering that Mr. Lefkofsky had not served as an executive officer or employee of the Company during the past seven years and the other factors set forth above, the Board concluded that Mr. Lefkofsky is an independent director in accordance with the applicable NASDAQ rules.
Procedures for Nominating Directors; Board Composition
The Nominating Committee reviews with the Board the appropriate set of characteristics, skills and experiences for the Board as a whole, with the objective of having a Board that can best help drive the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience. In evaluating its overall composition, our Board and Nominating Committee take into account many factors, including: general understanding of marketing, finance and other disciplines relevant to the Company's industry or the success of a large publicly traded company in today’s business environment; operational and senior leadership experience; needs and strategy of the Company relative to the overall composition of our Board; understanding of our business and technology; independence; and diversity of background, skills and experience. The Nominating Committee regularly engages in ongoing board composition planning to assure that our Board continues to maintain an appropriate mix of skills and experiences to provide fresh perspectives and effective oversight and guidance to management, while leveraging the institutional knowledge and historical perspective of our longer-tenured directors. The Nominating Committee and Board will instruct any third-party search firm they engage to include, qualified candidates with diversity of race, ethnicity and gender in the initial pool from which the Nominating Committee will review candidates.

The Nominating Committee reviews the skills and qualifications of each candidate for nomination to the Board. The Nominating Committee considers candidates that are suggested by members of the Board, as well as management, our stockholders and any director search firm retained by the Board or the Nominating Committee. In evaluating a candidate, the Nominating Committee considers, among other things: educational and professional background; personal accomplishments; potential conflicts of interest; whether he or she also brings specific skills or expertise in areas that the Board has identified as desired; and whether he or she possesses personal attributes and diverse experiences that will contribute to the effective functioning of the Board as a whole. In addition, characteristics expected of all directors include integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to the Board.
The Nominating Committee assesses the effectiveness of its efforts to maintain an effective Board through the Board self-evaluation process and in the course of its regular responsibilities, which include:
•reporting to our Board on the performance and effectiveness of the Board;
•presenting to our Board individuals recommended for election to the Board at the annual stockholders meeting; and
•obtaining or performing an assessment of the Committee’s own performance.
8 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

The Nominating Committee will consider stockholders' recommendations for candidates for the Board using the same criteria described above. The name of any recommended candidate for director, together with a brief biographical sketch, a document indicating the candidate's willingness to serve if elected, and evidence of the nominating stockholder's ownership of Company stock should be sent to the attention of Corporate Secretary c/o Legal Department, Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654. A stockholder who wishes to formally nominate a candidate must follow the procedures described in Section 2.4 of our Bylaws and the newly enacted universal proxy rules contained in Rule 14a-19 under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”).

9 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

HOW THE BOARD IS
ORGANIZED AND GOVERNS
Board and Executive Leadership
The Board does not have a policy as to whether the Chairman should be an independent director or a member of management. At this time, Mr. Leonsis, an independent director, serves as Chairman of the Board, a role he has held since June 2020.
Our Board believes its current leadership structure is appropriate because it effectively allocates authority, responsibility and oversight between management and the independent members of our Board. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to our CEO, while enabling the Chairman to facilitate our Board's oversight of management, promote communication among management, our Board, and our independent directors, and support our Board’s consideration of key governance and risk oversight matters. The Board believes its programs for overseeing risk, as described below under "Risk Oversight," would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.
Risk Oversight
Our Board, either directly or through its committees, exercises oversight of strategic risks to the Company, including operational, financial, compliance, legal, strategic, reputational, governance and succession planning. Key features of our risk oversight practices include:
•Management periodically reports on areas of potential risk to our Board or the relevant committee, which provides guidance, as appropriate, on risk tolerance, assessment and mitigation.
•The Audit Committee reviews and assesses the Company's processes to manage business, financial and related reporting, and compliance risks. It also reviews the Company's policies for risk assessment, risk management and assesses the steps management has taken to control significant risks.
•The Audit Committee oversees risks pertaining to cybersecurity. Protecting our systems, networks, data and confidential information is a priority at Groupon. As part of our cybersecurity program we employ security practices to protect and maintain the systems located at our hosting providers (including as we continue to adapt our practices and processes following the migration of our public-facing websites and applications and our back-end business intelligence systems to the cloud), invest in intrusion and anomaly detection tools and engage third-party security firms to test the security of our websites and systems. Specifically, we leverage industry best practices to identify and mitigate data security risks. In addition, we regularly evaluate and assess our systems and the controls, processes and practices to protect those systems and also conduct penetration testing against our own systems. We maintain a cybersecurity risk management program that is overseen by our IT and Information Security teams. A member of our IT and Information Security teams regularly reports to the Audit Committee on the state of our cybersecurity program and provides updates on cybersecurity matters. In addition, we typically conduct an annual cybersecurity review with our Board.
•The Compensation Committee oversees risks relating to compensation programs and policies to ensure that our compensation programs do not encourage unnecessary risk-taking.
•The Nominating Committee oversees risks relating to our governance structure.
•The Executive Committee provides oversight and guidance relating to our CEO transition, including our strategy development and execution.
•Each committee charged with risk oversight reports to the Board on such matters.
Corporate Governance Guidelines and Committee Charters
Our Corporate Governance Guidelines and the charters of the Audit Committee, the Compensation Committee and the Nominating Committee describe our governance framework. The Corporate Governance Guidelines and committee charters are intended to ensure our Board has the necessary authority and practices in place to review and evaluate our business operations and to make decisions that are independent of management. Our Corporate Governance Guidelines also are intended to align the interests of directors and management with those of our stockholders, and comply with or exceed the requirements of NASDAQ and applicable law. They establish the practices our Board follows with respect to such issues as:
10 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

•Board composition and member selection;
•Board meetings and involvement of senior management;
•CEO performance evaluation;
•Management succession planning;
•Board committees; and
•Director compensation.
Pursuant to the Corporate Governance Guidelines, the Board conducts self-evaluations assess its adherence to the Corporate Governance Guidelines and committee charters and to identify opportunities to improve Board performance. The Board regularly reviews our Corporate Governance Guidelines and committee charters and updates them as necessary to reflect changes in regulatory requirements and evolving oversight practices.
Meetings and Meeting Attendance
Our Board holds regularly scheduled quarterly meetings and also holds special meetings or acts by unanimous written consent as necessary. Our Board met ten times during 2022.
All of our directors, who served as a director for the entirety of 2022, attended 75% or more of the aggregate of all Board meetings and meetings of the committees on which they served during the last fiscal year. We do not maintain a formal policy regarding director attendance at stockholder meetings. None of our directors attended the 2022 Annual Meeting.
Board Committees
Our Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee. The Board also established an Executive Committee in March 2020. Each committee is comprised entirely of independent directors, and each of the Audit Committee, Compensation Committee and Nominating Committee operates pursuant to a written charter. The table below provides the membership for each of the Board committees.

Director	Audit (1)	Compensation(2)	Nominating(3)	Executive
Robert Bass	Chair	■
Jan Barta			■
Eric Lefkofsky		■		Chair
Ted Leonsis	■		Chair	■
Dusan Senkypl
Helen Vaid(4)	■	Chair
(1) Valerie Mosley resigned from the Board in August, 2022, and was replaced by Deborah Wahl on the Audit Committee. Deborah Wahl resigned from the Board in March 2023, and was replaced by Helen Vaid on the Audit Committee.
(2) Peter Barris resigned from the Board in August, 2022, and was replaced by Eric Lefkofsky on the Compensation Committee, with Helen Vaid becoming chair of the Compensation Committee.
(3) Upon Valerie Mosley and Deborah Wahl's resignations, Dusan Senkypl and Jan Barta, replaced them on the Nominating Committee, respectively. Following Mr. Senkypl's appointment to Interim CEO, Mr. Senkypl stepped down from the Nominating Committee.
(4) Ms. Vaid is not standing for re-election at the Annual Meeting.
Below is a description of each standing committee. Each committee has authority to engage legal counsel or other advisors or consultants as it deems appropriate to carry out its responsibilities.
Audit Committee
The Audit Committee assists our Board in overseeing the quality and integrity of our accounting, auditing and reporting practices. The Committee’s role includes:
•overseeing the work of our accounting function and internal controls over financial reporting;
•overseeing internal audit processes;
•inquiring about significant risks, reviewing our policies for risk assessment and risk management, including cybersecurity risks, and assessing the steps management has taken to control these risks; and
11 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

•reviewing compliance with significant applicable legal and regulatory requirements.
The Audit Committee is responsible for the appointment, compensation, retention, review and oversight of the independent registered public accounting firm engaged to issue audit reports on our consolidated financial statements and internal control over financial reporting. The Committee relies on the expertise and knowledge of management and the independent registered public accounting firm in carrying out its oversight responsibilities. The Audit Committee Charter describes the Committee’s specific responsibilities. The Board has determined that each Audit Committee member (including any director who served as a member during any portion of 2022) has sufficient knowledge in financial and auditing matters to serve on the Committee and that each of Robert Bass and Ted Leonsis is an "audit committee financial expert" as defined by SEC rules.
The Audit Committee met six times in 2022.
Compensation Committee
The primary responsibilities of the Compensation Committee are to:
•assist our Board in establishing the annual goals and objectives relevant to the compensation of the CEO;
•evaluate and approve the compensation of the CEO;
•oversee compensation of directors;
•evaluate and approve the compensation of the Company’s other executive officers;
•oversee and advise our Board on the adoption of policies that govern executive officer compensation programs and other compensation-related polices;
•oversee plans for executive officer development and succession;
•oversee administration of our equity and incentive plans, policies, practices, and programs; and
•authorize grants of equity compensation awards under our stock plan.
As permitted by law and pursuant to the terms of the A&R 2011 Incentive Plan, the Compensation Committee may delegate to certain persons, including the CEO, the authority to make equity compensation grants to employees who are not executive officers.
Our CEO and senior members of our Human Resources department, are responsible for providing recommendations to the Compensation Committee regarding our executive compensation program. None of our executives participates in Compensation Committee deliberations relating to his or her own compensation. To evaluate each senior officer’s overall compensation, the Compensation Committee reviews total direct and indirect compensation details prepared by management and other information deemed appropriate and advisable by the Compensation Committee.
The Compensation Committee Charter describes the specific responsibilities and functions of the Compensation Committee. See "Compensation Discussion & Analysis" for more information about the Committee’s role and responsibilities.
The Compensation Committee met six times in 2022.
Nominating Committee
The principal responsibilities of the Nominating Committee are to:
•determine and recommend director nominees for election to our Board;
•identify and recommend candidates to fill director vacancies occurring between annual stockholder meetings;
•review the composition of Board committees;
•annually evaluate the performance and effectiveness of the Board; and
•monitor adherence to, review, and recommend changes to our Corporate Governance Guidelines and other related corporate governance policies.
The Nominating Committee Charter describes the specific responsibilities and functions of the Committee.
The Nominating Committee met four times in 2022.

12 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

Executive Committee
In March 2020, our Board established an Executive Committee to facilitate Board oversight and actions in response to the impact of COVID-19 on our business and oversee our Interim CEO and management in the development and execution of our strategy in light of a rapidly changing environment. After the Board appointed Kedar Deshpande as the Company's permanent CEO in December 2021, the Executive Committee assisted in the CEO transition as well as continued its oversight of our strategy development and execution. Following Dusan Senkypl's appointment as Interim CEO, the Executive Committee was reconstituted to be composed solely of independent directors to continue providing enhanced oversight of the CEO transition and our strategy development and execution. The Executive Committee may, to the fullest extent permitted by applicable law, exercise all the powers and authority of the Board in the management of the business and affairs of our Company.

13 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

HOW TO COMMUNICATE
WITH THE BOARD
Stockholder Engagement
We recognize the value of stockholder feedback, and our relationship with our stockholders is an integral part of our corporate governance practices. We maintain active, year-round engagement and meet regularly with our stockholders to engage on issues that are important to our stockholders and to understand their perspectives on a variety of matters, including executive compensation, corporate governance matters, corporate strategy and financial performance.
As part of our corporate governance engagement strategy, we have also implemented a more targeted engagement program to better understand stockholder views on our executive compensation program, environmental, social and governance ("ESG") matters and corporate governance policies and practices ahead of our Annual Meeting. This year, we reached out to our largest stockholders and spoke with some of them as a result of this outreach. During these stockholder engagement meetings, we discussed a variety of matters, including our corporate governance practices and policies, elements and structure of our executive and CEO compensation policies and stockholder's consideration of ESG matters. We intend to continue the dialogue with our stockholders on these matters and provide updates on future developments in these areas. Based in part on stockholder feedback, we also have continued to revise our disclosure over the past several years in order to improve its effectiveness, including increasing proxy statement disclosure regarding our director skills and qualifications, Board risk management (including relating to cybersecurity) and executive compensation program, enhancing the design of our proxy statement and updating our corporate website disclosure.
In addition to the annual engagement described above, we also communicate with our stockholders through a number of routine forums, including quarterly earnings calls, SEC filings, our annual report and proxy statement, our annual meeting of stockholders, investor meetings and conferences and our Investor Relations website. As appropriate, we relay stockholder feedback and trends on corporate governance developments to our Board and its committees and work with them to both enhance our governance practices and strengthen our disclosures.
We expect to continue our stockholder engagement program in 2023 to further enhance and deepen our relationship with our stockholders with respect to corporate governance, ESG, executive compensation and other issues of interest to our stockholders.
Investor Relations Website
If you would like additional information about our corporate governance practices, you may view the following documents at investor.groupon.com:
•Audit Committee Charter
•Compensation Committee Charter
•Nominating Committee Charter
•Corporate Governance Guidelines
•Code of Conduct
We will provide any of the foregoing information without charge upon written request to the Corporate Secretary c/o Legal Department, Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654. In addition, stockholders and other interested parties may communicate with any of our directors, including our independent directors or the directors as a group, by writing to the Corporate Secretary c/o Legal Department, Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654 and we will forward relevant communications to the appropriate directors depending on the facts and circumstances outlined in the communication. The information on our website is not part of this Proxy Statement and is not deemed to be incorporated by reference herein.

14 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

DIRECTOR COMPENSATION
We offer an annual cash and equity compensation program for our non-employee directors under our Non-Employee Directors’ Compensation Plan (a sub-plan of the A&R 2011 Incentive Plan) (the "Director Compensation Plan").
Components of Director Compensation
Following a review of market practices related to non-employee director compensation, the Director Compensation Plan was amended effective January 1, 2022 to (1) add a cash retainer of $16,667 and an annual restricted stock unit ("RSU") award of $33,333 for the role of Non-Executive Board Chair and (2) increase the Audit Chair cash retainer to $13,333 and Audit Chair annual RSU award to $26,667. The following table provides a summary of the components of the Director Compensation Plan in effect for fiscal year 2022 following such amendments:

	Cash Retainer ($)	RSU Award ($)	Total ($)
Board Member	75,000	175,000	250,000
Non-Executive Board Chair	16,667	33,333	50,000
Audit Chair	13,333	26,667	40,000
Audit Member (non-chair)	10,000	—	10,000
Compensation Chair	6,667	13,333	20,000
Compensation Member (non-chair)	5,000	—	5,000
Nominating & Governance Chair	5,000	10,000	15,000
Nominating & Governance Member (non-chair)	5,000	—	5,000
Under the Director Compensation Plan, each non-employee director can elect to defer 100% of the annual cash retainer and 100% of the additional annual committee chair or member cash retainer into an award of deferred stock units. The number of deferred stock units to be awarded is determined by dividing the amount of the cash retainer to be exchanged by the fair market value of a share of common stock as of the date on which the cash retainer would otherwise have been paid. Deferred stock units are fully vested upon issuance and will be distributed following a non-employee director's separation from service. Distributions are made in a single distribution in the form of shares.
Each non-employee director receives an annual grant of RSUs on the date of our annual meeting of stockholders, which vests 100% on the first anniversary of the annual meeting of the stockholders as long as the non-employee director remains on the Board on the vesting date (or earlier in the event of the non-employee director’s separation due to death, disability or retirement or in the event of a change in control). The number of RSUs granted is determined by dividing the dollar amount of the grant by the fair market value of a share of our common stock on the date of grant. A non-employee director may elect to defer receipt of vested RSUs until his or her separation from service.

In the event a newly-elected or appointed non-employee director becomes an eligible participant under the Director Compensation Plan following the date of the annual meeting of stockholders but during the same calendar year as the annual meeting of stockholders, the Board may, in its sole discretion, grant such non-employee director a pro-rated RSU award with respect to his or her service during the remainder of the year.
The Company also pays or reimburses non-employee directors for reasonable travel, lodging and related expenses in connection with their attendance at Board, Committee or Company business meetings.
15 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

2022 Director Compensation
The following table sets forth the actual compensation paid to non-employee directors under the Director Compensation Plan for the fiscal year ended December 31, 2022. Mr. Deshpande did not receive any additional compensation for his services as a director of the Company during 2022.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Deborah Wahl (4)	82,500	174,993	—	257,493
Eric Lefkofsky (5)	56,250	174,993	—	231,243
Peter Barris (6)	61,251	188,330	—	249,581
Robert Bass	93,332	201,667	—	294,999
Ted Leonsis	106,668	218,334	—	325,002
Helen Vaid (7)	80,417	174,993	—	255,410
Valerie Mosley (8)	67,500	174,993	—	242,493
Dusan Senkypl (9)	18,750	174,993	—	193,743
Jan Barta (10)	—	—	—	—
(1)This column represents the amount of cash compensation earned in 2022 for Board and committee service. The following non-employee directors deferred cash compensation earned in 2022 into deferred stock units under the Director Compensation Plan and as shown in the table below.

Name	2022 Cash Fee Deferred ($)	Shares in Deferred Account Attributed to 2022 Cash Fees (#)
Deborah Wahl	82,500	6,880
Eric Lefkofsky	56,250	3,347
Peter Barris	61,251	3,645
Dusan Senkypl	18,750	1,594

(2)On June 15, 2022, we granted each of our non-employee directors 11,612 RSUs, the Non-Executive Chair of the Board an additional 2,212 RSUs, the Nominating Committee Chair an additional 664 RSUs, the Compensation Committee Chair an additional 885 RSUs, and our Audit Committee Chair an additional 1,770 RSUs pursuant to the Director Compensation Plan. 100% of the RSUs will vest on June 15, 2023. The following non-employee directors elected to defer their stock awards:

Name	2022 Stock Awards ($)	Shares in Deferred Account Attributed to 2022 Stock Awards (#)
Deborah Wahl	174,993	11,612
Valerie Mosley	174,993	11,612

(3)As of December 31, 2022, each non-employee director had the following aggregate number of stock awards outstanding

Name	Number of Outstanding RSUs
Deborah Wahl	11,612
Eric Lefkofsky	11,612
Peter Barris	—
Robert Bass	13,382
Ted Leonsis	14,488
Helen Vaid	11,612
Valerie Mosley	—
Dusan Senkypl	11,612
Jan Barta	—

(4)Deborah Wahl's cash retainer is inclusive of a prorated fee for serving as an Audit Committee member starting in Q4, 2022.
(5)Eric Lefkofsky elected to forego director compensation starting in Q4, 2022.
(6)Peter Barris’s service as a director terminated on August 26, 2022. In connection with his termination of service, Mr. Barris’s vesting was accelerated on 12,497 of his RSUs. His earned cash fees of $61,251 represent the Q1, Q2 and Q3 portion of his cash retainer.
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(7)Helen Vaid's cash retainer is inclusive of a prorated fee for serving as Compensation Committee chair starting in Q4, 2022.
(8)Valerie Mosley’s service as a director terminated on August 26, 2022. In connection with her termination of service, Ms. Mosley’s vesting was accelerated on 2,903 of her RSUs. Her earned cash fees of $67,500 represent the Q1, Q2 and Q3 portion of her cash retainer.
(9)Dusan Senkypl was appointed as a non-employee director of the Board on June 15, 2022. Mr. Senkypl elected to forego his director compensation starting in Q4, 2022.
(10)Jan Barta was appointed as a non-employee director of the Board on November 7, 2022. Mr. Barta did not earn director compensation for 2022.
17 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

Director Stock Ownership Guidelines and Stock Holding Requirements
We maintain stock ownership guidelines that require each non-employee director to beneficially own Company common stock, as follows:

Ownership and Holding Guidelines	Measurement Requirements	2022 Compliance
• Common stock with a value of at least 3X the director’s annual cash retainer
• Meet ownership requirement by the later of April 1, 2021, or 5 years after initial election
• A director must retain 50% of net shares acquired upon the vesting of equity awards until the director meets the ownership requirements
	The following shares count towards compliance: • Shares owned outright and beneficially • Shares equal to the number of deferred stock units credited under our Director Compensation Plan • Unvested RSUs	• All directors were in compliance or on track to comply with the guidelines as of December 31, 2022 • Compliance is measured annually as of December 31st

18 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

COMPENSATION DISCUSSION
& ANALYSIS
This Compensation Discussion and Analysis provides information regarding the 2022 compensation program for each person who served as our principal executive officer during 2022, each person who served as our principal financial officer during 2022, and our one other executive officer serving at fiscal year-end (our “Named Executive Officers”). For 2022, our Named Executive Officers were:

•Kedar Deshpande, our former CEO;
•Damien Schmitz, our former Chief Financial Officer ("CFO"); and
•Dane Drobny, our former Chief Administrative Officer, General Counsel, and Corporate Secretary.

Mr. Deshpande served as our CEO until March 30, 2023. Mr. Schmitz served as our Interim CFO from November 5, 2021 until November 6, 2022 and as our CFO From November 7, 2022 until April 13, 2023. Mr. Drobny served as our Chief Administrative Officer, General Counsel and Corporate Secretary for all of fiscal year 2022 but resigned from such position, effective February 24, 2023. It is currently anticipated that Mr. Drobny will continue to provide services to Groupon as outside general counsel until at least December 31, 2023, as further described below.

This Compensation Discussion and Analysis describes the material elements of our executive compensation program during 2022 and provides an overview of our executive compensation philosophy, including our principal compensation policies and practices. In addition, it analyzes how and why the Compensation Committee of our Board (the “Compensation Committee”) arrived at the specific compensation decisions for our Named Executive Officers in 2022 and discusses the key factors that the Compensation Committee considered in determining their compensation.

2022 Business Summary and Financial Results
Groupon is a global scaled two-sided marketplace that connects consumers to merchants. Consumers access our marketplace through our mobile applications and our websites, which are primarily localized groupon.com websites in thirteen countries. We operate in two segments, North America and International, and in three categories, Local, Goods and Travel.
2022 Financial Results
Our financial results as of and for the year ended December 31, 2022 are set forth below:

Gross Profit	Income (loss) from Continuing Operations	Adjusted EBITDA (1)	Operating Cash Flow
$523 million	$(234) million	$(15) million	$(136) million
(1)Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") is a non-GAAP financial measure. Please see "Appendix A - Adjusted EBITDA Information and Reconciliation" for more information.

2022 Executive Compensation Highlights
The financial condition and performance of our business and further changes in our management team have continued to affect our approach to executive compensation in 2022. In particular, our financial results, restructuring actions and executive transitions increased the Board’s and Compensation Committee’s focus on stabilizing the Company. In addition, uncertainties caused by our restructuring plan, the continuously evolving macroeconomic conditions and volatility and disappointment in our financial performance, created challenges for establishing appropriate performance goals applicable to our incentive compensation programs. In determining 2022 executive compensation, the Compensation Committee aimed to balance the goals of retention, stabilization of the business and incentivizing performance.
Key decisions and aspects of our 2022 executive compensation program for our Named Executive Officers are summarized below:
•Base salaries were not increased above their 2021 levels (other than increasing Mr. Schmitz’s salary by the amount of his monthly stipend upon his transition from Interim CFO to CFO).
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•The 2022 performance-based annual bonus plan ("ABP") included a performance "gate" based on a minimum Adjusted EBITDA achievement that would be required for any funding to be earned. The Adjusted EBITDA gate was not achieved and, as a result, our executives were not eligible to receive any payout under our 2022 ABP.
•In light of the special RSU awards made to Mr. Deshpande in late 2021 and early 2022 and Mr. Drobny in late 2021, the Compensation Committee determined not to make any further grants to either Mr. Deshpande or Mr. Drobny in May 2022 in connection with its annual equity award process.

Each of these 2022 compensation elements is discussed in more detail below in “-Elements of Executive Compensation.”

Compensation-Related Policies and Practices
Our executive compensation program reflects our compensation philosophy by incorporating certain compensation-related policies and practices while avoiding other more problematic or controversial policies and practices, as follows:
What We Do
•Maintain an independent Compensation Committee
•Retain an independent compensation consultant, which reports directly to the Compensation Committee and provides no other material services to us
•Conduct an annual executive compensation review and compare our program against the competitive market and best practices
•Establish measurable performance objectives and maximum award levels under our performance based compensation programs, if applicable
•Generally vest annual equity awards over multi-year periods, consistent with current market practice and our retention objectives
•Conduct an annual stockholder advisory (non-binding) vote on Named Executive Officer compensation
•Regularly engage with our stockholders to get their perspectives on executive compensation and corporate governance matters
•Conduct an annual risk assessment of our compensation programs
•Maintain significant stock ownership and stock holding requirements for our executive officers
•Require our executive officers to pre-clear all stock trades (other than pursuant to an approved Exchange Act Rule 10b5-1 trading plan) even during an open window period
•Review the risks associated with key executive officer positions to ensure adequate succession plans are in place
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What We Don’t Do
•Offer pension arrangements, supplemental retirement plans or non-qualified deferred compensation arrangements to our executive officers
•Offer enhanced health and welfare benefits programs to our executive officers that are above and beyond those offered to our regular employees
•Provide excessive perquisites or other personal benefits to our executive officers
•Provide any tax reimbursement payments (including "gross-ups") on any severance or change-in-control payments or benefits
•Permit our employees (including our executive officers) and directors to hedge our equity securities, subject to limited exceptions
•Permit our employees (including our executive officers) and directors to pledge our equity securities, subject to limited exceptions
•Pay dividends or dividend equivalents on unvested or unearned equity awards
•Permit the repricing of stock options without stockholder approval
Clawback Policy
In October 2021, the Compensation Committee approved a compensation recovery policy that is generally consistent with current market practices, which took effect on January 1, 2022. The policy covers all current and former Section 16 Officers and such other executives as may be specified by the Compensation Committee. The policy allows for the recovery of any excess performance-based cash and equity compensation awarded to covered executives in the event of the executive's misconduct that contributes to noncompliance with any financial reporting requirement under the U.S. federal securities law that results in an accounting restatement. The policy covers a three-year period preceding the date on which the Company is required to prepare an accounting restatement. The look-back period is not retroactive for compensation awarded prior to the policy's January 1, 2022 effective date. In the wake of the SEC’s recent promulgation of final Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act”) clawback rules, we expect to review and consider changes to our clawback policy, subject to the effectiveness of Nasdaq’s forthcoming final listing standards.

Stockholder Advisory Vote on Named Executive Officer Compensation
We conduct an annual stockholder advisory (non-binding) vote on named executive officer compensation (a “Say-on-Pay” vote) to ensure that stockholder input informs our compensation philosophy and decisions. At our 2022 annual meeting of stockholders, approximately 73% of the shares entitled to vote on our “Say-on-Pay” proposal at the meeting approved the compensation of our named executive officers as disclosed in our 2022 definitive proxy statement. As the Compensation Committee reviewed our executive compensation policies and practices since this Say-on-Pay vote and made its compensation decisions for 2022, it has been mindful of the level of support our stockholders have expressed for our approach to executive compensation and also considered feedback from our stockholder engagement efforts but did not make any changes to the compensation program as a direct result of this vote.
The Compensation Committee recognizes that pay practices continue to evolve, and as a result, it continues to refine our executive compensation policies and practices in its ongoing effort to ensure our executive compensation program supports our compensation philosophy and objectives, as well as our overall corporate goals and values.
We believe in the importance of engaging with and listening to our stockholders. As part of our ongoing efforts, over the past several years, we have enhanced our executive compensation program and corporate governance policies and practices based, in part, on the feedback we have received from our stockholders. In particular, over the past several years, we have conducted stockholder outreach to discuss our executive compensation program, among other things, with our significant stockholders. For additional information, see “How to Communicate with the Board – Stockholder Engagement.”
21 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

Compensation Philosophy
Our philosophy is to establish and maintain an executive compensation program that attracts proven, talented leaders who possess the skills and experience necessary to achieve our financial, operational and strategic goals, while materially adding to our long-term value without creating excessive risk to the organization. We seek to structure our executive compensation packages to be consistent with the competitive market and to align the long-term interests of our Named Executive Officers and stockholders so that pay appropriately reflects performance in achieving our financial, operational, and strategic objectives. Specifically, our executive compensation program is designed to:
•Recruit and retain talented and experienced individuals who are able to develop, implement, and deliver on long-term value creation strategies;
•Ensure that our compensation is reasonable and competitive with the pay packages made available to executives at companies with which we compete for executive talent;
•Provide a substantial portion of each executive officer's compensation in elements that are directly tied to our long-term value and growth;
•Reward both company and individual performance and achievement; and
•Ensure that our compensation structure does not encourage unnecessary and excessive risk-taking.
Year-over-year changes in the elements of our compensation program were driven primarily by the unique circumstances faced by the Company in recent years (including 2022) rather than a change in long-term philosophy and generally remained consistent with our philosophy.

Governance of Executive Compensation Program
Role of Compensation Committee
The Compensation Committee, which is composed entirely of independent directors, discharges the responsibilities of our Board with respect to the compensation of our Named Executive Officers and the non-employee members of our Board. Specifically, the Compensation Committee approves our compensation philosophy and oversees the design, development, and implementation of our executive compensation program and related policies and practices to ensure that they are consistent with the long-term interests of our stockholders. This includes having final authority to review and approve the compensation of our CEO and our other Named Executive Officers. For a discussion of our compensation philosophy and the principal objectives of our executive compensation program, see “Compensation Philosophy” above.
The Compensation Committee operates under a written charter adopted by our Board.
In carrying out its responsibilities, the Compensation Committee determines the amounts and allocates the mix of compensation between base salary, target annual performance-based bonus opportunities, and long-term incentive compensation for our Named Executive Officers. The Compensation Committee also selects the performance measures and establishes the target levels for our performance-based bonuses. In 2022, the Compensation Committee faced significant challenges in selecting appropriate measures and establishing meaningful performance baselines for these awards in light of overall business performance, our ongoing restructuring actions and unpredictable impacts of the macroeconomic environment on our business. Even so, the Compensation Committee sought to balance maintaining stability with continuing to execute against our strategy for recovery and future growth in order to drive long-term stockholder value creation. The Compensation Committee also designs, approves, and oversees our A&R 2011 Incentive Plan, grants all equity awards to our Named Executive Officers and has the authority to grant equity awards to other eligible employees in accordance with the terms of the A&R 2011 Incentive Plan.
The Compensation Committee reviews our post-employment compensation arrangements, other executive benefits, and, if applicable, retirement benefits and perquisites from time to time. In addition, the Compensation Committee reviews and evaluates the risks associated with our compensation philosophy and executive compensation program as discussed under “Compensation Risk Assessment” below.
Further, the Compensation Committee is responsible for reviewing, discussing, and approving the Compensation Discussion and Analysis and the accompanying Compensation Committee Report for inclusion in the annual proxy statement that we file with the SEC.
To promote independent decision-making on executive compensation matters, the Compensation Committee regularly meets in executive session without management present, often with the participation of its compensation consultant. The Compensation Committee regularly assesses the effectiveness of our executive compensation program in driving performance, and uses stockholder feedback, competitive market data, applicable regulatory requirements, and external trends to inform its decision-making.
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Compensation-Setting Process
Typically, the Compensation Committee reviews our executive compensation program and the elements of compensation of our Named Executive Officers on an annual basis, usually in the first quarter of the year. The Compensation Committee also will consider adjustments to the compensation of our Named Executive Officers at other times during the year if a change in the scope of an executive officer’s role and responsibilities, or other developments or circumstances, warrant such consideration.
The Compensation Committee engages the services of a compensation consultant and considers the analysis and advice of its compensation consultant in discharging its responsibilities. Representatives of the compensation consultant attend Compensation Committee meetings and have direct access to Compensation Committee members.
In determining the amount of each element of compensation and the target total direct compensation of our Named Executive Officers, the Compensation Committee does not use a single method or measure in arriving at its decisions. In making decisions about the compensation of our Named Executive Officers, the members of the Compensation Committee rely primarily on their general experience and subjective considerations of various factors, including, without limitation, the following:
•Our executive compensation program objectives;
•Our performance against the financial, operational, and strategic objectives established by the Compensation Committee and our Board;
•The impact of any unique circumstances, challenges or developments affecting the Company;
•An individual Named Executive Officer's knowledge, skills, experience, qualifications, and tenure relative to other similarly situated executives at the companies in our compensation peer group;
•The scope of a Named Executive Officer’s role and responsibilities compared to other similarly situated executives at the companies in our compensation peer group;
•The performance of an individual Named Executive Officer, based on a subjective assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and work as part of a team, all of which reflect our core values;
•The potential of an individual Named Executive Officer to contribute to our long-term financial, operational, and strategic objectives;
•The proposed compensation packages of our other Named Executive Officers (internal pay equity);
•The compensation practices of our compensation peer group; and
•The recommendations of our CEO with respect to the compensation of our other Named Executive Officers.
These factors provide the framework for compensation decision-making and final decisions regarding the target total direct compensation opportunity for each Named Executive Officer. No single factor is determinative in setting compensation levels, nor is the impact of any individual factor on the determination of pay levels quantifiable. The Compensation Committee does not weigh these factors in any predetermined manner, nor does it apply any formulas in developing its compensation decisions.
Role of Management
The Compensation Committee generally seeks input from our CEO and senior members of our Human Resources department when evaluating the performance and compensation of our Named Executive Officers, as well as during the process of negotiating compensation packages with new senior executive hires. The Compensation Committee gives considerable weight to our CEO's evaluation of our other Named Executive Officers because of his direct knowledge of each individual's performance and contributions.
The Compensation Committee solicits and reviews our CEO’s recommendations and proposals with respect to adjustments to target total cash compensation, long-term incentive compensation opportunities, program structures, and other compensation-related matters for our executive officers (other than with respect to his own compensation). The Compensation Committee reviews and discusses these recommendations and proposals with our CEO and considers them as one factor in determining the compensation for our Named Executive Officers.
Our CFO and Chief Accounting Officer also work with senior members of our Human Resources department to advise the Compensation Committee with regard to the financial and accounting implications of our compensation programs and hiring decisions.
None of our Named Executive Officers participates in or is present during Compensation Committee deliberations relating to his or her own compensation.
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Role of Compensation Consultant
The Compensation Committee engages an external compensation consultant to assist it in discharging its responsibilities. This compensation consultant, who reports directly to the Compensation Committee, provides competitive market data, analysis, and other resources to help execute our overall executive compensation strategy. The Compensation Committee directs the compensation consultant to work with the appropriate members of management to obtain information necessary to prepare its analysis of our executive compensation program and evaluate our CEO’s recommendations. The compensation consultant also meets with the Compensation Committee during its regular meetings and in executive session, where no members of management are present, and can meet with the Compensation Committee chair and other members of the committee outside of regular meetings. The Compensation Committee has the sole power to hire, terminate or replace the compensation consultant at any time and periodically reviews its relationship with the compensation consultant.
For 2022, the Compensation Committee engaged Compensia, Inc., a national compensation consulting firm (“Compensia”), as its compensation consultant to advise on executive compensation matters, provide data and an analysis of competitive market pay practices for our executive officers as part of the annual executive compensation review process, and assist with the review and updating of the compensation peer group. Although we may retain the Compensation Committee’s compensation consultant for discrete projects from time to time, Compensia did not provide any other material services to the Company (separate from consulting advice provided to the Compensation Committee) in 2022.
The Compensation Committee has a policy for compensation consultant independence under which any compensation consultant retained by the committee must be independent of the Company and management. The Compensation Committee reviewed the independence of Compensia in light of this policy, SEC rules, and the applicable NASDAQ listing standards regarding compensation consultants and has concluded that Compensia’s work for the committee did not raise any conflict of interest, and that Compensia was able to provide the Compensation Committee with independent advice.
Use of Competitive Market Data
The Compensation Committee, with the assistance of its compensation consultant, reviews and updates our compensation peer group and other compensation data annually to ensure that it remains appropriate for review and comparison purposes. The compensation peer group used to make 2022 compensation decisions included companies in the Internet Software & Services and Internet & Direct Marketing Retail industries whose businesses align with ours, as well as other software companies with a size comparable to ours based on revenue and market capitalization. Our compensation peer group includes companies with which we compete for executive talent, which includes larger global companies, as well as smaller companies. The technology labor market is highly competitive for executive level talent that can provide innovative leadership while managing at a global scale across several lines of business. The Compensation Committee believes that it is necessary to consider these factors in making compensation decisions in order to attract and retain talent.

For 2022, the Compensation Committee undertook a detailed review of the peer group to eliminate companies with revenue and market capitalization significantly outside of the target range or that had been acquired. The companies in the compensation peer group used for 2022 compensation decisions had median revenues of approximately $1 billion and a median 30-day market capitalization of approximately $4 billion when such group was approved by the Compensation Committee in October 2021. This methodology used for determining the 2022 peer group remains consistent with prior years, and companies were added to and removed from the peer group based on whether they met or continued to meet these criteria. The 2022 peer group consisted of the following companies:

1-800-Flowers.com
Alarm.com Holdings
Allscripts Healthcare
ANGI Homeservices
Box
CarGurus
Cars.com
CDK Global
ContextLogic (Wish)*
EBIX
GoDaddy
Gogo
Go Pro
IAC/InterActiveCorp
Newegg commerce*
Overstock.com
Revolve Group
    Shutterstock
Stamps.com
24 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

Stitch Fix
TripAdvisor
QuinStreet
Yelp
Zynga

*Asterisks indicate new additions to the previous compensation peer group. The following companies were removed from the previous compensation peer group: Blue Apron Holdings and Zillow Group (both of which were outside the revenue and market capitalization range) and Endurance International and Grubhub (both of which were acquired).

We also participate in surveys of market compensation practices in our industry and broadly across other industries and undertake specialized studies of competitive market practices using the most relevant published survey sources and public filings.

The Compensation Committee uses market data drawn from the companies in the compensation peer group to evaluate the competitive market when determining the target total direct compensation opportunities for our Named Executive Officers, including base salary, target annual performance-based bonus opportunities, and long-term incentive compensation. While the Compensation Committee considers this information, it does not engage in strict benchmarking to a fixed percentile. The Compensation Committee relies on the expertise of its members to develop pay packages that are appropriate for each Named Executive Officer. Given the ongoing nature of the unique circumstances faced by the Company throughout 2020, 2021 and 2022, the Company considered a variety of factors, in addition to market data, in continuing to evaluate and adjust its executive compensation program during 2022.
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Elements of Executive Compensation
For 2022, the target total direct compensation opportunities of our incumbent Named Executive Officers consisted of base salary, a target performance-based bonus opportunity, and long-term incentive compensation in the form of existing or new RSU awards. The following table provides a summary of the 2022 compensation arrangements for our Named Executive Officers.
Elements of Executive Compensation and 2022 Snapshot

	Compensation Element	Objective
Fixed	Base Salary	Provide competitive level of fixed compensation. Attract and retain key executive talent.
Variable Compensation (Performance-Based and All At-Risk)	Performance-Based Bonus	Motivate and reward executives for achieving annual Company financial objectives. Also promotes retention.
Variable Compensation (At-Risk Component)	Time-Based Restricted Stock Unit ("RSU") Awards	Directly aligns interests of executives with long-term stockholder value creation and promotes retention.
Base Salary
We offer competitive base salaries, which are intended to provide a level of stable fixed compensation to our Named Executive Officers for the performance of their day-to-day services. We use base salary to recognize the experience, skills, knowledge, and responsibilities of our Named Executive Officers, as well as to reflect competitive market practice.
In determining the base salaries for our Named Executive Officers, the Compensation Committee takes into consideration a competitive market analysis of relevant compensation data for each position prepared by its compensation consultant, its assessment of competitive market conditions, base salary and target total cash compensation relative to other executives in similar positions, the recommendations of our CEO (other than with respect to his own base salary), and the factors described in “Governance of Executive Compensation Program – Role of Compensation Committee – Compensation-Setting Process” above.
The base salary rates of our Named Executive Officers for 2022 were as follows:

Named Executive Officer	2022 Base Salary ($) (1)
Mr. Deshpande	700,000
Mr. Schmitz	550,000 (2)
Mr. Drobny	590,000
(1)In May 2022, in connection with its annual review of our executive compensation program, the Compensation Committee evaluated the base salaries of our Named Executive Officers and decided not to increase their base salary rates above their 2021 levels.
(2)From January 1, 2022 through November 6, 2022, Mr. Schmitz’s base salary was $325,000, and he was also entitled to a monthly stipend of $18,750 to be paid in each month in which he served (for the full or partial month) as our Interim CFO. Effective November 7, 2022, Mr. Schmitz’s base salary rate was increased to $550,000 in connection with his appointment as CFO of the Company, and he was no longer entitled to receive the separate monthly stipend as of such date.

The base salaries actually paid to our Named Executive Officers in 2022 are set forth in the “2022 Summary Compensation Table” below.

26 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

Short-Term Incentive Compensation
2022 Performance-Based Bonus
In 2022, each of our Named Executive Officers participated in our annual performance-based bonus plan (the "2022 ABP"). The Compensation Committee approved the performance-based bonus targets for our then Named Executive Officers in May 2022.
Under the 2022 ABP, the Compensation Committee could exercise downward discretion on individual payouts with respect to individual Named Executive Officer performance based on a recommendation from our CEO (other than with respect to his own performance-based bonus payout), but did not exercise any such discretion in 2022.
2022 Performance-Based Target Bonus Opportunities
In May 2022, the Compensation Committee approved 2022 ABP target bonus opportunities for each Named Executive Officer. The amount of each Named Executive Officer’s 2022 target performance-based bonus opportunity (expressed as a percentage of base salary) was determined by the Compensation Committee after taking into consideration a competitive market analysis of the relevant compensation data for each position prepared by its compensation consultant, its assessment of competitive market conditions, his or her performance-based bonus target and total target annual cash compensation relative to other executives in similar positions, the recommendations of our CEO (other than with respect to his own performance-based bonus target), and the factors described in "Governance of Executive Compensation Program – Role of Compensation Committee – Compensation-Setting Process" above.
Performance-based bonus target opportunities under the 2022 ABP for our Named Executive Officers were as follows:

Named Executive Officer	2022 ABP Target (US $)	2022 ABP Target (as a % of base salary)
Kedar Deshpande (1)	700,000	100%
Damien Schmitz	220,890 (2)	62% (2)
Dane Drobny (3)	590,000	100%
(1)Mr. Deshpande was not eligible to participate in the 2021 Annual Bonus Plan and became eligible to receive an annual bonus for the first time in 2022. His target bonus opportunity under the 2022 ABP was set at 100% of his base salary, or $700,000.
(2)Mr. Schmitz’s original bonus target under the 2022 ABP was not increased from 2021 and was equal to 50% of his base salary of $325,000. Starting on November 7, 2022, in connection with his appointment as CEO, his bonus target was increased to 100% of his new base salary of $550,000. The chart above shows his blended 2022 ABP Target.
(3)Mr. Drobny’s target bonus opportunity under the 2022 ABP was not increased from 2021.

27 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

Corporate Performance Measures
In April 2022, the Compensation Committee selected Adjusted EBITDA, Free Cash Flow and Local Gross Billings as the corporate performance measures for the 2022 ABP. The framework the Compensation Committee approved included a “gate” based on Adjusted EBITDA achievement that would be required for any funding to be earned. Once the Adjusted EBITDA gate is achieved, the 2022 ABP funding would be calculated based on Free Cash Flow (weighted 2/3) and Global Local Billings (weighted 1/3).

For purposes of the 2022 ABP:
•“Adjusted EBITDA" is a non-GAAP financial measure that we define as net income (loss) from continuing operations excluding income taxes, interest and other non-operating items, depreciation and amortization, stock-based compensation, acquisition-related expense (benefit), net and other special charges and credits, including items that are unusual in nature or infrequently occurring.
•“Free Cash Flow” is a non-GAAP liquidity measure that comprises net cash provided by operating activities from continuing operations less purchases of property and equipment and capitalized software from continuing operations.
•“Local Gross Billings” is the total dollar value of customer purchases of goods and services. Gross billings is presented net of customer refunds, order discounts and sales and related taxes.
Adjusted EBITDA is a key measure used by our management and Board to evaluate operating performance, generate future operating plans and make strategic decisions for the allocation of capital. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results. See Appendix A for a reconciliation of Adjusted EBITDA to the most comparable U.S. GAAP performance measure, “Net income (loss).”

We use Free Cash Flow to conduct and evaluate our business because, although it is similar to cash flow from operations, we believe that it typically represents a more useful measure of cash flows because purchases of fixed assets, software developed for internal use and website development costs are necessary components of our ongoing operations.

Local Gross Billings is an indicator of our growth and business performance as it measures the dollar volume of transactions generated through our marketplaces. Tracking gross billings on service revenue transactions also allows us to monitor the percentage of gross billings that we are able to retain after payments to merchants.

For purposes of the 2022 ABP, the Compensation Committee established a threshold performance level for our Adjusted EBITDA and the threshold, target, and maximum performance level for the other metrics as the basis for determining bonus payouts. These performance levels were established by the Compensation Committee after taking into account the Company’s strategic initiatives, our recent financial performance, internal budgeting for the year, and expected market conditions including projected ongoing impacts from macroeconomic conditions. Bonus payouts were conditioned upon our achievement of the “gate” Adjusted EBITDA and at least the threshold performance level for either Free Cash Flow or Local Gross Billings for the performance period before any payout would be made.
Linear interpolation would be used to determine the bonus payout for performance between "threshold" and "target" or for performance between "target" and “maximum,” as applicable. In determining whether a performance level had been satisfied, the Compensation Committee, in its discretion, could exclude the impact of (i) special charges or credits relating to a divestiture, spin off, merger, acquisition or other business combination transaction, (ii) unforeseen, unusual or non-recurring charges or credits relating to the execution of the Company’s operating plan, including, without limitation, facilities exit costs, severance and contract termination costs which may not be included in any restructuring plan, and (iii) unforeseen, unusual or non-recurring events that significantly impact the Company’s business and operations, including, without limitation, Covid-19.
The following table sets forth the performance target levels for Adjusted EBITDA, Free Cash Flow and Local Gross Billings and corresponding potential payout levels under the 2022 ABP:

2022 ABP Financial Metrics – Global (January 1, 2022 – December 31, 2022)
Gate Achievement	Funding as a % of Target	Adjusted EBITDA – Global ($m)
Gate Not Achieved	0%	<100
Gate Achieved	See below	100
Performance Level	Funding as a % of Target	Free Cash Flow (2/3 weight) ($m)	Local Gross Billings (1/3 weight) ($m)
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Below Threshold	0%	< 0	< 1,658
Threshold	50%	0	1,658
Target	100%	50	1,850
Maximum	150%	100	2,150

2022 Performance-Based Bonus Results
In February, 2023, the Compensation Committee evaluated our financial performance for the 2022 ABP performance period. For 2022, we achieved Adjusted EBITDA of $(15) million, Free Cash Flow of $(172) million and Local Gross Billings of $1,823 million. Given that the Adjusted EBITDA gate was not achieved, our Named Executive Officers were not eligible to receive any payout under 2022 ABP. See Appendix A for a reconciliation of Adjusted EBITDA to the most comparable U.S. GAAP performance measure, “Net income (loss) from continuing operations” and a reconciliation of free cash flow to the most comparable U.S. GAAP liquidity measure, "Net cash provided by (used in) operating activities".

Retention and Other Bonuses

As previously disclosed, (i) in connection with his appointment as Interim CFO, Mr. Schmitz received payment of a retention bonus in August 2022 in an amount of $162,500 and (ii) in light of the need to retain key executives through our management transition, Mr. Drobny also received payment of a retention bonus in January 2022 in the amount of $1,000,000, which retention bonus is subject to a 36 month pro-rata clawback in the event of certain terminations of employment.

Additionally, Mr. Schmitz received a cash payment in 2022 in the amount of $44,927 upon vesting of the cash component of the long-term incentive award granted to him in 2020 that vested on January 20, 2022 based on his continued service through such date.

Equity Awards
Our long-term incentive compensation program is designed to align the interests of our Named Executive Officers with the interests of our stockholders, promote the achievement of our financial and operational/strategic goals, and reward the creation of sustained long-term stockholder value while satisfying our retention objectives. In 2022, our long-term incentive compensation program consisted of time-based RSU awards. We believe that RSU awards align the interests of our Named Executive Officers with the interests of our stockholders and provide a longer-term focus through a multi-year vesting schedule, while managing dilution to existing investors, providing greater predictability to our Named Executive Officers in the value of their compensation, and building ownership.
In general, we believe that PSU awards serve as an important motivator for our Named Executive Officers to drive financial performance and provide a direct link between compensation and stockholder return, thereby motivating our Named Executive Officers to focus on and strive to achieve both our annual and long-term financial and strategic objectives, including stockholder value creation. However, in response to continued challenges in establishing meaningful and measurable performance metrics (different from the metric already approved for the 2022 ABP) due to uncertain and volatile financial performance, ongoing management transitions and continuously evolving circumstances created by macroeconomic conditions, the Compensation Committee deemed it advisable and in the best interests of the Company and its stockholders to instead grant only time-based RSU awards to certain of our Named Executive Officers in 2022.
In determining the size of the equity awards to be granted to our Named Executive Officers as part of its annual review of their compensation, the Compensation Committee takes into consideration a competitive market analysis of the relevant compensation data for each position prepared by its compensation consultant, its assessment of competitive market conditions, the Named Executive Officer’s long-term incentive compensation relative to other executives in similar positions, the outstanding and unvested equity holdings of the Named Executive Officer, the recommendations of our CEO (other than with respect to his own equity award), and the other factors described in "Governance of Executive Compensation Program – Role of Compensation Committee – Compensation-Setting Process" above.
RSU Awards
In May 2022, in connection with our annual equity award process, the Compensation Committee approved the grant of the following RSU award to Mr. Schmitz, which was based on the target grant date dollar value set forth below. This grant was
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effective as of June 1, 2022.

Named Executive Officer	2022 RSU Award (target $ value at grant)	2022 RSU Award (number of RSUs) (1)
Mr. Schmitz	1,487,500	98,632
(1)The actual number of RSUs granted was determined using the average closing price of a share of our common stock for all trading days during the month of May 2022, and accordingly, the grant date fair market value of these awards differs from the target values. The RSUs subject to Mr. Schmitz's award were scheduled to vest as follows: 1/2 of the RSUs vesting on May 20, 2023, 1/3 of the RSUs vesting on May 20, 2024 and 1/6 of the RSUs vesting on May 20, 2025, subject to Mr. Schmitz's continued service with us through each applicable vesting date.

As previously disclosed, in connection with his appointment as our CEO effective December 10, 2021, Mr. Deshpande received an award of 375,000 RSUs in December 2021 and 363,585 RSUs in January 2022. These RSU awards were effective in two separate calendar years due to a calendar year limit imposed by the A&R 2011 Incentive Plan. In addition, as previously disclosed, Mr. Drobny received an award of 132,634 RSUs for retention purposes in November 2021.

In light of the special RSU awards to Mr. Deshpande and Mr. Drobny described above, the Compensation Committee determined not to make any further grants to either Mr. Deshpande or Mr. Drobny in May 2022 in connection with its annual equity award process.
2019 Special PSU Award Results
In 2019, Mr. Drobny received a one-time special stock price PSU award, the vesting of which would occur if Groupon achieved an average closing price per share of common stock (as reported on the Nasdaq Global Select Market) equal to or greater than $120.00 over a period of 30 consecutive trading days during the time period from January 1, 2019 through December 31, 2022. This stock price goal was not met and, therefore, Mr. Drobny’s unvested special stock price PSUs were forfeited.

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Other Compensation
Health and Welfare Benefit Programs
Our employee benefit programs, including our Section 401(k) plan and health, life, and disability insurance coverage programs, are designed to provide a stable array of support to our employees generally, including our Named Executive Officers, and their families. Our Section 401(k) plan, in which all employees generally are eligible to participate, allows participants to defer compensation up to the maximum amount specified by the Internal Revenue Code (the "Code"). Elective deferrals are immediately vested and non-forfeitable upon contribution by the employee. We match 50% of the first 6% of eligible compensation deferred to the plan, which vests on a three-year graded vesting schedule.
We do not maintain any pension plan or arrangement under which our Named Executive Officers are entitled to participate or to receive post-retirement benefits, nor do we maintain any non-qualified deferred compensation plans or arrangements in which our Named Executive Officers are entitled to participate.
Perquisites and Other Personal Benefits
Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Generally, we do not provide perquisites or other personal benefits to our Named Executive Officers except as generally made available to our employees, or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective and for recruitment and retention purposes. During 2022, none of our Named Executive Officers received perquisites or other personal benefits that were, in the aggregate, $10,000 or more for each individual.
In the future, we may provide perquisites or other personal benefits in limited circumstances, such as those described in the preceding paragraph. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.
Post-Employment Compensation
We have entered into severance benefit agreements with each of our Named Executive Officers, which agreements set forth the terms and conditions of certain post-employment compensation arrangements with such individuals. These agreements provide for certain payments and benefits in the event of the termination of employment of a Named Executive Officer under specified circumstances, including in connection with a change in control of the Company. We believe that our extension of these post-employment and change in control-related payments and benefits is necessary in order to remain competitive with market practice. The material terms of these post-employment compensation arrangements for our Named Executive Officers and a description of the recent separations of Mr. Deshpande, Mr. Drobny and Mr. Schmitz are set forth in the "Severance Benefit Agreements" and “Separation and Resignation of Named Executive Officers” sections respectively.
Interim CEO Appointment in 2023

As previously disclosed, the Board appointed Dusan Senkypl as Interim CEO of the Company, effective on March 30, 2023. In connection with such appointment, Mr. Senkypl entered into an employment agreement with the Company’s wholly owned subsidiary, Groupon Management, LLC, dated March 30, 2023. In addition, Mr. Senkypl will remain a member of the Board and will step down from his position as a member of the Executive Committee of the Board. Mr. Senkypl, who will be based in the Czech Republic, will serve as Interim CEO for a term of one year pursuant to his employment agreement or until the Board appoints a permanent successor. The Board expects that Mr. Senkypl will provide reasonable assistance in the transition of any such successor.

In connection with his appointment as Interim CEO, Mr. Senkypl will receive an annual base salary of approximately $19,000 and on March 30, 2023, he received a grant of nonqualified stock options to purchase 3,500,000 shares of the Company’s common stock at a per share exercise price of $6.00 under the A&R 2011 Incentive Plan. In connection with Mr. Senkypl’s appointment, the Compensation Committee recommended and the Board approved an amendment to the A&R 2011 Incentive Plan to allow for the vesting and exercise of the options granted to Mr. Senkypl prior to the first anniversary of the grant date, subject to a majority vote of the Company’s stockholders at the Company’s Annual Meeting. See Proposal 4 for more information on this proposed amendment.

The options granted to Mr. Senkypl will expire 3 years from the grant date, and will vest 1/2 on the date that is 1 year from the grant date and quarterly thereafter in four substantially equal installments, beginning on the date that is 1 year and 3 months from the grant date, or if Proposal 4 is approved, will vest quarterly in eight substantially equal installments, beginning on the date that is 3 months from the grant date. Mr. Senkypl will not be permitted to sell, exchange, transfer, assign, pledge or otherwise dispose of any shares of the Company’s common stock issued upon exercise of such options until a date that is 1 year from the grant date. The vesting of options is subject to (i) Mr. Senkypl’s continued service as Interim or permanent CEO or (ii) Mr. Senkypl’s continued service as a member of the Board on the applicable vesting date, provided that his service as Interim or permanent CEO continues until (x) the
31 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

appointment of his successor by a majority of the members of the Board unaffiliated with PFC and (y) Mr. Senkypl has agreed to provide reasonable assistance in the transition of such successor as a member of the Board through the applicable vesting date. Additionally, the options are subject to the terms and conditions set forth in the A&R 2011 Incentive Plan (including any amendments thereto) and in the Nonqualified Stock Option Agreement between the Company and Mr. Senkypl.

Under Mr. Senkypl’s severance benefit agreement, which was executed in connection with his appointment, he will receive severance benefit amounts upon an involuntary termination of employment without cause or a resignation for good reason equal to 12 months of salary, an amount equal to his Company performance bonus for the prior year (if any), the accelerated vesting of outstanding time-based equity awards that are scheduled to vest over the 12 month period following termination, and vesting of a pro-rata portion of his outstanding performance-based equity awards for the applicable performance period (subject to the Compensation Committee’s certification of the performance objectives following the end of the performance period). In the event that Mr. Senkypl’s employment is terminated in connection with a change in control of the Company, he will receive an amount equal to 12 months of salary, a pro rata amount of his target Company performance bonus, and the accelerated vesting of 100% of his outstanding equity awards, provided that a Change in Control (as defined in his severance benefit agreement) shall be deemed not to include a transaction resulting in PFC, together with its affiliated entities and individuals, becoming the direct or indirect beneficial owner of more than fifty percent (50%) of the total combined voting power of the Company’s then‑outstanding securities entitled to vote generally in the election of Board members, unless as a result of a transaction approved by the Board, including by a majority of members of the Board unaffiliated with PFC.

CFO Appointment in 2023

As previously disclosed, Jiri Ponrt was appointed as CFO of the Company, effective on April 13, 2023. In connection with such appointment, Mr. Ponrt entered into an employment agreement with the Company’s wholly owned subsidiary, Groupon Management, LLC, dated April 13, 2023.

In connection with his appointment as CFO, Mr. Ponrt will receive an annual base salary of approximately $450,000 and will be eligible for a 2023 annual target cash bonus of 100% of base salary, pro-rated for service during the performance period, with a maximum cash payout capped at 150% of the 2023 annual target cash bonus. The actual amount of the cash bonus pay out, if any, will be based on specific performance objectives to be established by the Compensation Committee and subject to the Compensation Committee’s certification of the specific performance objectives.

In addition, Mr. Ponrt received an award of 183,333 RSUs under the A&R 2011 Incentive Plan, on April 13, 2023, vesting 100% on April 13, 2024. The vesting of RSUs is subject to Mr. Ponrt’s continuous provision of material services to the Company as of the vesting date.
Under Mr. Ponrt’s severance benefit agreement, which was executed in connection with his appointment, he will receive severance benefit amounts upon an involuntary termination of employment without cause or a resignation for good reason equal to 12 months of salary, the accelerated vesting of outstanding time-based equity awards that are scheduled to vest over the 12 month period following termination and vesting of a pro-rata portion of his outstanding performance-based equity awards for the applicable performance period (subject to the Compensation Committee’s certification of the performance objectives following the end of the performance period). In the event that Mr. Ponrt’s employment is terminated in connection with a Change in Control (as defined in his severance benefit agreement) of the Company, he will receive an amount equal to 12 months of salary, a pro rata amount of his target Company performance bonus, and the accelerated vesting of 100% of his outstanding equity awards, provided that a Change in Control shall be deemed not to include a transaction resulting in PFC, together with its affiliated entities and individuals, becoming the direct or indirect beneficial owner of more than fifty percent (50%) of the total combined voting power of the Company’s then‑outstanding securities entitled to vote generally in the election of Board members, unless as a result of a transaction approved by the Board, including by a majority of members of the Board unaffiliated with PFC.

Related Compensation Policies
Hedging and Pledging Policy
Our employees, officers (including our Named Executive Officers), and directors are prohibited from engaging in transactions in publicly traded options on Company securities (such as puts, calls, and other derivative securities) on an exchange or in any other organized market or purchasing financial instruments or entering into hedging transactions designed to offset a decrease in the value of the Company’s securities. In addition, our employees, officers (including our Named Executive Officers), and directors are prohibited from pledging any Company securities as collateral for a loan and from holding Company securities as collateral in a margin account. Exceptions to the pledging prohibition may be granted by our General Counsel and CFO (or, in certain cases, the Chair of our Board or Chair of the Audit Committee) in limited circumstances if the requesting person demonstrates the financial capacity to repay the loan without resort to the pledged securities.
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Officer Stock Ownership Guidelines and Stock Holding Requirements
We maintain stock ownership guidelines applicable to our Named Executive Officers. This program is designed to further strengthen alignment between the interests of our Named Executive Officers and our stockholders and provides as follows:

Ownership and Holding Requirements	Measurement Requirements	2022 Compliance
• Common stock with a value of at least 4X base salary (CEO) / 2X base salary (all other NEOs)
• Meet ownership requirement by the later of April 1, 2021, or five years from date of initially becoming subject to the guidelines
• An officer must retain 50% of net shares acquired upon the exercise, vesting, or earn-out of equity awards until the officer meets the ownership requirements

The following shares count towards compliance:
• Shares owned by the officer
• Shares owned jointly by the officer and spouse or held in trust established by the officer for the benefit of the officer and/or family members
• Unvested RSUs
• Earned but unvested PSUs subject only to time-based vesting conditions following our Compensation Committee’s certification of the attainment of the applicable performance metrics
• All officers were in compliance (or on track to comply) with the guidelines as of December 31, 2022 • Compliance is measured annually as of December 31st

Tax and Accounting Considerations
Taxation of Parachute Payments and Deferred Compensation
We do not provide and have no obligation to provide any executive officer, including any Named Executive Officer, with a "gross-up" or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Section 280G, 4999, or 409A of the Code.
Sections 280G and 4999 provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the Company that exceed certain limits prescribed by the Code, and that the employer may forfeit a deduction on the amounts subject to this additional tax. Our A&R 2011 Incentive Plan permits a participant to elect, in his or her discretion, to reduce a payment or acceleration of vesting under the plan to the extent necessary to avoid the imposition of an excise tax under Sections 280G and 4999.
Section 409A also may impose significant taxes on a service provider in the event that he or she receives deferred compensation that does not comply with the requirements of Section 409A. We have structured our compensation arrangements with the intention of complying with or otherwise being exempt from the requirements of Section 409A, but we do not guarantee any particular tax result for participants. Further, our A&R 2011 Incentive Plan provides that our Board may amend the terms of each plan or any award agreement to the extent necessary to comply with or effectuate an exemption from the requirements of Section 409A.
We recognize a charge to earnings for equity awards. Expense is generally recognized on a straight-line basis over the service period during which awards are expected to vest, except for awards with both performance conditions and a graded vesting schedule, for which expense is recognized using the accelerated method. We expect that the Compensation Committee will continue to review and consider the accounting impact of equity awards in addition to considering the impact for dilution when deciding on amounts and terms of equity awards.

Compensation Risk Assessment
We have undertaken a risk review of our employee compensation plans and arrangements in which our employees (including our Named Executive Officers) participate, to determine whether these plans and arrangements have any features that might create undue risks or encourage unnecessary and excessive risk-taking that could threaten the value of the Company. In our review, we considered numerous factors and design elements that manage and mitigate risk, without diminishing the effect of the incentive nature of compensation, including the following:
•A commission-based incentive program for sales employees that results in payout based on measurable financial or business critical metrics;
•Variable cash compensation programs for employees that are generally funded based on Company performance;
•A large percentage of our executive compensation comprised of equity-based awards in order to directly tie the executive’s expectation of compensation to his or her contributions to the long-term value of the Company; and
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•Formal risk mitigation practices in place (i.e., independent Compensation Committee oversight, stock ownership guidelines, insider trading policy and compensation recovery/clawback policy).
Based on our review, we concluded that any potential risks arising from our employee compensation programs, including our executive compensation program, are not reasonably likely to have a material adverse effect on the Company.
34 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

NAMED EXECUTIVE OFFICER COMPENSATION

2022 Summary Compensation Table
The following Summary Compensation Table for Fiscal Years 2022, 2021, and 2020 contains compensation information for our Named Executive Officers: (i) Mr. Deshpande, who served as CEO from December 10, 2021 until March 31, 2023, (ii) Mr. Schmitz, who served as Interim CFO from November 5, 2021 to November 6, 2022 and as CFO from November 7, 2022 until April 13, 2023; and (iii) Mr. Drobny, who was our only other executive officer serving as of December 31, 2022, who served as Chief Administrative Officer, General Counsel & Corporate Secretary until February 24, 2023. No compensation information is provided for 2020 for Mr. Deshpande (whose hire date was in 2021) or for Mr. Schmitz (who became a Named Executive Officer in 2021).

Name and Principal Position	Year	Salary ($)	Bonus ($) (3)	Stock Awards ($) (4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total Compensation ($)
Kedar Deshpande Former Chief Executive Officer	2022	700,000	—	7,980,691	—	10,057	8,690,747
	2021	42,192 (1)	1,000,000	8,377,500	—	—	9,419,692
Damien Schmitz Former Chief Financial Officer Former Interim Chief Financial Officer	2022	358,904 (2)	413,677	1,523,864	—	9,092	2,305,538
	2021	292,015	137,500	910,477	110,967	8,700	1,459,659
Dane Drobny Former Chief Administrative Officer, General Counsel, & Corporate Secretary	2022	590,000	1,000,000	—	—	9,388	1,599,388
	2021	590,000	—	3,932,304	557,833	11,220	5,091,357
	2020	570,109	590,000	3,093,066	590,000	11,070	4,854,245
(1)The amount disclosed in this column for Mr. Deshpande in 2021 represents his prorated base salary for 2021 based on his hire date of December 10, 2021.
(2)The amount disclosed in this column for Mr. Schmitz is prorated based on his Interim Chief Financial Officer base salary of USD 325,000 before his transition to Chief Financial Officer, with a salary of USD 550,000 effective November 7, 2022.
(3)Amounts disclosed in this column for 2022 reflect a retention bonus paid to Mr. Schmitz in August 2022 ($162,500) related to his service as Interim CFO, as well as eleven months of Mr. Schmitz's Interim CFO stipend ($18,750 per month). Additionally, Mr. Schmitz received a cash payment of $44,927 upon the vesting of the cash component of the long-term incentive award granted to him in 2020. The amount for Mr. Drobny represents a retention award ($1,000,000) paid in January 2022, subject to a pro rata clawback in the event of certain circumstances.
(4)Amounts disclosed in this column relate to grants of RSUs and PSUs made under our A&R 2011 Incentive Plan. With respect to each RSU and PSU grant, the amounts disclosed generally reflect the grant date fair value computed in accordance with FASB ASC Topic 718, and do not reflect amounts actually paid to, or realized by, the Named Executive Officers in 2022, 2021, or 2020. For additional information, see Note 11 to the Company’s audited consolidated financial statements for the year ended December 31, 2022, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. For further information on the RSU grants made in 2022, see the “Grants of Plan-Based Awards in 2022” table below.
(5)No amounts were paid under the 2022 Annual Bonus Plan.
(6)Amounts disclosed in this column for 2022 include matching contributions under the Groupon, Inc. 401(k) Savings Plan ($9,150 for each of Mr. Deshpande and Mr. Drobny; $8,678 for Mr. Schmitz) and amounts paid by the Company for parking, toll and taxi expenses ($907 for Mr. Deshpande; $415 for Mr. Schmitz; $238 for Mr. Drobny).

Grants of Plan-Based Awards In 2022
The following table sets forth information regarding grants of awards made to our Named Executive Officers during 2022. We did not grant any option awards or PSUs during 2022.
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Name	Award Type	Award Approval Date	Grant Date	Estimated Possible Payouts under Non-Equity Incentive Plan Awards (1)			Number of Securities Underlying Restricted Stock Units (#)	Grant Date Fair Value of Stock Awards ($) (2)
				Threshold ($)	Target ($)	Maximum ($)
Kedar Deshpande	ABP			116,667	700,000	1,050,000
	RSU	1/24/2022	1/24/2022				363,585	7,980,691
Damien Schmitz	ABP			36,815	220,890	331,335
	RSU	05/09/2022	06/01/2022				98,632	1,523,864
Dane Drobny	ABP			98,333	590,000	885,000
(1)Reflects the potential performance bonus payout of the 2022 Annual Bonus Plan which may be earned for performance at the threshold, target and maximum levels, respectively. See, "Compensation Discussion and Analysis — Short-Term Incentive Compensation" for more information on the terms of the performance-based bonus in 2022.
(2)Reflects grant date fair value of RSUs computed in accordance with FASB ASC Topic 718. For additional information, see Note 11 to the Company’s audited consolidated financial statements for the year ended December 31, 2022, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Outstanding Equity Awards At 2022 Year-End
The following table lists all outstanding equity awards held by our Named Executive Officers as of December 31, 2022. There were no outstanding stock options held by our Named Executive Officers as of December 31, 2022. See "Potential Payments on Termination or Change in Control" for information regarding the impact of certain employment termination scenarios on outstanding equity awards.

Stock Awards
Name	Grant Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested(1) ($)
Kedar Deshpande	1/24/2022 (2)	242,392	2,079,723
	12/10/2021 (3)	250,000	2,145,000
Damien Schmitz	6/1/2022 (4)	98,632	846,263
	10/13/2021 (5)	11,779	101,064
	4/21/2021 (6)	462	3,964
	4/21/2021 (7)	1,848	15,856
Dane Drobny	11/29/2021 (8)	99,478	853,521
	5/5/2021 (9)	4,066	34,886
	4/1/2021 (10)	6,099	52,329
	7/30/2020 (11)	7,755	66,538
	2/17/2020 (12)	2,926	25,105
	2/12/2019 (13)	2,354	20,197
	2/12/2019 (14)	3,681	31,583

(1)Reflects the market value of outstanding RSUs and PSUs, based on the price per share of common stock of $8.58, the closing market price on December 30, 2022. These amounts do not correspond to the actual value that may be realized by the Named Executive Officers.
(2)RSUs were scheduled to vest according to the following schedule: 30,299 on March 10, 2023, and 30,299 on each of June 10, 2023, September 10, 2023, December 10, 2023, March 10, 2024, June 10, 2024, September 10, 2024, December 10, 2024, in each case subject to Mr. Deshpande's continued service with the Company through the applicable vesting date.
(3)RSUs were scheduled to vest according to the following schedule: 31,250 on March 10, 2023, and 31,250 on each of June 10, 2023, September 10, 2023, December 10, 2023, March 10, 2024, June 10, 2024, September 10, 2024, December 10, 2024, in each case subject to Mr. Deshpande's continued service with the Company through the applicable vesting date.
(4)RSUs were scheduled to vest according to the following schedule: 49,316 on May 20, 2023, 32,874 on May 20, 2024 and 16,442 will vest on May 20, 2025, in each case subject to Mr. Schmitz's continued service with the Company through the applicable vesting date.
36 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

(5)RSUs were scheduled to vest according to the following schedule: 5,889 on October 20, 2023, and 5,890 on October 20, 2024, in each case subject to Mr. Schmitz's continued service with the Company through the applicable vesting date.
(6)RSUs vest according to the following schedule: 462 vested on January 20, 2023, subject to Mr. Schmitz's continued service with the Company through such date.
(7)RSUs were scheduled to vest according to the following schedule: 1,848 on May 20, 2023, subject to Mr. Schmitz's continued employment with the Company through such date.
(8)RSUs were scheduled to vest according to the following schedule: 8,289 on February 20, 2023, 8,289 on each of May 20, 2023, August 20, 2023, and November 20, 2023, 16,580 on each of February 20, 2024 and May 20, 2024, and 16,581 on each of August 20, 2024 and November 20, 2024 , in each case subject to Mr. Drobny's continued service with the Company through the applicable vesting date.
(9)RSUs vest according to the following schedule: 4,066 vested on January 2, 2023, subject to Mr. Drobny's continued service with the Company through such date.
(10)RSUs vest according to the following schedule: 6,099 vested on January 2, 2023, subject to Mr. Drobny's continued service with the Company through such date.
(11)RSUs vest according to the following schedule: 7,755 vested on January 2, 2023, subject to Mr. Drobny's continued service with the Company through such date.
(12)RSUs were scheduled to vest according to the following schedule: 2,926 will vest on May 20, 2023, subject to Mr. Drobny's continued service with the Company through such date.
(13)PSUs vest according to the following schedule: 2,354 vested on January 2, 2023, subject to Mr. Drobny's continued service with the Company through such date.
(14)RSUs were scheduled to vest according to the following schedule: 3,681 will vest on June 5, 2023, subject to Mr. Drobny's service with the Company through such date.

Option Exercises and Stock Vested in 2022
The following table sets forth the number of shares of common stock acquired during 2022 by our Named Executive Officers upon the vesting of RSUs and PSUs and the value realized upon such vesting. No stock options were exercised in 2022.

Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Kedar Deshpande	246,193	3,225,738
Damien Schmitz	21,917	247,992
Dane Drobny	91,799	1,560,798
(1)Reflects the aggregate number of shares of common stock underlying the RSUs that vested in 2022 and the aggregate number of shares of common stock underlying the 2019, and 2020 PSUs that vested in 2022 following the Compensation Committee's prior certification of PSU performance metrics. Of the amount shown for Mr. Deshpande, 88,942 shares of common stock were withheld to pay taxes due in connection with the vesting. Of the amount shown for Mr. Schmitz, 6,460 shares of common stock were withheld to pay taxes due in connection with the vesting. Of the amount shown for Mr. Drobny, 40,992 shares of common stock were withheld to pay taxes due in connection with the vesting.
(2)Calculated by multiplying (i) the fair market value of common stock on the vesting date, which was determined using the closing price on the NASDAQ of a share of common stock on the date of vesting, or if such day is a holiday, on the immediately preceding trading day, by (ii) the gross number of shares of common stock acquired upon vesting. Of the amount shown for Mr. Deshpande, $2,105,126 represents net proceeds. Of the amount shown for Mr. Schmitz, $174,496 represents net proceeds. Of the amount shown for Mr. Drobny, $861,888 represents net proceeds.

Severance Benefit Agreements
Each of our Named Executive Officers was party to a severance benefit agreement with the Company (a "Severance Agreement" or the "Severance Agreements") during 2022.
Under the terms of the Severance Agreements, as amended, upon a termination of a Named Executive Officer's employment by the Company without cause, or upon a termination of employment for good reason (a “Qualifying Termination”) that is not a CIC Termination (as defined below), such individual would be eligible to receive (a) a lump sum payment in an amount equal to 12 months of such individual’s annual base salary, (b) to the extent such individual is enrolled in COBRA continuation coverage under the Company’s group health plan on the date such payment is made, an additional lump sum payment equal to 12 times the monthly COBRA premium for such coverage, (c) accelerated vesting of such individual’s time-based equity awards scheduled to vest over the 12 month period beginning on the date of termination of employment, (d) vesting of the first tranche of such individual’s performance-based equity awards (other than the special stock price PSUs) for the annual performance period in which the date of termination of employment
37 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

occurs based on actual performance for the full performance period, and (e) accelerated vesting of such individual’s performance cash awards scheduled to vest over the 12 month period beginning on the date of termination of employment. In addition, Mr. Deshpande would also be eligible for a lump sum payment in an amount equal to the performance-based bonus Mr. Deshpande earned (or would have earned), if any, for the year prior to the year of Qualifying Termination based on actual performance but not to exceed the target level payout.
Upon a Qualifying Termination occurring within six months prior to, or 24 months following, a change in control (a "CIC Termination"), each Named Executive Officer would be eligible to receive (a) a lump sum payment in an amount equal to 12 months of such individual’s annual base salary, (b) to the extent such individual is enrolled in COBRA continuation coverage under the Company's group health plan on the date such payment is made, an additional lump sum payment equal to 12 times the monthly COBRA premium for such coverage, (c) a lump sum payment in an amount equal to the pro-rated portion of target performance-based bonus, based on the number of days served during the year of termination, (d) full vesting of 100% of their then-outstanding equity awards (other than the special stock price PSUs), with any performance-based equity awards deemed earned at target, and (e) full vesting of 100% of their then-outstanding performance cash awards. Each Named Executive Officer is also subject to non-competition and non-solicitation restrictive covenants for a period of 18 months following the termination of their employment for any reason. To receive any payments or benefits under the Severance Agreements, each Named Executive Officer is required to sign and allow to become effective, within 60 days following his or her termination of employment, a release of claims in substantially the form attached to the Severance Agreements. The terms "cause," "good reason" and "change in control" are defined in the applicable Severance Agreements.

Separation and Resignation of Named Executive Officers in 2023
As previously disclosed, effective March 30, 2023, the Board appointed Dusan Senkypl as Interim CEO of the Company. Mr. Senkypl replaced Kedar Deshpande, who is no longer serving as the Company’s CEO or a member of the Board as of March 30, 2023. Mr. Deshpande intends to assist fully with the transition until at least June 1, 2023. In connection with this transition, it is expected that Mr. Deshpande will receive the severance benefits provided for under his Severance Agreement as described above in the event of a Qualifying Termination.

As previously disclosed, effective April 13 2023, the Board appointed Jiri Ponrt as CFO of the Company. Mr. Ponrt replaced Damien Schmitz, who is no longer serving as the Company’s CFO as of April 13, 2023. It is expected that Mr. Schmitz will receive the severance benefits provided for under his Severance Agreement as described above in the event of a Qualifying Termination.

In addition, as previously disclosed, effective February 24, 2023, Dane Drobny resigned voluntarily from his role as Chief Administrative Officer, General Counsel and Corporate Secretary of the Company. Mr. Drobny will not receive any benefits under his Severance Agreement in connection with his resignation. It is expected that Mr. Drobny will continue to provide services to the Company as outside general counsel until at least December 31, 2023, subject to the Company’s right to terminate such services at any time. In consideration for such services, the Company has agreed that (i) the 2023 pro rata portion of Mr. Drobny’s retention bonus paid in January 2022 will be deemed to be fully earned by Mr. Drobny, (ii) the 2024 pro rata portion of such retention bonus will be deemed to be fully earned if Mr. Drobny continues to provide such services in 2024 on terms acceptable to the Company, Mr. Drobny and his new employer and (iii) Mr. Drobny will continue to vest in the applicable portion of his unvested equity awards previously granted by the Company in accordance with the terms of such awards for so long as he continues to provide such services.

Potential Payments Upon Termination or Change in Control
The table below shows the payments and benefits potentially payable to each of our Named Executive Officers upon a change in control, CIC Termination or Qualifying Termination (other than a CIC Termination) based on an assumed termination date of December 30, 2022. The employment of the Named Executive Officers listed below did not actually terminate on December 30, 2022. The actual amounts to be paid to such Named Executive Officers in connection with their termination of employment can only be determined at the time of such termination and will depend on the circumstances of his or her termination. In addition to the amounts shown in the table below, each Named Executive Officer is entitled to receive amounts earned during the term of employment regardless of the manner of termination, including accrued but unpaid base salary and other employee benefits to which such Named Executive Officer was entitled on the date of termination.
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Executive	Payment Elements	Change in Control (no Termination) ($)	CIC Termination ($) (1)	Qualifying Termination (other than a CIC Termination)($) (2)
Kedar Deshpande	Salary (3)	—	700,000	700,000
	Annual Performance Bonus (4)	—	700,000	—
	Equity Awards (5)	—	4,224,723 (6)	2,112,362 (7)
	Health Coverage (8)	—	26,556	26,556
	TOTAL	—	5,651,279	2,838,918
Damien Schmitz	Salary (3)	—	550,000	550,000
	Annual Performance Bonus (4)	—	220,890	—
	Equity Awards (5)	—	967,146 (6)	493,479 (7)
	Health Coverage (8)	—	7,084	7,084
	TOTAL	—	1,745,121	1,050,563
Dane Drobny	Salary (3)	—	590,000	590,000
	Annual Performance Bonus (4)	—	590,000	—
	Equity Awards (5)	—	1,084,160 (6)	515,117 (7)
	Health Coverage (8)	—	26,556	26,556
	TOTAL	—	2,290,716	1,131,674
(1)For each of our Named Executive Officers listed in this table, amounts in this column include cash and equity acceleration benefits as a result of a CIC Termination under the Severance Agreements.
(2)For each of our Named Executive Officers listed in this table, amounts in this column include cash and equity acceleration benefits as a result of a Qualifying Termination that is not a CIC Termination under the Severance Agreements.
(3)Represents a lump sum payment in an amount equal to 12 months of such individual’s annual base salary.
(4)Represents a lump sum payment in an amount equal to the target performance bonus; termination of employment on an earlier date would result in pro-ration of the target award based on the number of days served during the year in which the termination of employment occurred.
(5)Represents equity acceleration as provided for in the Severance Agreements.
(6)Represents the dollar value of 100% accelerated vesting of such individual’s service-based equity awards outstanding as of December 31, 2022 as provided by the change in control termination benefits in the Severance Agreements. These values are based on the closing price of a share of Groupon common stock on December 30, 2022.
(7)Represents the dollar value of accelerated vesting of such individual’s service-based equity awards scheduled to vest over the 12 month period following December 30, 2022. These values are based on the closing price of a share of Groupon common stock on December 31, 2022.
(8)Represents a lump sum payment equal to twelve months of Company-paid health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, including both the employer and employee portions of the cost, based on such individual’s rates and elections as of December 30, 2022.

CEO Pay Ratio
For the 2022 fiscal year, the ratio of the annual total compensation of Mr. Deshpande, our CEO ("CEO Compensation"), to the median of the annual total compensation of all of our employees and those of our consolidated subsidiaries other than Mr. Deshpande ("Median Annual Compensation") was 167 to 1. This ratio disclosure is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions described below. In this summary, we refer to the employee who received the Median Annual Compensation as the "Median Employee."
For purposes of this summary, CEO Compensation was $8,690,747 and was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K.

For purposes of this summary, Median Annual Compensation was $52,193, and was calculated by totaling for our Median Employee all applicable elements of compensation for the 2022 fiscal year in accordance with Item 402(c)(2)(x) of Regulation S-K.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described below. To identify the Median Employee as well as determine the Median Employee’s annual total compensation, the methodology and the material assumptions, adjustments, and estimates that were used are as follows:
•The Company determined that there had not been any changes to its employee population or compensation programs since 2020 that would result in a significant change to the pay ratio disclosure for 2022. As a result, the Company is not required to re-identify its Median Employee for 2022. However, we used a different Median Employee for 2022 because the original Median Employee who was identified in 2020 left the Company. As permitted by SEC rules, the new Median Employee used for 2022 is an employee whose compensation was substantially similar to the compensation of the original Median Employee from 2020, based on the methodology used to select the original Median Employee.
39 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

•To identify the original Median Employee, we first determined our employee population as of December 31, 2020 (the "Determination Date"). We had 4,154 employees, representing all full-time, part-time, seasonal and temporary employees of us and our consolidated subsidiaries (other than our CEO) as of the Determination Date. This number did not include our then Interim CEO, Mr. Cooper, and, consistent with the applicable SEC rules, also excludes (i) any independent contractors or "leased" workers, (ii) employees on unpaid furlough or unpaid leave of absence as of 12/31/2020, and (iii) four employees from Japan due to an office closure.
•We then measured compensation for the period beginning on January 1, 2020 and ending on December 31, 2020 for these 4,154 employees (after the exclusions noted above). This compensation measurement was calculated by totaling for each employee, cash compensation paid in 2020, including regular pay (wages and salary), all variants of overtime, variants of bonus payments, and commissions; and excluding sign on bonuses.
•A portion of our employee workforce (full-time and part-time) worked for less than the full fiscal year due to commencing employment after the beginning of the fiscal year or being placed on unpaid furlough for a portion of the year as a result of the pandemic. In determining the original Median Employee, we annualized the total compensation for such individuals.

Pay Versus Performance
Pay Versus Performance Table

PAY VERSUS PERFORMANCE
Year	Summary Compensation Table (“SCT”) Total for PEO 1 (b-1)(1)	Compensation Actually Paid (“CAP”) to PEO 1 (c-1)(1)(2)	SCT Total for PEO 2 (b-2)(1)	CAP to PEO 2 (c-2)(1)(2)	SCT Total for PEO 3 (b-3)(1)	CAP to PEO 3 (c-3)(1)(2)	Average SCT Total for Non-PEO Named Executive Officers (“NEOs”) (d)	Average Compensation Actually Paid to Non-PEO NEOs (e)(1)(2)	Value of Initial Fixed $100 Investment Based On:		Net Income (in thousands) (h)(5)	Company-Selected Measure: Adjusted EBITDA (in thousands) (i)(6)
									Total Shareholder Return (“TSR”) (f)(3)	Peer Group TSR (g)(4)
2022	$8,690,747	$(524,483)					$1,952,463	$157,360	$17.95	$125.27	$(234,380)	$(15,113)
2021	$9,419,692	$9,727,192	$6,528,618	$2,297,036			$3,033,187	$255,230	$48.45	$186.88	$120,348	$143,228
2020			$5,499,844	$10,221,901	$7,372,593	$(8,283,944)	$4,505,311	$3,538,951	$79.48	$147.58	$(286,180)	$49,739

(1) Our principal executive officer (“PEO”) for all of fiscal year 2022 and part of fiscal year 2021 (from December 10, 2021 through December 31, 2022) was Kedar Deshpande (“PEO 1”); our PEO for part of each of fiscal year 2021 and 2020 (from March 25, 2020 through December 9, 2021) was Aaron Cooper (“PEO 2”); and our PEO for part of fiscal year 2020 (January 1, 2020 through March 24, 2020) was Rich Williams (“PEO 3”). For 2022, our non-PEO NEOs were Damien Schmitz and Dane Drobny. For 2021, our non-PEO NEOs were Damien Schmitz, Dane Drobny, and Melissa Thomas. For 2020, our non-PEO NEOs were Melissa Thomas, Dane Drobny and Steve Krenzer.
(2) For each of 2022, 2021 and 2020, the values included in this column for the compensation actually paid to each of PEO 1, PEO 2, and PEO 3, and the average compensation actually paid to our Non-PEO NEOs reflect the following adjustments to the values included in column (b-1), (b-2), (b-3) and column (d), respectively:

40 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

Item Added (Deducted)	2022	2021	2020
For PEO 1 (Kedar Deshpande):
Summary Compensation Table Total for PEO 1 (column (b-1))	$8,690,747	$9,419,692	n/a
- SCT “Stock Awards” column value	$7,980,691	$8,377,500
- SCT “Option Awards” column value	$—	$—
+ year-end fair value of equity awards granted in covered year that are outstanding and unvested as of the covered year-end	$2,079,723	$8,685,000
+/- change in fair value for equity awards granted in prior years that are outstanding and unvested as of the covered year-end	$(3,645,000)	$—
+ vesting date fair value of covered-year equity awards that vested in the covered year	$1,587,925	$—
+/- change in fair value for prior-year equity awards that vested in the covered year	$(1,257,188)	$—
- Prior year-end fair value of prior-year equity awards that fail to vest in the covered year	$—	$—
+ Includable dividends/earnings on equity awards during covered year	$—	$—
[+ excess fair value for equity award modifications]	$—	$—
Compensation Actually Paid to PEO 1 (column (c-1))	$(524,483)	$9,727,192
For PEO 2 (Aaron Cooper):
Summary Compensation Table Total for PEO 2 (column (b-2))	n/a	$6,528,618	$5,499,844
- SCT “Stock Awards” column value		$4,878,999	$4,023,200
- SCT “Option Awards” column value		$—	$—
+ year-end fair value of equity awards granted in covered year that are outstanding and unvested as of the covered year-end		$—	$9,231,265
+/- change in fair value for equity awards granted in prior years that are outstanding and unvested as of the covered year-end		$—	$(289,463)
+ vesting date fair value of covered-year equity awards that vested in the covered year		$1,969,587	$—
+/- change in fair value for prior-year equity awards that vested in the covered year		$(297,179)	$(196,545)
- Prior year-end fair value of prior-year equity awards that fail to vest in the covered year		$1,024,991	$—
+ Includable dividends/earnings on equity awards during covered year		$—	$—
[+ excess fair value for equity award modifications]		$—	$—
Compensation Actually Paid to PEO 2 (column (c-2))		$2,297,036	$10,221,901
For PEO 3 (Rich Williams):
Summary Compensation Table Total for PEO 3 (column (b-3))	n/a	n/a	$7,372,593
- SCT “Stock Awards” column value			$6,105,329
- SCT “Option Awards” column value			$—
+ year-end fair value of equity awards granted in covered year that are outstanding and unvested as of the covered year-end			$—
+/- change in fair value for equity awards granted in prior years that are outstanding and unvested as of the covered year-end			$—
+ vesting date fair value of covered-year equity awards that vested in the covered year			$450,660
+/- change in fair value for prior-year equity awards that vested in the covered year			$(1,827,213)
- Prior year-end fair value of prior-year equity awards that fail to vest in the covered year			$8,174,655
+ Includable dividends/earnings on equity awards during covered year			$—
[+ excess fair value for equity award modifications]			$—
Compensation Actually Paid to PEO 3 (column (c-3))			$(8,283,944)
For Non-PEO Named Executive Officers (Average):
Average Summary Compensation Table Total for Non-PEO NEOs (column (d))	$1,952,463	$3,033,187	$4,505,311
- SCT “Stock Awards” column value	$761,932	$2,148,633	$2,980,122
- SCT “Option Awards” column value	$—	$—	$—
41 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

+ year-end fair value of equity awards granted in covered year that are outstanding and unvested as of the covered year-end	$423,131	$1,447,245	$2,675,329
+/- change in fair value for equity awards granted in prior years that are outstanding and unvested as of the covered year-end	$(1,023,866)	$(536,481)	$(106,643)
+ vesting date fair value of covered-year equity awards that vested in the covered year	$—	$—	$414,252
+/- change in fair value for prior-year equity awards that vested in the covered year	$(412,436)	$102,972	$(234,068)
- Prior year-end fair value of prior-year equity awards that fail to vest in the covered year	$20,000	$1,643,060	$735,110
+ Includable dividends/earnings on equity awards during covered year	$—	$—	$—
[+ excess fair value for equity award modifications]	$—	$—	$—
Average Compensation Actually Paid to Non-PEO NEOs (column (e))	$157,360	$255,230	$3,538,951

(3) For each of 2022, 2021 and 2020, our TSR was calculated as the yearly percentage change in our cumulative total shareholder return on our common stock, measured as the quotient of (a) the sum of (i) the cumulative amount of dividends for a period beginning with our closing price on the Nasdaq Stock Market on December 31, 2019 through and including the last day of the fiscal year covered (the “Measurement Period”), assuming dividend reinvestment, plus (ii) the difference between our stock price at the end and the beginning of the Measurement Period, divided by (b) our stock price at the beginning of the Measurement Period. Each of these yearly percentage changes was then applied to a deemed fixed investment of $100 at the beginning of the Measurement Period to produce the year-end values of such investment as of the end of 2022, 2021 and 2020, as applicable. Because fiscal years are presented in the table in reverse chronological order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.
(4) For purposes of this pay versus performance disclosure, our peer group is the Nasdaq 100 Index (the “Peer Group”). For each of 2022, 2021 and 2020, our peer group TSR was calculated based on a deemed fixed investment of $100 through the Measurement Period, assuming dividend reinvestment for the entities in our Peer Group.
(5) Net income is calculated in accordance with GAAP.
(6) Adjusted EBITDA is calculated as set forth in Appendix A.

Pay Versus Performance Relationship Descriptions

The following graphs provide, across the last three completed fiscal years, (a) a comparison between our cumulative total shareholder return ("TSR") and the total shareholder return of the Peer Group, and (b) illustrations of the relationships between (i) the compensation actually paid ("CAP") to the PEO and the average CAP to our non-PEO NEOs and (ii) our TSR in column (f) and each of the performance measures set forth in columns (h) and (i) of the Pay Versus Performance table above.

Relationship of Compensation Actually Paid to Total Shareholder Return

$ 15,000,000
$ 10,000,000
$ 5,000,000
$ -
$ (5,000,000)
$ (10,000,000)
Compensation Actually Paid
$ 250.00
$ 200.00
$ 150.00
$ 100.00
$ 50.00
$ -
Total Shareholder Return (Value of Initial Investment of $100)
2019
2020
2021
2022
Year
CAP PEO 1
CAP PEO 2
CAP PEO 3
Average CAP Non-PEO
TSR GRPN
TSR Nasdaq 1000

42 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

Relationship of Compensation Actually Paid to Company Net Income

$ 15,000,000
$ 10,000,000
$ 5,000,000
$ -
$ (5,000,000)
$ (10,000,000)
$ (15,000,000)
Compensation Actually Paid
$ 300,000
$ 200,000
$ 100,000
$ -
$ (100,000)
$ (200,000)
$ (300,000)
Net Income (in thousands)
2020
2021
2022
Year
CAP PEO 1
CAP PEO 2
CAP PEO 3
Average CAP Non-PEO
Net Income (thousands)

Relationship of Compensation Actually Paid to Company Adjusted EBITDA

$ 15,000,000
$ 10,000,000
$ 5,000,000
$ -
$ (5,000,000)
$ (10,000,000)
$ (15,000,000)
Compensation Actually Paid
$ 150,000
$ 100,000
$ 50,000
$ -
$ (50,000)
$ (100,000)
$ (150,000)
Adjusted EBITDA (in thousands)
2020
2021
2022
Year
CAP PEO 1
CAP PEO 2
CAP PEO 3
Average CAP Non-PEO
Adjusted EBITDA (in thousands)

43 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

Tabular List

The following table lists the three financial performance measures that we believe represent the most important financial performance measures we use to link compensation actually paid to our NEOs for fiscal 2022 to our performance:

Adjusted EBITDA
Free Cash Flow
Local Gross Billings

Equity Compensation Plan Information
The following table gives information about shares of our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2022, including our A&R 2011 Incentive Plan, and Employee Stock Purchase Plan. No warrants are outstanding under any of the foregoing plans. We refer to these plans and grants collectively as our Equity Compensation Plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a) (1)	Weighted average exercise price of outstanding options, warrants and right (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (2)
Equity compensation plans approved by security holders	2,908,702	—	3,597,719
Equity compensation plans not approved by security holders	—	—	—
Total	2,908,702	—	3,597,719
(1)This amount includes 2,893,358 shares that may be issued in connection with outstanding stock options and 15,344 shares that may be issued in connection with deferred stock units held by non-employee directors under the Director Compensation Plan.
(2)As of December 31, 2022, 3,266,298 shares remained available for issuance under the A&R 2011 Incentive Plan, and 331,421 shares available for future issuance under the Employee Stock Purchase Plan. Permissible awards under the A&R 2011 Incentive Plan include stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards, including awards where vesting, granting, or settlement of which is contingent upon the achievement of specific performance goals, called "performance awards" and cash incentive awards.
44 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During fiscal year 2022, Peter Barris (through August 26, 2022), Robert Bass, Eric Lefkofsky (beginning August 2022) and Helen Vaid served as members of the Compensation Committee. All members of the Committee were independent directors, and no member was an employee or former employee of Groupon, other than Mr. Lefkofsky who served as the Company's CEO from 2013-2015. During fiscal year 2022, none of our executive officers served on the Compensation Committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation Committee.
45 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

COMPENSATION
COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
The foregoing report was submitted by the Compensation Committee of the Board and shall not be deemed to be “soliciting material” or to be "filed" with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by us under the Securities Act or the Exchange Act.

Compensation Committee Helen Vaid (Chair) Robert Bass Eric Lefkofsky

46 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

AUDIT
COMMITTEE REPORT
The Audit Committee serves as the representative of the Board with respect to its oversight of:
•accounting and financial reporting processes and the audit of the Company's consolidated financial statements;
•the integrity of the Company’s consolidated financial statements;
•internal controls;
•legal compliance and ethics policies relating to accounting, internal controls and auditing matters;
•systems and policies to monitor and manage business risk;
•the independent registered public accounting firm’s appointment, qualifications, independence and compensation; and
•the performance of the Company’s internal audit function.
The Audit Committee selects the Company's independent registered public accounting firm, Deloitte & Touche LLP ("Deloitte"), and approves the lead audit engagement partner, reviews the performance of the Company’s independent registered public accounting firm in the annual audit of the Company’s consolidated financial statements, including the selection and performance of the lead audit engagement partner, and reviews and approves the independent registered public accounting firm’s fees. In selecting and evaluating an independent registered public accounting firm, the Audit Committee considers such factors as the quality and efficiency of the services provided by the auditor, the auditor's capabilities and the auditor's technical expertise and knowledge of the Company's operations and industry. Each year, the Audit Committee evaluates the qualifications, performance, tenure and independence of the Company's independent auditor and determines, after also considering the impact of a change in auditor, whether to re-engage the current independent auditor. Deloitte has served as the Company’s independent registered public accounting firm since May 2017.
The Audit Committee is composed of three non-employee directors. The Board has determined that each member of the Audit Committee is independent under applicable NASDAQ and SEC rules and that Robert Bass and Ted Leonsis each qualifies as an "audit committee financial expert" under SEC rules.
The Audit Committee provides the Board such information and materials as it may deem necessary to make the Board aware of financial matters requiring the attention of the Board. The Audit Committee reviews the Company's financial disclosures and meets privately, outside the presence of management, with the Company’s independent registered public accounting firm. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements in the Company's 2022 Annual Report with management, including a discussion of accounting principles, the reasonableness of significant judgments made in connection with the audited consolidated financial statements, and disclosures in the consolidated financial statements. The Audit Committee reports on these meetings to the Board.
Management has primary responsibility for preparing the Company's consolidated financial statements and for the Company's financial reporting processes. In addition, management is responsible for establishing and maintaining adequate internal control over financial reporting.
The Audit Committee reports as follows:
1.The Audit Committee has reviewed and discussed the audited consolidated financial statements for fiscal year 2022 with management.
2.The Audit Committee has discussed with Deloitte, the Company's independent registered public accounting firm for fiscal year 2022, the matters required to be discussed under the Public Company Accounting Oversight Board standards.
3.The Audit Committee has received the written disclosures and the letter from Deloitte pursuant to Rule 3526 of the Public Company Accounting Oversight Board, and has discussed with Deloitte its independence, including whether the provision of non-audit services is compatible with its independence.
The Audit Committee has adopted a policy that requires pre-approval of all audit, audit-related, tax services, and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee (or by one or more members of the Audit Committee pursuant to any delegated authority) of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that fiscal year, the Audit Committee (or any member or
47 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

members of the Audit Committee with such delegated authority) must approve the specific service before the independent registered public accounting firm is engaged to perform such service for the Company.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Groupon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.
The foregoing report was submitted by the Audit Committee of the Board and shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

Audit Committee Robert Bass (Chair) Ted Leonsis Helen Vaid

48 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Fees of Independent Registered Public Accounting Firm
The following table presents fees billed for professional audit services rendered by Deloitte for the audit of Groupon’s annual consolidated financial statements for the years ended December 31, 2022 and 2021, and fees billed for other services rendered by Deloitte during this period.

	Year Ended December 31, 2022 ($)	Year Ended December 31, 2021 ($)
Audit Fees(1)	5,250,121	4,202,695
Audit-Related Fees(2)	59,241	168,800
Tax Fees(3)	—	13,600
All Other Fees	—	—
Total	5,309,362	4,385,095
(1)Audit Fees. Audit fees for the 2022 and 2021 fiscal years include the aggregate fees incurred for the audit of the Company’s annual consolidated financial statements, and audit, review and attest services rendered in connection with other regulatory or statutory filings.
(2)Audit-Related Fees. Audit-related fees for the 2022 and 2021 fiscal years include services in connection with registration statements or other SEC filings and participation in sponsored educational, informational or other activities.
(3)Tax Fees. Tax fees for the 2022 and 2021 fiscal years consist of tax compliance and advisory work related to the Company’s research and development credit, tax incentives, international tax planning and intellectual property.
The Audit Committee has concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of Deloitte.

49 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
The Audit Committee has established a policy for pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Each year, the Audit Committee approves the terms on which the independent registered public accounting firm is engaged for the ensuing fiscal year.
The Audit Committee pre-approved all audit-related fees, tax fees and all other fees in 2022.

50 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our Audit Committee is responsible for approving related party transactions, as defined in applicable rules promulgated by the SEC. Our Audit Committee operates under a written related party transaction policy pursuant to which all related party transactions are reviewed for potential conflicts of interest. In addition, our Code of Conduct requires that our directors and executive officers avoid situations where there will be an actual or perceived conflict of interest, and our Nominating Committee reviews potential conflicts of interest of directors. Pursuant to our related party transaction policy, all of the transactions set forth below were approved by our Audit Committee.
On December 28, 2016, we entered into a sublease for portions of our office space in Chicago, Illinois to Uptake, Inc. ("Uptake"), a Lightbank LLC ("Lightbank") portfolio company. Lightbank is a private investment firm specializing in information technology companies. Eric Lefkofsky, our co-founder and member of the Board, is a co-founder and managing partner of Lightbank. The sublease was negotiated on an arm’s-length basis and is a market rate transaction on terms that the Company believes are no less favorable than would have been reached with an unrelated third party. In January 2023, we exercised our option to early terminate our lease at 600 West Chicago effective on January 31, 2024, which modified the sublease term to expire on January 30, 2024. Prior to exercising our option to early terminate, the expiration of 600 West Chicago, including the sublease was January 31, 2026. Sublease rentals over the entire term through January 2024 total approximately $13.4 million ($18.2 million through January 2026 prior to exercising our option to early terminate). Uptake's sublease was secured by two letters of credit in the aggregate amount of $0.5 million.
Since July 2022, Uptake has not paid rent to the Company. Pursuant to the terms of the sublease, the Company fully drew down both letters of credit and provided Uptake with the requisite notices of default in August, 2022. Further, the Company filed suit against Uptake in January 2023 to seek damages for non-payment of rent, interest thereon and attorneys' fees. From July 2022 to April 2023, Uptake owes the Company $1.5 million in past due rent (after the draw down on the letters of credit and excluding interest, penalties and variable costs) plus $0.1 million in interest and late fees for a total of $1.6 million. An additional $1.7 million in rent (excluding interest, penalties and variable costs) would also be owed between May 2023 and January 2024 (the conclusion of the sublease). However, the collectability of our sublease income is not reasonably assured. For the year ended December 31, 2022, the Company recognized $1.3 million in income from the sublease.
In 2022, the Company entered into a cooperation agreement (the “Cooperation Agreement”) with PFC, Dusan Senkypl and Jan Barta. Pursuant to the Cooperation Agreement, Mr. Senkypl was appointed to serve as a new director and Mr. Barta was appointed to initially serve as a Board observer and then as a new director by November 30, 2022. The Cooperation Agreement has terminated in accordance with its terms.

In 2022, the Company entered into an agreement with Internet Ventures s.r.o (“IV”) to provide certain technology consulting services to the Company. Mr. Senkypl’s spouse is an owner of IV. Pursuant to the agreement, IV received payments of approximately $160,000 for its services under the agreement for the year ended December 31, 2022.
In 2023, the Company entered into an agreement (the “Standstill Agreement”) with PFC, Pale Fire Capital SICAV a.s., Dusan Senkypl and Jan Barta (Mr. Barta, collectively with PFC, Pale Fire SICAV and Mr. Senkypl the “Pale Fire Parties”). Pursuant to the Standstill Agreement, and in connection with the Board determining to irrevocably nominate each of Mr. Senkypl and Mr. Barta for reelection as members of the Board at the Annual Meeting and appoint Mr. Senkypl as Interim CEO, the Pale Fire Parties agreed to, among other items, certain standstill restrictions, which include, but are not limited to: (a) not acquiring beneficial ownership of more than 25% of the shares of the Company’s common stock outstanding, provided, that for purposes of the foregoing ownership limitation any shares (i) that the Pale Fire Parties or their affiliates acquire or have the right to acquire under the Senkypl Options, (ii) that the Pale Fire Parties or their affiliates acquire or have the right to acquire with respect to service as a member of the Board or as an officer of the Company, or (iii) underlying any cash-settled total return swap agreements entered into by the Pale Fire Parties or their affiliates referencing shares of the Company’s common stock shall not be counted, (b) not engaging in a proxy solicitation and (c) not making any proposal for consideration by stockholders at any annual or special meeting of stockholders of the Company, each of the foregoing subject to certain exceptions. The Standstill Agreement terminates upon the earlier of (i) forty-five days following the date on which Mr. Senkypl shall cease to serve for any reason as Interim CEO or CEO of the Company and (ii) March 30, 2024.

51 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 20, 2023 for: each person who we know beneficially owns 5% or more of our outstanding capital stock; each of our directors and director nominees; each of our Named Executive Officers; and all of our directors and executive officers as a group.
Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654.
We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 30,721,235 shares of common stock outstanding as of April 20, 2023. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding RSUs held by that person that will vest within 60 days of April 20, 2023. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an "*". Total percentages in the table below may not add due to rounding.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Approximate Percentage of Common Stock
Named Executive Officers and Directors
Dusan Senkypl(1)	6,730,272	21.91%
Jiri Ponrt	0	*
Jan Barta(2)	6,717,066	21.86%
Robert Bass(3)	56,314	*
Eric Lefkofsky(4)	4,055,631	13.20%
Theodore Leonsis(5)	176,896	*
Helen Vaid(6)	22,141	*
Kedar Deshpande(7)	440,411	*
Damien Schmitz(8)	83,439	*
Dane Drobny(9)	160,719	*
All executive officers and directors as a group (7 persons)(10)	11,041,254	35.7%
5% Stockholders or Greater Stockholders (other than directors and executive officers
Maple Rock Capital Partners(11)	3,025,700	9.85%
Pale Fire Capital SE(12)	6,717,066	21.86%
RPD Fund Management LLC(13)	1,545,720	5.03%
(1)Includes 6,717,066 shares beneficially owned with the Pale Fire Reporting Persons (as defined below) with shared voting and dispositive power to all such shares,11,612 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 20, 2023 and 1,594 deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan. The deferred stock units are immediately vested and represent the right to receive shares of common stock upon separation from service as a director.
(2)Includes 6,717,066 shares beneficially owned with the Pale Fire Reporting Persons (as defined below) with shared voting and dispositive power to all such shares.
(3)Includes 13,382 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 20, 2023.
(4)Includes 3,531,149 shares of our common stock held by Green Media, LLC, an entity owned by Eric Lefkofsky (50%) and his wife, Elizabeth Kramer Lefkofsky (50%). Mr. Lefkofsky shares voting and investment control with respect to the shares held by Green Media, LLC. Also includes 413,100 shares held by the Lefkofsky Family 2018 Trust, of which Mr. Lefkofsky is the sole trustee. Also includes 11,612 shares of common stock issuable upon vesting of RSUs that will vest within 60 days of April 20, 2023. Also includes 9,975 deferred stock units issued under the Groupon, Inc. Non-Employee
52 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

Director Compensation Plan. The deferred stock units are immediately vested and represent the right to receive shares of common stock upon separation from service as a director.
(5)Includes 5,348 deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan. The deferred stock units are immediately vested and represent the right to receive shares of common stock upon separation from service as a director. Also includes 14,488 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 20, 2023.
(6)Includes 11,612 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 20, 2023.
(7)Based on a Form 4 filed with the SEC on March 14, 2023. Mr. Deshpande served as our CEO until March 31, 2023. Open market purchases or sales, if any, by Mr. Deshpande of our common stock since the date that he ceased serving as our Chief Executive Officer are not known by us or reported in the table. Includes 246,196 shares of common stock issuable upon the vesting of certain RSUs that were accelerated in connection with Mr. Deshpande's departure.
(8)Based on a Form 4 filed with the SEC on January 24, 2023. Mr. Schmitz served as our CFO until April 13, 2023. Open market purchases or sales, if any, by Mr. Schmitz of our common stock since the date that he ceased serving as our CFO are not known by us or reported in the table. Includes 57,053 shares of common stock issued in connection with Mr. Schmitz's separation.
(9)Based on a Form 4 filed with the SEC on February 22, 2023. Mr. Drobny served as our Chief Administrative Officer and General Counsel until February 24, 2023. Open market purchases or sales, if any, by Mr. Drobny of our common stock since the date that he ceased serving as our Chief Administrative Officer and General Counsel are not known by us or reported in the table. Mr. Drobny's awards will continue to vest so long as he continues to provide material services to the Company as outside counsel. Includes 14,896 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 20, 2023.
(10)Includes all directors, nominees and current executive officers. Includes 380,851 shares of common stock issuable upon the vesting of RSUs that will vest within 60 days of April 20, 2023. Also includes 16,917 deferred stock units issued under the Groupon, Inc. Non-Employee Director Compensation Plan. The deferred stock units are immediately vested and represent the right to receive shares of common stock upon termination of service as a director.
(11)Based on a Schedule 13G filed with the SEC on February 14, 2023, reporting shares of common stock beneficially owned by Maple Rock Capital Partners Inc. ("Maple Rock") and Xavier Majic ("Mr. Majic" and, together with Maple Rock, the "Maple Rock Reporting Persons"). Maple Rock is an SEC-registered investment advisor whose client has the right to recieve or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares of common stock beneficially owned. Mr. Majic is the Chief Investment Officer of Maple Rock. The Maple Rock Reporting Persons are the beneficial owners of 3,025,700 shares, with sole voting and dispositive power as to all such shares. The address of the Maple Rock Reporting Persons is 21 St. Clair Avenue East, Suite 1100 - Toronto, A6 M4T 1L9 - Canada.
(12)Based on Schedule 13D/A filed with the SEC on March 31, 2023, reporting shares of common stock beneficially owned by Pale Fire Capital SICAV a.s., Pale Fire Capital SE (“Pale Fire”), Dusan Senkypl, and Jan Barta (collectively, the "Pale Fire Reporting Persons"). Dusan Senkypl and Jan Barta are two control persons of Pale Fire with Mr. Senkypl serving as Chairman of its board and Mr. Barta serving as Chairman of its supervisory board. The Pale Fire Reporting Persons beneficially own 6,716,966 shares, with shared voting power and shared dispositive power to all such shares. The principal address of Pale Fire Capital SICAV a.s., Pale Fire, Dusan Senkypl and Jan Barta is Zatecka 55/14, Josefov, 110 00 Prague 1, Czech Republic.
(13)Based on the Schedule 13G filed with the SEC on February 3, 2023, reporting shares beneficially owned by RPD Fund Management LLC, RPD Opportunity LLC, RPD Opportunity Fund LP and Ahmet H. Okumus (the “RPD Reporting Persons”).The RPD Reporting Persons beneficially own 1,545,720 shares and have shared voting and dispositive power over all such shares of common stock. The principal address of the RPD Reporting Persons is c/o RPD Fund Management LLC, 767 Third Avenue, 35th Floor, New York, New York 10017.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. Based on the Company’s review of these reports filed electronically with the SEC and written representations received from Reporting Persons, we believe that all of our directors and officers complied with the reporting requirements of Section 16(a) of the Exchange Act during 2022, except with respect to one Form 4 for Mr. Drobny due in March 2022, due to inadvertent administrative errors by the Company.
53 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

IMPORTANT MEETING INFORMATION
Annual Meeting of Stockholders
TO BE HELD
June 14, 2023 | 10:00 am Central Time
Winston & Strawn LLP, 35 West Wacker Drive, Chicago, Illinois 60601
Record Date
April 20, 2023
Voting
Stockholders as of the close of business on the Record Date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.
Admission
If you are a record holder, you must provide identification, and if you hold your shares through a broker, bank or other nominee, you must also provide proof of ownership.
MEETING AGENDA
1.Elect five directors.
Our Board unanimously recommends a vote "FOR" the election of all five director nominees.
2.Ratify Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2023.
Our Board unanimously recommends a vote "FOR" the ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2023.
3.Conduct an advisory vote to approve our Named Executive Officer compensation.
Our Board unanimously recommends a vote "FOR" the advisory approval of our Named Executive Officer compensation.
4.Approve the amendment to the A&R 2011 Incentive Plan (the "Senkypl Options Amendment"), to allow for the vesting and exercise of the Senkypl Options (as defined below) prior to the first anniversary of the grant date of such options.
Our Board unanimously recommends a vote “FOR” the approval of the Senkypl Options Amendment to allow for vesting and exercise of the Senkypl Options prior to the first anniversary of the grant date of such options.
5.Approve a separate amendment to the A&R 2011 Incentive Plan (the "Share Increase Amendment"), to increase the number of authorized shares thereunder.
Our Board unanimously recommends a vote “FOR” the approval of the Share Increase Amendment to increase the number of authorized shares under the A&R 2011 Incentive Plan.

6.Transact other business that may properly come before the meeting.
54 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

Our Director Nominees
The following table provides summary information about each director nominee as of May 1, 2023. Each director is elected annually by a plurality of votes cast.

Name	Age	Director Since	Position	Independent	Other Public Boards(1)
Theodore Leonsis	67	2009	Chairman	Yes	1
Dusan Senkypl	47	2022	Director and Chief Executive Officer	No	0
Jan Barta	37	2022	Director	Yes	0
Robert Bass	73	2012	Director	Yes	3
Eric Lefkofsky	53	2006	Director	Yes	0
(1)Includes directorship in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.
Attendance
Each director nominee is a current director. Each current director who served as a director for the entirety of 2022 attended at least 75% of the aggregate number of meetings of the Board and each committee on which he or she sits.
Our Board unanimously recommends that stockholders vote “FOR” each of the director nominees named in this Proxy Statement.

See "Board of Directors" and "Proposals to be Voted on at the Meeting – Proposal 1: Election of Directors" for more information.
Information About Our Independent Registered Public Accounting Firm

The Audit Committee of the Board has appointed Deloitte as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2023. Since May 2017, Deloitte has served as our independent registered public accounting firm and also has provided certain tax and other services. Our Board unanimously recommends that stockholders ratify the selection of Deloitte as our independent registered public accounting firm for fiscal year 2023.

See “Fees of Independent Registered Public Accounting Firm” and “Proposals to be Voted on at the Meeting – Proposal 2: Ratification of Independent Registered Public Accounting Firm” for more information.

Executive Compensation Matters
Executive Compensation Advisory Vote
Our Board unanimously recommends that stockholders vote to approve, on an advisory basis, our Named Executive Officer compensation in 2022, as described more fully in this Proxy Statement.
See “Proposals to be Voted on at the Meeting – Proposal 3: Advisory Approval of Our Named Executive Officer Compensation” for more information.

Response to Ongoing Challenges. We navigated a significant number of challenges in 2022, including market uncertainties caused macroeconomic conditions, volatility in financial performance, executive transitions and restructuring actions. We responded to our unique circumstances in 2022 by making certain changes to our compensation programs while balancing the goals of stability and retention with incentivizing performance.

Pay for Performance. The factors referenced above also created challenges for establishing meaningful and motivating performance goals applicable to our incentive compensation programs. In determining 2022 executive compensation, the Compensation Committee balanced the goals of stability and retention with incentivizing performance, while considering ongoing Company performance. The 2022 performance-based ABP included a "gate" based on an Adjusted EBITDA achievement that would be required for any funding to be earned. The Adjusted EBITDA gate was not achieved and our executives were not eligible to receive any payout under our 2022 ABP. Additionally, in light of the special RSU awards made to Mr. Deshpande and Mr. Drobny in late 2021, the Compensation Committee determined not to make any further grants to either Mr. Deshpande or Mr. Drobny in May 2022 in connection with its annual equity award process.

Sound Design. As in prior years, we designed our executive officer compensation programs in 2022 to attract, motivate and retain the key executives who drive our success. We also designed our pay packages to align the interests of our executives with those of our stockholders. We achieve our objectives through executive compensation programs that are designed to:
•Recruit and retain talented and experienced individuals who are able to navigate the unprecedented challenges and develop, implement, and deliver on long-term value creation strategies;
55 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

•Ensure that our compensation is reasonable and competitive with the pay packages made available to executives at companies with which we compete for executive talent;
•Provide a portion of compensation in elements that are directly tied to our long-term value and growth;
•Reward both company and individual performance and achievement; and
•Ensure that our compensation structure does not encourage unnecessary and excessive risk-taking.
Amendment to A&R 2011 Incentive Plan to Allow for the Vesting and Exercise of the Senkypl Options Prior to the First Anniversary of the Grant Date
Our Board unanimously recommends that stockholders approve an amendment to the A&R 2011 Incentive Plan to allow for the vesting and exercise of the Senkypl Options prior to the first anniversary of the grant date of such options. The Board believes that this amendment is appropriate to provide Mr. Senkypl with an incentive to create value for stockholders in view of, among other things, the significant premium to market price reflected in the exercise price of the Senkypl Options on the date of grant and Mr. Senkypl’s undertaking not to transfer or sell any shares acquired upon exercise of such options until the first anniversary of such grant date.

See “Proposals to be Voted on at the Meeting – Proposal 4: Approval of an Amendment to the A&R 2011 Incentive Plan to Allow for the Vesting and Exercise of the Senkypl Options Prior to the First Anniversary of the Grant Date” for more information.

Amendment to A&R 2011 Incentive Plan to Increase the Number of Authorized Shares
Our Board unanimously recommends that stockholders approve the Share Increase Amendment to add an additional 1,900,000 shares to the available pool under the A&R 2011 Incentive Plan. As of March 31, 2023, inclusive of giving effect to the Senkypl Options, we had 431,165 shares remaining available for issuance under future awards. If this increase is approved, then as of March 31, 2023, inclusive of giving effect to the Senkypl Options, we would have had 2,331,165 shares available for issuance for future awards under the A&R 2011 Incentive Plan. We believe that this increase in shares will allow us to continue to issue shares under the A&R 2011 Incentive Plan for one to two additional years based on our current and anticipated grant practices. The Board believes that this increase is necessary to continue to be aligned with our business strategy and culture to attract and retain top talent, and to reward employees for strong business results and individual performance.
See “Proposals to be Voted on at the Meeting – Proposal 5: Approval of an Amendment to the A&R 2011 Incentive Plan to Increase the Number of Authorized Shares” for more information.

56 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Q: Why am I receiving these materials?
A: The Board is providing these proxy materials to you in connection with the Board’s solicitation of proxies for use at Groupon's Annual Meeting, which will take place on June 14, 2023 . Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. The Notice is being mailed on or about May 1, 2023 in connection with the solicitation of proxies on behalf of the Board.
Q: What information is contained in these materials?
A: The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of certain of our executive officers and our directors, and certain other required information. Groupon's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which includes our audited consolidated financial statements, is also enclosed with this Proxy Statement.
Q: What proposals will be voted on at the Annual Meeting?
A: There are five proposals to be voted on at the Annual Meeting:
•Elect the five director nominees listed in this Proxy Statement to serve on our Board.
•Ratify the appointment of Deloitte as our independent registered public accounting firm for fiscal year 2023.
•Conduct an advisory vote to approve our Named Executive Officer compensation.
•Approve an amendment to the A&R 2011 Incentive Plan to allow for the vesting and exercise of the Senkypl Options prior to the first anniversary of the grant date.
•Approve a separate amendment to the A&R 2011 Incentive Plan to increase the number of authorized shares thereunder.
As of the date of this Proxy Statement, we are not aware of any other matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.
Q: How does the Board recommend that I vote?
A: The Board recommends that you vote:
"FOR" the election of each of the five director nominees named in this Proxy Statement.
"FOR" the ratification of the appointment of Deloitte as our independent registered public accounting firm for fiscal year 2023.
"FOR" the advisory approval of our Named Executive Officer compensation.
"FOR" an amendment to the A&R 2011 Incentive Plan to allow for the vesting and exercise of the Senkypl Options prior to the first anniversary of the grant date.
"FOR" an amendment to the A&R 2011 Incentive Plan to increase the number of authorized shares thereunder.
Q: Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a full set of proxy materials?
A: Pursuant to the rules of the SEC, we have provided access to our proxy materials over the Internet. Accordingly, we are sending the Notice to our stockholders of record and beneficial owners as of the Record Date. Instructions on how to access the proxy materials over the Internet or to request a printed copy by mail may be found in the Notice. In addition, the Notice provides information on how stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
57 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

Q: How many shares are entitled to vote?
A: Each share of Groupon’s common stock outstanding as of the close of business on April 20, 2023, the Record Date, is entitled to vote at the Annual Meeting. At the close of business on the Record Date, 30,721,235 shares of common stock were outstanding and entitled to vote. Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the Record Date. The shares you are entitled to vote include shares that are (i) held of record directly in your name, including shares issued under Groupon’s equity incentive plans and (ii) held for you as the beneficial owner through a stockbroker, bank, or other nominee.
Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A: Many stockholders of Groupon hold their shares beneficially through a broker, bank, or other nominee rather than directly in their own name. There are some distinctions between shares held of record and shares owned beneficially, specifically:
Shares held of record
If your shares are registered directly in your name with Groupon’s transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by Groupon. As a stockholder of record, you have the right to grant your voting proxy directly to Groupon or to vote in person at the Annual Meeting. Groupon has enclosed a proxy card for you to use. You may also submit voting instructions via the Internet or by telephone as described below under "How can I vote my shares without attending the Annual Meeting?"
Shares owned beneficially
If your shares are held in a stock brokerage account or by a broker, bank, or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or other nominee, who is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote the shares in your account, and you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request and receive a valid proxy from your broker, bank, or other nominee. Your broker, bank, or other nominee has enclosed a voting instruction form for you to use to direct the broker, bank, or other nominee as to how to vote your shares. Many brokers or banks also offer voting via the Internet or by telephone. Please refer to the voting instruction form provided by your broker, bank, or other nominee for instructions on the voting methods they offer.
Q: May I attend the Annual Meeting?
A: You are invited to attend the Annual Meeting if you are a stockholder of record or a beneficial owner as of April 20, 2023. If you are a stockholder of record, you must bring proof of identification. If you hold your shares through a broker, bank, or other nominee, you will also need to provide proof of ownership by bringing either a copy of the voting instruction form provided by your broker or a copy of a brokerage statement showing your share ownership as of April 20, 2023. Use of cameras, recording devices, computers and other electronic devices, such as smart phones and tablets, will not be permitted at the Annual Meeting. Photography and video are prohibited at the Annual Meeting. Attendees will be subject to security inspections.
Q: How can I vote my shares in person at the Annual Meeting?
A: Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to vote in person, please bring proof of identification. Even if you plan to attend the Annual Meeting, Groupon recommends that you submit a proxy with respect to the voting of your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Shares held in street name through a brokerage account or by a broker, bank, or other nominee may be voted in person by you only if you obtain a valid proxy from your broker, bank, or other nominee giving you the right to vote the shares.
Q: How can I vote my shares without attending the Annual Meeting?
A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote by proxy or submit a voting instruction form without attending the Annual Meeting. If you hold your shares directly as the stockholder of record, you may submit your proxy via the Internet, by telephone, or by completing and mailing your proxy card in the enclosed pre-paid envelope. Telephone and Internet voting facilities for stockholders of record will be available 24 hours per day. You may vote over the telephone or via the Internet until 10:59 p.m. Central Time on June 13, 2023. If you hold your shares beneficially in street name, your broker or bank may offer voting via the Internet or by telephone or you may mail your voting instruction form in the enclosed prepaid envelope. Please refer to the enclosed materials for details.
58 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

Q: Can I change my vote or revoke my proxy?
A: If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:
•delivering a timely written notice of revocation to our Corporate Secretary c/o Legal Department at our corporate headquarters (600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654, Attention: Corporate Secretary c/o Legal Department);
•submitting a new, later dated proxy via the Internet, by telephone, or by mail to our Corporate Secretary at our corporate headquarters; or
•attending the Annual Meeting and voting in person (attendance at the Annual Meeting will not, by itself, revoke a proxy).
If your shares are held in a brokerage account by a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee.
Q: How are votes counted?
A: In the election of directors, you may vote "FOR" or "WITHHOLD" with respect to each of the nominees. In tabulating the voting results for the election of directors, only votes “FOR” director nominees are counted. "WITHHOLD" votes will not have an effect on the outcome of the election of directors.
For the ratification of the appointment of Deloitte as our independent registered public accounting firm for fiscal year 2023, the advisory vote to approve our Named Executive Officer compensation, an amendment of the A&R 2011 Incentive Plan to allow for the vesting and exercise of the Senkypl Options prior to the first anniversary of the grant date, and a separate amendment of the A&R 2011 Incentive Plan to increase the number of authorized shares thereunder, you may vote "FOR," "AGAINST," or "ABSTAIN" with respect to each of these proposals. If you elect to abstain from voting on any of these proposals, the abstention will have the same effect as an "AGAINST" vote with respect to such proposal.
If you sign and return your proxy card or voting instruction form without giving specific voting instructions, your shares will be voted as recommended by our Board. If you are a beneficial holder and do not return a voting instruction form, your broker may only vote on the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for fiscal year 2023, which is the only "routine matter" on our agenda. For additional information regarding treatment of "routine" and "non-routine" matters, please see "What are broker non-votes and what effect do they have on the proposals?" below.
Q: Who will count the votes?
A: A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as the inspector of election.
Q: What is the quorum requirement for the Annual Meeting?
A: The quorum requirement for holding and transacting business at the Annual Meeting is a majority of the aggregate voting power of the capital stock entitled to be voted at the Annual Meeting. The shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.
Q: What is the voting requirement to approve each of the proposals?
A: Directors will be elected by a plurality of the votes cast in the election of directors. A plurality means that the five persons receiving the highest number of affirmative "FOR" votes at the Annual Meeting will be elected.
The affirmative vote of a majority of the votes represented by shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve each of the following proposals: (i) the ratification of the appointment of Deloitte as our independent registered public accounting firm for fiscal year 2023, (ii) the advisory vote to approve our Named Executive Officer compensation, (iii) an amendment of the A&R 2011 Incentive Plan to allow for the vesting and exercise of the Senkypl Options prior to the first anniversary of the grant date of such options, and (iv) the separate amendment of the A&R 2011 Incentive Plan to increase the number of authorized shares thereunder. PFC, which is our largest stockholder and owned 6,716,966 shares, or approximately 22% of our outstanding common stock as of the Record Date, has advised us that it intends to vote all of its shares in favor of the each of the proposals. Dusan Senkypl, a director and our Interim CEO, and Jan Barta, a director, are partners of PFC.

Q: What are broker non-votes and what effect do they have on the proposals?
A: Generally, broker non-votes occur when shares held by a broker, bank, or other nominee in "street name" for a beneficial owner are not voted with respect to a particular proposal because the broker, bank, or other nominee (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares with respect to that particular proposal.
59 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

A broker is entitled to vote shares held for a beneficial owner on "routine" matters without instructions from the beneficial owner of those shares. The ratification of the appointment of Deloitte as our independent registered public accounting firm is a routine matter. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on "non-routine" matters, such as the election of our directors, the advisory vote to approve our Named Executive Officer compensation, an amendment of the A&R 2011 Incentive Plan to allow for the vesting and exercise of the Senkypl Options prior to the first anniversary of the grant date and an amendment of the A&R 2011 Incentive Plan to increase the number of authorized shares.

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors, the advisory vote to approve our Named Executive Officer compensation, an amendment of the A&R 2011 Incentive Plan to allow for the vesting and exercise of the Senkypl Options prior to the first anniversary of the grant date and an amendment of the A&R 2011 Incentive Plan to increase the number of authorized shares thereunder. If you hold your shares in street name and you do not instruct your broker, bank, or other nominee how to vote in the election of directors, no votes will be cast on your behalf.

Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business at the Annual Meeting, but will not be counted for purposes of determining the number of shares represented and voted with respect to an individual proposal, and, therefore, will have no effect on the outcome of the vote on the election of directors, which requires a plurality of votes cast at the Annual Meeting, or the advisory vote to approve our Named Executive Officer compensation, an amendment of the A&R 2011 Incentive Plan to allow for the vesting and exercise of the Senkypl Options prior to the first anniversary of the grant date and an amendment of the A&R 2011 Incentive Plan to increase the number of authorized shares, each of which requires a majority of votes present and entitled to vote at the Annual Meeting. Thus, if you do not give your broker specific voting instructions, your shares will not be voted on such "non-routine" matters and will not be counted in determining the number of shares necessary for approval.

Q: What does it mean if I receive more than one proxy card or voting instruction form?
A: It means your shares are registered under different names or are held in more than one account. Please provide voting instructions for each proxy card and voting instruction form you receive to ensure that all of your shares are voted.
Q: Where can I find the voting results of the Annual Meeting?
A: We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K that we expect to file with the SEC within four business days of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose preliminary voting results and, within four business days after the final results are known, we will file an amended Form 8-K with the SEC to disclose the final voting results.
Q: Who will bear the cost of soliciting votes for the Annual Meeting?
A: The Board is soliciting your proxy to vote your shares of common stock at the Annual Meeting. Groupon will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Groupon will provide copies of these proxy materials to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners. Groupon may reimburse brokerage firms and other persons representing beneficial owners of shares for their out-of-pocket expenses in forwarding solicitation materials to such beneficial owners. Solicitations may also be made by personal interview, mail, telephone, facsimile, email, or otherwise by directors, officers, and other employees of Groupon, but Groupon will not additionally compensate its directors, officers, or other employees for these services.
Q: How can I get electronic access to the Proxy Statement and Annual Report?
A: The Notice provides you with instructions regarding how to view our proxy materials for the Annual Meeting on the Internet and request that we send our future proxy materials to you by mail or by email. By accessing the proxy materials on the Internet or choosing to receive your future proxy materials by email, you will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting website. If you choose to receive future proxy materials by mail, you will receive a paper copy of those materials, including a form of proxy. Your election to receive proxy materials by mail or email will remain in effect until you notify us that you are terminating your request.
Q: How do I obtain a separate set of proxy materials if I share an address with other stockholders?
A: To reduce expenses, in some cases, we are delivering one set of proxy materials to certain stockholders who share an address, unless otherwise requested. This delivery method is referred to as "householding" and can result in cost savings to us. A separate proxy card is included in the proxy materials for each of these stockholders. If you reside at such an address and wish to receive a separate copy of the proxy materials, including our annual report, you may contact Broadridge Financial Solutions, Inc. by telephone at 1-866-540-7095 or mail at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department or Groupon’s Investor
60 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

Relations by email at IR@groupon.com or mail at 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654, Attention: Investor Relations.
You may also contact Broadridge or Groupon’s Investor Relations at the telephone numbers and addresses above if you would like to receive separate proxy materials in the future or if you are receiving multiple copies of our proxy materials and would like to receive only one copy in the future.
Q: How can I obtain an additional proxy card or voting instruction form?
A: If you lose, misplace, or otherwise need to obtain a proxy card or voting instruction form and:
•you are a stockholder of record, contact Groupon’s Investor Relations by mail at 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654, email at IR@groupon.com; or
•you are the beneficial owner of shares held indirectly through a broker, bank, or other nominee, contact your account representative at that organization.
Q: Who is the Company's proxy solicitor?
A: The Company has engaged a proxy solicitor, D.F. King & Co., Inc., to encourage voting by our stockholders for a base fee of $16,000, plus reimbursable expenses and customary charges. Proxies may also be solicited by certain of the directors, officers and employees of the Company, without additional compensation. The Company will bear the cost of soliciting proxies. In addition, the Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.
If you have any other questions about the Annual Meeting or how to vote or revoke your proxy, you may contact our proxy solicitor at D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005 or by telephone at (866)-207-2239.
61 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

PROPOSALS TO BE VOTED
ON AT THE MEETING
Proposal 1
Election of Directors
Our Board currently has six members and five of them are standing for re-election. Ms. Vaid's term as a director will expire at the Annual Meeting. See "Board of Directors." Set forth below is a list of the five director nominees for election at the Annual Meeting to hold office for a one-year term until the next annual meeting of stockholders. Directors are elected by a plurality of the votes cast at the Annual Meeting. The nominees were evaluated and recommended by the Nominating Committee in accordance with its charter and our Corporate Governance Guidelines. For additional information about the nominees and their qualifications, please see "Board of Director Biographies."
Each director nominee listed below has consented to being named in this Proxy Statement and to serve if elected. However, if any nominee becomes unable to serve, proxy holders will have discretion and authority to vote for another nominee proposed by our Board. Alternatively, our Board may reduce the number of directors to be elected at the Annual Meeting.
Our Board unanimously recommends a vote "FOR" the election to the Board of each of the following nominees:

Name	Position	Independent
Theodore Leonsis	Chairman of the Board	Yes
Dusan Senkypl	Director and Chief Executive Officer	No
Jan Barta	Director	Yes
Robert Bass	Director	Yes
Eric Lefkofsky	Director	Yes
Proxies solicited by the Board will be voted "FOR" each of the director nominees named above unless stockholders specify a contrary vote.
Proposal 2
Ratification of Independent Registered Public Accounting Firm
The Audit Committee of the Board has appointed Deloitte as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2023. During 2022, Deloitte served as our independent registered public accounting firm and also provided certain tax and other services. For additional information, see "Independent Registered Public Accounting Firm—Fees of Independent Registered Public Accounting Firm." Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of Groupon and its stockholders. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of Deloitte are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.
Ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2023 requires the affirmative vote of a majority of the votes represented by the shares of our common stock present at the Annual Meeting in person or by proxy and entitled to vote.
Our Board unanimously recommends a vote "FOR" the ratification of Deloitte as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.
Proposal 3
Advisory Approval of Our Named Executive Officer Compensation
As required by Section 14A of the Exchange Act, we are asking for your advisory vote to approve the following resolution (the "say-on-pay" resolution):
62 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

"RESOLVED, that the stockholders approve, in a nonbinding vote, the compensation of the company’s Named Executive Officers, as disclosed in this Proxy Statement."
Advisory approval of this proposal requires the affirmative vote of a majority of the votes represented by the shares of our common stock present at the Annual Meeting in person or by proxy and entitled to vote.
We intend to offer our stockholders the opportunity to cast an advisory vote on executive compensation on an annual basis. Because your vote on the compensation of our Named Executive Officers is advisory, it will not be binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding compensation of our Named Executive Officers.
We are asking that stockholders vote to support the foregoing "say-on-pay" resolution, for the following reasons:
Response to Ongoing Challenges. We navigated a significant number of challenges in 2022, including market uncertainties caused macroeconomic conditions, volatility in financial performance, executive transitions and restructuring actions. We responded to our unique circumstances in 2022 by making certain changes to our compensation programs while balancing the goals of stability and retention with incentivizing performance.

Pay for Performance. The factors referenced above also created challenges for establishing meaningful and motivating performance goals applicable to our incentive compensation programs. In determining 2022 executive compensation, the Compensation Committee balanced the goals of stability and retention with incentivizing performance, while considering ongoing Company performance. The 2022 performance-based ABP included a performance "gate" based on a minimum Adjusted EBITDA achievement that would be required for any funding to be earned. The Adjusted EBITDA gate was not achieved and our executives were not eligible to receive any payout under our 2022 ABP. Additionally, in light of the special RSU awards made to Mr. Deshpande and Mr. Drobny in late 2021, the Compensation Committee determined not to make any further grants to either Mr. Deshpande or Mr. Drobny in May 2022 in connection with its annual equity award process.

Sound Design. As in prior years, we designed our executive officer compensation programs in 2022 to attract, motivate and retain the key executives who drive our success. We also designed our pay packages to align the interests of our executives with those of our stockholders. We achieve our objectives through executive compensation programs that are designed to:
•Recruit and retain talented and experienced individuals who are able to navigate the unprecedented challenges and develop, implement, and deliver on long-term value creation strategies;
•Ensure that our compensation is reasonable and competitive with the pay packages made available to executives at companies with which we compete for executive talent;
•Provide a portion of compensation in elements that are directly tied to our long-term value and growth;
•Reward both company and individual performance and achievement; and
•Ensure that our compensation structure does not encourage unnecessary and excessive risk-taking.
Our Board unanimously recommends a vote "FOR" the approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers as disclosed in this Proxy Statement.
Proposals 4 and 5
We are requesting that our stockholders approve two separate amendments of the A&R 2011 Incentive Plan, which was established effective August 17, 2011, and has been amended several times since that date, most recently on June 15, 2022. The A&R 2011 Incentive Plan was first approved by stockholders in 2012.

On March 30, 2023, the Board approved and adopted, subject to approval by our stockholders, an amendment to allow for the vesting and exercise of the Senkypl Options (as defined below) prior to the first anniversary of the grant date of such options (the "Senkypl Options Amendment").

On April 20, 2023 the Board approved and adopted, subject to approval by our stockholders, an amendment to add 1,900,000 shares to be authorized for issuance under the A&R 2011 Incentive Plan (the “Share Increase Amendment”).

The Senkypl Options Amendment and the Share Increase Amendment, which are separate proposals, are now being submitted for stockholder approval, with an effective date of June 14, 2023. The approval or rejection of either of the proposals will not affect the other proposal. A summary of the A&R 2011 Incentive Plan and the key terms of the Senkypl Options Amendment and the Share Increase Amendment are described in additional detail below.

A copy of the A&R 2011 Incentive Plan, conformed to reflect the proposed amendment by the Amendments, is included as Appendix B to this Proxy Statement. The Amendments make no other changes to the A&R 2011 Incentive Plan.

63 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

Proposal 4 - Approval of an Amendment to the Groupon, Inc. A&R 2011 Incentive Plan to Allow for the Vesting and Exercise of the Senkypl Options Prior to the First Anniversary of the Grant Date

Background. As previously reported, our Board appointed Dusan Senkypl as Interim CEO of the Company, effective on March 30, 2023 (the "Grant Date"). In connection with his appointment, Mr. Senkypl received a grant of 3,500,000 nonqualified stock options to purchase the Company’s common stock at a per share exercise price of $6.00 (“Senkypl Options”) under the A&R 2011 Incentive Plan. Under the A&R 2011 Incentive Plan, absent an enumerated exception, an option award cannot vest or become exercisable prior to the first anniversary of the award’s grant date (“Option Minimum Vesting Provision”). In connection with the approval of the Senkypl Options, the Compensation Committee recommended, and the Board approved, an amendment to the A&R 2011 Incentive Plan to allow for the vesting and exercise of the Senkypl Options prior to the first anniversary of the Grant Date, subject to a majority vote of the Company’s stockholders at the Company’s Annual Meeting.

If the requisite stockholder approval of the Senkypl Options Amendment is obtained, the award will vest quarterly in eight substantially equal installments, beginning on the date that is three months from the Grant Date and will be listed as an enumerated exception to the Option Minimum Vesting Provision. If stockholder approval is not obtained, the Option Minimum Vesting Provision shall remain unmodified and one-half of the Senkypl Options will vest on the first anniversary of the Grant Date, with the remaining one-half vesting quarterly thereafter in four substantially equal installments. Regardless of stockholder approval, the Senkypl Options will expire on the third anniversary of the Grant Date.

In addition, Mr. Senkypl will not be permitted to sell, exchange, transfer, assign, pledge or otherwise dispose of any shares of the Company’s common stock issued upon exercise of the Senkypl Options until a date that is one year from the Grant Date. The vesting of Senkypl Options is subject to (i) Mr. Senkypl’s continued service as Interim or permanent CEO through each applicable vesting date or (ii) Mr. Senkypl’s continued service as a member of the Board through each applicable vesting date; provided, that, his service as a Board member shall only count if his service as Interim or permanent CEO continues until (x) the earlier of the expiration of his employment agreement or the appointment of his successor by a majority of the members of the Board unaffiliated with PFC and (y) once the successor is appointed, Mr. Senkypl provides reasonable assistance in the transition of such successor as part of his Board service.

Purpose of the Amendment. The Compensation Committee believed that the award granted to Mr. Senkypl represented fair and reasonable compensation to him for his service as Interim CEO. Since joining the Board in June 2022, Mr. Senkypl has been very engaged as a director, playing a key role in the development and implementation of the Company's strategy as part of its larger transformation efforts. In addition, Mr. Senkypl has a proven track record and history of leading transformations and building successful internet products and e-commerce marketplaces and is a partner at PFC, the Company's largest stockholder.

With the recent business performance of the Company and the restructuring actions announced in August 2022 and January 2023, the Board believes that the Company is at a critical juncture in trying to execute its comprehensive transformation plan. With Mr. Senkypl's understanding of the business and his prior experience and role at the Company's largest stockholder, the Board believed his involvement as Interim CEO would be critical to both the short and long-term goals of the Company.
The Compensation Committee recommended that the award include a feature designed to reward and incentivize Mr. Senkypl for the creation of stockholder value, by providing for the ability of the Senkypl Options to begin vesting and become exercisable as early as three months from the Grant Date, notwithstanding the Option Minimum Vesting Provision. Notably, the Senkypl Options Amendment does not impact the $6.00 exercise price of the Senkypl Options, which amount reflects a premium of more than 78% of the fair market value of the Company’s common stock on the Grant Date. This means the Company’s stock price must increase by at least 78% from the date the Senkypl Options were granted in order for the award to be exercisable for value. In addition, if Mr. Senkypl exercises the Senkypl Options within the first year of the Grant Date, the exercise price shall be required to be made in cash, check or cash equivalent and Mr. Senkypl shall not be permitted to sell or transfer the shares received from such exercise prior to the first anniversary of the Grant Date. This means that none of the shares underlying the Senkypl Options will be sold into the market prior to the first anniversary of the Grant Date. The Board and Compensation Committee concluded that the Senkypl Options Amendment provides an appropriate incentive for Mr. Senkypl to create value for stockholders in light of the significant Grant Date premium reflected in the exercise price of the options and Mr. Senkypl’s inability to transfer or sell any shares obtained upon exercise of such options prior to the first anniversary of the Grant Date.
Consequences if Stockholder Approval is Not Obtained. If stockholder approval is not obtained, the Option Minimum Vesting Provision will remain unmodified and one-half of the Senkypl Options will vest on the first anniversary of the Grant Date, with the remaining one-half vesting quarterly thereafter in four substantially equal installments. There will be no impact to the terms or validity of the previously granted Senkypl Options.

Eligibility. Officers and other employees of Groupon or its subsidiaries, as well as non-employee directors and consultants, independent contractors and agents of Groupon or its subsidiaries are eligible to participate in the A&R 2011 Incentive Plan. The
Senkypl Options Amendment only impacts the vesting conditions of the Senkypl Options and thus only applies to Mr. Senkypl. The Senkypl Options Amendment does not alter or have any impact on the eligibility provisions of the A&R 2011 Incentive Plan, which are described in detail, along with the approximate number of persons in each eligibility class and the basis of their participation, under Proposal 5, which is incorporated into this Proposal 4 by reference.
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Other Material Provisions. For a detailed description of the other material terms of, certain tax consequences associated with participation in and other information regarding the A&R 2011 Incentive Plan, as amended by the Senkypl Amendment and the Share Increase Amendment, please see Proposal 5 below, which is incorporated into this Proposal 4 by reference.

Vote required. Approval of this proposal requires the affirmative vote of a majority of the votes represented by the shares of our common stock present at the Annual Meeting in person or by proxy and entitled to vote.

Proposal 5 - Approval of an Amendment to the Groupon, Inc. A&R 2011 Incentive Plan to Increase the Number of Authorized Shares Thereunder

Key Terms

We are requesting that our stockholders approve the Share Increase Amendment, which would add 1,900,000 shares to the A&R 2011 Incentive Plan. As of March 31, 2023, inclusive of giving effect to the Senkypl Options we had 431,165 shares remaining available for issuance of future awards under the A&R 2011 Incentive Plan. If this increase is approved, then as of March 31, 2023, inclusive of giving effect to the Senkypl Options, we would have had 2,331,165 shares available for issuance for future awards under the 2011 Incentive Plan. We believe that this increase in shares will allow us to continue to issue shares under the A&R 2011 Incentive Plan for one to two years based on our current and anticipated grant practices, subject to oversight and approval of the Compensation Committee. The Board believes that this increase is necessary to continue to be aligned with our business strategy and culture to attract and retain talent, and to reward employees for strong business results and individual performance. We are also undertaking a review of our compensation programs across the enterprise and, in connection with such review, intend to consider narrowing the range of employees that receive equity awards under the A&R 2011 Incentive Plan. The closing trading price of a share of Groupon common stock on the Nasdaq global select market on April 27, 2023 was $3.78.

Equity Usage

In developing our share request for the A&R 2011 Incentive Plan and analyzing the impact of utilizing equity on our stockholders, the Board considered our equity usage and “overhang.” As of March 31, 2023, inclusive of giving effect to the Senkypl Options we had 431,165 shares remaining available for issuance of future awards under the A&R 2011 Incentive Plan.

Equity usage provides a measure of the potential dilutive impact of our annual equity award program. Set forth below is a table that reflects our equity usage for 2020, 2021 and 2022, as well as the average over those years.

Fiscal Year	Award Shares Granted	Basic Weighted Average Number of Common Shares Outstanding	Gross Equity Usage (1)
2020	1,836,665	28,604,115	6.4%
2021	2,150,963	29,365,880	7.3%
2022	2,720,990	30,166,100	9.0%
Three Year Average	2,236,206	29,378,698	7.6%

(1)	“Gross Equity Usage” is defined as the number of equity awards granted in the year divided by the basic weighted average number of common shares outstanding.
Overhang is a measure of potential dilution and is defined as (i) the sum of (a) the total number of shares underlying all equity awards outstanding and (b) the total number of shares available for future award grants, divided by (ii) the sum of (a) the total number of shares underlying all equity awards outstanding, (b) the total number of shares available for future award grants and (c) the basic weighted average common shares outstanding for the most recently completed fiscal year. Our overhang at March 31, 2023 was 16.0% (excluding the impact of the new share request). If the 1,900,000 shares proposed to be authorized for grant under the A&R 2011 Incentive Plan are included in the calculation, our overhang would have been 20.2% at March 31, 2023, which assumes no repurchases under our stock existing repurchase program.

If we do not obtain requisite stockholder approval of the Share Increase Amendment to our A&R 2011 Incentive Plan as described above, the current A&R 2011 Incentive Plan will remain in effect, except for changes resulting from the Senkypl Options Amendment if we obtain the requisite stockholder approval for that separate proposal.

Equity Compensation Plan
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The following is a summary of the key provisions of the A&R 2011 Incentive Plan, as proposed to be amended by the Senkypl Options Amendment and the Share Increase Amendment. This summary, however, does not purport to be a complete description of all the provisions of the A&R 2011 Incentive Plan and is qualified in its entirety by reference to the A&R 2011 Incentive Plan, as proposed to be amended by the Senkypl Options Amendment and the Share Increase Amendment, a copy of which is attached hereto as Appendix B and conformed to reflect both amendments.

Purpose of the A&R 2011 Incentive Plan. The A&R 2011 Incentive Plan provides a variety of equity-based and cash incentives designed to motivate, retain and attract employees, directors, consultants, independent contractors, agents and other service providers to Groupon through the acquisition of a larger personal financial interest in Groupon.

Eligible Award Recipients. Officers and other employees of Groupon or its subsidiaries, as well as non-employee directors and consultants, independent contractors and agents of Groupon or its subsidiaries are eligible to participate in the 2011 Incentive Plan. There are currently two executive officers, approximately 570 other employees, and five non-employee directors that are eligible to participate. Although they are eligible for awards, it is the Company’s current practice to grant awards to consultants and independent contractors only occasionally. In 2022, we granted awards under the A&R 2011 Incentive Plan to two executive officers, 1,298 other employees and eight non-employee directors, and none to consultants or independent contractors. Subject to the terms and conditions of the A&R 2011 Incentive Plan, the Compensation Committee will determine and designate, in its discretion, from time to time, from among these categories those persons who will be granted one or more awards under the A&R 2011 Incentive Plan.

Administration. The A&R 2011 Incentive Plan is administered by the Compensation Committee of the Board. The Compensation Committee has the discretion to grant awards under the A&R 2011 Incentive Plan, to determine the terms thereof, to interpret the provisions of the A&R 2011 Incentive Plan and to take action as it deems necessary or advisable for the administration of the A&R 2011 Incentive Plan. The Compensation Committee may provide a limited delegation of authority to Groupon’s management to approve certain awards under the A&R 2011 Incentive Plan.

Number of Authorized Shares. The A&R 2011 Incentive Plan provides for awards during the term of the A&R 2011 Incentive Plan with respect to a maximum of 11,875,000 shares of common stock, which amount will be increased to 13,775,000 shares if the Share Increase Amendment is approved, subject to adjustment as described below (the “Share Pool”). Under the terms of the A&R 2011 Incentive Plan, up to 1,500,000 shares may be granted as incentive stock options (“ISOs”) (discussed below). The maximum number of shares that may be covered by awards granted to any one participant during any calendar year shall not exceed $25,000,000 in value (calculating the value of any such Awards determined either as of the grant date or, if specified in the documentation creating the award, determined as based on the average Fair Market Value over a specified period) (and the maximum number of shares covered by awards granted to any non-employee director (based on grant date value) may not exceed $750,000 in value in any calendar year, when taken together with any cash fees paid to such director in that year with respect to such director's service as a director of the Company). The maximum amount payable pursuant to a cash incentive award to any participant during any calendar year is $5,000,000. The number and class of shares available under the A&R 2011 Incentive Plan and/or subject to outstanding awards will be equitably adjusted by the Compensation Committee (as determined by the Compensation Committee in its sole discretion) in the event of various changes in the capitalization of Groupon to preserve the benefits or potential benefits of the awards. To the extent that an award under the A&R 2011 Incentive Plan expires, is canceled, forfeited, or otherwise terminated without delivery of shares, the shares retained by or returned to Groupon generally will be available for future grants under the A&R 2011 Incentive Plan. In addition, in the case of any award granted in assumption of or in substitution for an award of a company or business acquired by Groupon or a subsidiary or affiliate or with which Groupon or a subsidiary or affiliate combines, shares issued or issuable in connection with such substitution award will not be counted against the Share Pool or the limit on the number of shares that may be covered by awards granted to any one participant during any calendar year; further, if the acquired business has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan may be used for future grants under the A&R 2011 Incentive Plan and shall not reduce the Share Pool; provided, that Awards using such available shares from the pre-existing plan shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to Groupon and its subsidiaries and affiliates immediately prior to such acquisition or combination, Shares subject to an award under the A&R 2011 Incentive Plan may again be made available for issuance under the Plan if such shares are: (i) shares that were subject to a stock-settled SAR (as defined below) and were not issued or delivered upon the net settlement of such SAR; and (ii) shares delivered to or withheld by Groupon to pay the exercise price or the withholding taxes related to an outstanding award.

Type of Awards. The following forms of awards may be granted to eligible award recipients, subject to such terms, conditions and provisions as the Compensation Committee may determine to be necessary or desirable: (i) ISOs; (ii) nonstatutory stock options (“NSOs”); (iii) share-settled or cash-settled stock appreciation rights (“SARs”); (iv) full value awards, including restricted stock, restricted stock units, deferred stock, deferred stock units, performance shares and performance share units; and (v) cash incentive awards.

Options and Stock Appreciation Rights. The Compensation Committee is authorized to grant ISOs, NSOs and SARs. Except with respect to options/SARs that are assumed, substituted or converted in connection with certain corporate transactions (“substitute awards”), the exercise price per share of an option will in no event be less than 100% (or less than 110% for certain ISO grants) of the fair market value per share of Groupon common stock underlying the award on the date of grant and may be exercised on a “net exercise” basis. The Compensation Committee has the discretion to determine the exercise price and other terms of SARs, except that the exercise price of a freestanding SAR will be fixed as of the date of grant and will not be less than the fair market value of a share of common stock on the grant date. Without the approval of stockholders, Groupon will not amend or replace previously granted options or SARs in a transaction that constitutes a “repricing” within the meaning of the rules of the NASDAQ.
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The Compensation Committee will set the terms and conditions of vesting and exercise for options and SARs, and the Compensation Committee will determine the methods by which an option or SAR may be exercised. Upon the exercise of a SAR, the participant is entitled to receive shares having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one share of common stock as of the date of exercise over (ii) the exercise price of the shares covered by the SAR, or the portion thereof being exercised. As a general matter, options and SARs (other than substitute awards, as applicable) granted under the A&R 2011 Incentive Plan will have a minimum vesting period of one year, except that (a) the exercisability and vesting of options and SARs (i) will be fully accelerated upon the death of the participant and (ii) may be accelerated (in whole or in part) as determined by the Compensation Committee in the event of a participant’s disability, retirement or involuntary termination in connection with a change in control and (b) the Senkypl Options will be subject to vesting and exercise in a manner described above if the Senkypl Options Amendment is approved.

Options and SARs will expire at such time as the Compensation Committee determines; provided, however, that no option or SAR may be exercised more than ten years from the grant date; provided, however, that unless otherwise provided by the Compensation Committee each vested and exercisable Option and SAR outstanding on the expiration date with an exercise price that is less than the fair market value per share of Groupon common stock as of such date shall automatically be exercised on the expiration date, and provided further that that if the expiration date falls during a blackout period, the expiration date may be automatically be extended until 30 calendar days after the end of the blackout period.

Full Value Awards. The Compensation Committee may grant full value awards in the form of restricted stock, restricted stock units, deferred stock, deferred stock units, performance shares or performance share units to participants. The grant, issuance, retention, vesting and/or settlement of such full value awards will occur at such times and in such installments as determined by the Compensation Committee. The Compensation Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of these full value awards subject to continued employment, passage of time and/or performance conditions (or, in the case of performance share units, a combination of the foregoing) as deemed appropriate by the Compensation Committee. However, any time-based service restrictions on full value awards will immediately lapse upon the death of the participant.

Holders of restricted stock have all the rights of a stockholder, such as the right to vote the shares or receive dividends and other distributions, except to the extent restricted by the terms of the A&R 2011 Incentive Plan or any award document relating to the restricted stock and subject to any mandatory reinvestment or other requirement imposed by the Compensation Committee. Holders of restricted stock units and deferred stock units will not have any such stockholder rights until shares have been issued to them upon vesting, although the Compensation Committee may provide for dividend equivalent rights. No dividends or dividend equivalents will be paid on restricted stock units, deferred stock units or performance share unit awards prior to vesting, or if applicable, the satisfaction of the underlying performance conditions.

Cash Incentive Awards. The Compensation Committee may grant cash incentive awards that may be contingent on the achievement of a participant’s performance objectives over a specified period established by the Compensation Committee. The grant of cash incentive awards may also be subject to other conditions, restrictions and contingencies, as determined by the Compensation Committee. Cash incentive awards may include the right to receive payment of cash or shares having the value equivalent to the cash otherwise payable.

Certain Events of Forfeiture. The Compensation Committee has the discretion to add forfeiture provisions to any grant under the A&R 2011 Incentive Plan, including forfeiture for violation of a restrictive covenant set forth in any applicable award agreement.

Change in Control. In the event of a change in control of Groupon, the Board has discretion to take such actions as it deems appropriate including, but not limited to requiring that outstanding options and SARs or other equity awards become fully vested and exercisable and, in certain cases, paid to participants and providing that the performance period applicable to performance-based awards will lapse and/or the performance goals for such awards will be deemed to be satisfied. If the company resulting from, surviving or succeeding Groupon following a change in control transaction does not assume or substitute an outstanding award in accordance with the terms of the A&R 2011 Incentive Plan, then the outstanding award will become fully vested or exercisable immediately prior to the change in control (with performance conditions deemed satisfied at the level determined by the Compensation Committee in its sole discretion).

Clawback Policy. Any compensation earned or paid under the A&R 2011 Incentive Plan is subject to forfeiture, recovery by Groupon, or other action pursuant to the Groupon Clawback Policy, adopted on October 14, 2021, including without limitation any such policy amendments which Groupon may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

Adjustments to Shares. In the event there is a change in the capital structure of Groupon as a result of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off or other similar corporate change, or any distribution to stockholders holdings shares other than regular cash dividends, the Compensation Committee shall make an equitable adjustment (in the manner and form determined in the Compensation Committee’s sole discretion) in the number of shares and forms of the awards authorized to be granted under the A&R 2011 Incentive Plan, including any limitation imposed on the number of shares with respect to which an award may be granted in the aggregate under the A&R 2011 Incentive Plan or to any participant, and make appropriate adjustments (including exercise price) to any outstanding awards.

Tax Withholding and Tax Offset Payments. The Compensation Committee is authorized to withhold from awards and related payments amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an award by
67 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

withholding common stock or other property to satisfy such withholding requirements or by taking certain other actions. For participants who are subject to Section 16 of the Exchange Act, shares will be withheld from the applicable equity-based award to satisfy withholding obligations, unless otherwise determined by the Compensation Committee. In addition, shares withheld under the A&R 2011 Incentive Plan may be used to satisfy the tax withholding required by applicable law (or other rates that will not have a negative accounting impact).

Term of A&R 2011 Incentive Plan. Unless earlier terminated by the Board, the authority of the Compensation Committee to make grants under the A&R 2011 Incentive Plan will terminate on the tenth anniversary of June 15, 2022.

Amendment and Termination. The Board may suspend, amend or terminate the A&R 2011 Incentive Plan; provided, however, that Groupon’s stockholders will be required to approve any amendment (i) to the extent required by law or the NASDAQ rules; or (ii) that would alter the A&R 2011 Incentive Plan’s provisions restricting Groupon’s ability to grant options and SARs with an exercise price that is not less than the fair market value of the underlying options or SARs with an exercise price that is not less than the fair market value of the underlying common stock.

Awards granted prior to a termination of the A&R 2011 Incentive Plan will continue in accordance with their terms following such termination. No amendment, suspension or termination of the A&R 2011 Incentive Plan will adversely affect the rights of a participant in awards previously granted without such participant’s consent.

Certain Federal Income Tax Consequences. The following is a general description of certain significant United States federal income tax consequences, under the Code, as in effect on the date of this summary, applicable to Groupon and participants in connection with awards under the A&R 2011 Incentive Plan. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If an award constitutes nonqualified deferred compensation and fails to comply with Section 409A of the Code, the award will be subject to immediate taxation and tax penalties in the year the award vests. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or non-United States tax consequences, or the effect of gift, estate or inheritance taxes. Because individual circumstances may vary, we advise all participants to consult their own tax advisor concerning the tax implications of awards granted under the A&R 2011 Incentive Plan.

The grant of options under the A&R 2011 Incentive Plan will not, in itself, result in the recipient of the option realizing taxable income or Groupon realizing an income tax deduction. However, the transfer of shares to an option holder upon exercise of the option may or may not give rise to taxable income to the option holder and a tax deduction for Groupon, depending upon whether such option is a NSO or an ISO.

The exercise of an NSO by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for Groupon, in the amount equal to the excess of fair market value of the shares received at the time of exercise over the exercise price. Any subsequent gain that the option holder recognizes when he or she later sells or disposes of the shares will be short-term or long-term capital gain, depending on how long the shares were held.

The exercise of an ISO generally does not result in the immediate recognition of taxable ordinary income by the option holder; however, for purposes of the alternative minimum tax under the United States tax laws, the excess of the fair market value of the shares acquired upon exercise of an ISO (determined at the time of exercise) over the exercise price of the ISO will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the shares received pursuant to the exercise of the ISO within the earlier of: (i) two years after the date of the grant of the ISO, or (ii) one year after the date of exercise, a subsequent sale of such shares will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to Groupon.

If the recipient is not continuously employed from the date of grant until the date three months prior to the date of exercise of an ISO, then the special tax rule described in the preceding paragraph does not apply and the exercise is treated as though the option exercised as an NSO. Furthermore, if such recipient disposes of shares acquired upon the timely exercise of the ISO within either of the time periods described in the immediately preceding paragraph, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) fair market value of such shares on the date of exercise over the exercise price and (ii) the amount realized upon disposition over the exercise price. In such event, Groupon generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain realized in such disposition in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

The granting of SARs does not, in itself, result in taxable income to the recipient of a SAR or a tax deduction for Groupon. Upon exercise of a SAR, the amount of any cash and/or the fair market value of any of our shares received as of the exercise date are taxable to the participant as ordinary income and deductible by Groupon.

A participant will not recognize any taxable income upon the award of shares of restricted stock which are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock, if any, prior to the lapse of restrictions applicable to that stock, or dividend equivalents paid with respect to unvested restricted stock units, will be taxable as compensation income to the participant.

Generally, a participant will recognize taxable ordinary income in connection with restricted shares when the shares become transferable and are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares at the time such restrictions lapse. However, a participant may elect to recognize taxable ordinary income upon the award date of restricted stock based on the fair market value of the shares subject to the award on the date of the award. If a participant makes such
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an election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse.

Assuming compliance with the applicable reporting requirements, Groupon will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the same taxable year that the participant recognizes that ordinary income. The granting of restricted stock units does not result in taxable income to the recipient of a restricted stock unit or a tax deduction for Groupon. The amount of cash received or the then-current fair market value of shares received following vesting and delivery of the underlying shares with respect to the restricted stock unit is taxable to the recipient as ordinary income and deductible by Groupon.

The granting of full value awards (such as restricted stock units, deferred stock units and performance share units) or cash incentive awards subject to performance conditions generally should not result in the recognition of taxable income by the recipient or a tax deduction by Groupon. The payment or settlement of any such award should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash received or the then-current fair market value of the shares received, and a corresponding tax deduction by Groupon. If shares or any portion of the cash settlement covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and Groupon will be similar to the tax consequences of restricted stock awards, previously described. If the award consists of unrestricted shares, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and Groupon will be entitled to a corresponding tax deduction.

Under certain circumstances, accelerated vesting, exercise or payment of awards under the A&R 2011 Incentive Plan in connection with a “change of control” may be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and Groupon would be denied a tax deduction for the excess parachute payment.

New Plan Benefits under the A&R 2011 Incentive Plan

Other than the annual grant of restricted stock units and the award of deferred stock units to our non-employee directors under our Non-Employee Directors’ Compensation Plan (as set forth in the table below), equity-based or cash compensation awards to be granted in the future under the A&R 2011 Incentive Plan, as amended, to eligible individuals, including current and future employees, officers and directors, cannot be determined at this time, as actual awards will be made at the discretion of the Compensation Committee. For an understanding of the equity-based compensation awards made in the past to our executives, see the “Grants of Plan-Based Awards in 2022 ” table and the “ Outstanding Equity Awards at 2022 Year-End ” table.

Name and Position	Dollar Value (1)
Dusan Senkypl, Interim Chief Executive Officer	N/A
Damien Schmitz, Chief Financial Officer	N/A
Dane Drobny, Former Chief Administrative Officer and General Counsel	N/A
Kedar Deshpande, Former Chief Executive Officer	N/A
Executive Group Total	N/A
Non-Executive Director Group	$433,333
Non-Executive Officer Employee Group	N/A

(1)
The amount disclosed is equal to the total dollar value of all annual stock grants to be issued to our non-employee directors following the Annual Meeting, including the total dollar value of any portion of the annual cash retainer that any non-employee director elected to defer into an award of deferred stock units. Share figures will be determined by dividing the dollar value by the closing share price on the date of the Annual Meeting (rounded to the nearest share).

Unfunded and Unqualified Plan. The A&R 2011 Incentive Plan is intended to be an unfunded plan and is not qualified under Section 401 of the Code. In addition, the A&R 2011 Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Vote required. Approval of this proposal requires the affirmative vote of a majority of the votes represented by the shares of our common stock present at the Annual Meeting in person or by proxy and entitled to vote.

Relationship Between Proposals 4 and 5
The Amendments to the A&R 2011 Incentive Plan described in Proposals 4 and 5 are being presented separately for approval by our stockholders, and the approval or rejection of either of the proposals will not affect the other proposal.
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Our Board unanimously recommends a vote "FOR" each of the separate proposals (i) to allow for the vesting and exercise of the Senkypl Options prior to the first anniversary of the grant date and (ii) to amend the A&R 2011 Incentive Plan to increase the number of authorized shares thereunder.

Proxies solicited by the Board will be voted "FOR" each proposal 4 and 5 unless stockholders specify a contrary vote for the respective proposal.

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PROPOSALS OF STOCKHOLDERS FOR 2024 ANNUAL MEETING
Stockholders who wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s annual meeting pursuant to Rule 14a-8 under the Exchange Act must submit their proposals so that they are received at Groupon’s principal executive offices on January 2, 2024. Pursuant to the rules promulgated by the SEC, simply submitting a proposal does not guarantee that it will be included.
In order to be properly brought before the 2024 annual meeting of stockholders, a stockholder’s notice of a matter the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to the Corporate Secretary c/o Legal Department of Groupon at its principal executive offices not less than 90 nor more than 120 days before the first anniversary of the date on which Groupon first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. As a result, any notice given by a stockholder pursuant to these provisions of our Bylaws must be received no earlier than January 2, 2024, and no later than February 1, 2024, unless our Annual Meeting date occurs more than 30 days before or 60 days after June 14, 2024. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the 2024 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or the 10th day following the day on which we first make a public announcement of the date of the meeting.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than Groupon nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
To be in proper form, a stockholder’s notice must include the specified information concerning the proposal or nominee as described in our Bylaws. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaw and SEC requirements. Groupon will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaw and SEC requirements for submitting a proposal or nomination.
Notices of intention to present proposals at the 2024 annual meeting of stockholders must be addressed to: Corporate Secretary c/o Legal Department, Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

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OTHER MATTERS
We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the proxy intend to vote the shares they represent in accordance with their own judgments.
Upon written request by any stockholder entitled to vote at the Annual Meeting, we will promptly furnish, without charge, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which we filed with the SEC, including the consolidated financial statements and schedules. If the person requesting the report was not a stockholder of record on April 20, 2023, the request must contain a good faith representation that he or she was a beneficial owner of our common stock at the close of business on that date. Requests should be addressed to Corporate Secretary c/o Legal Department, Groupon, Inc., 600 West Chicago Avenue, Suite 400, Chicago, Illinois 60654.
DATED: May 1, 2023
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APPENDIX A
Adjusted EBITDA Information and Reconciliation
Non-GAAP Financial Measure
In addition to financial results reported in accordance with U.S. GAAP, we have provided the following non-GAAP financial measures, Adjusted EBITDA and free cash flow. Those non-GAAP financial measures, which are presented on a continuing operations basis, are intended to aid investors in better understanding our current financial performance and prospects for the future as seen through the eyes of management. We believe that those non-GAAP financial measures facilitate comparisons with our historical results and with the results of peer companies who present similar measures (although other companies may define non-GAAP measures differently than we define them, even when similar terms are used to identify such measures). However, those non-GAAP financial measures are not intended to be a substitute for those reported in accordance with U.S. GAAP.
Adjusted EBITDA. Adjusted EBITDA is a non-GAAP performance measure that we define as Income (loss) from continuing operations excluding income taxes, interest and other non-operating items, depreciation and amortization, stock-based compensation, acquisition-related expense (benefit), net and other special charges and credits, including items that are unusual in nature or infrequently occurring. Our definition of Adjusted EBITDA may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Adjusted EBITDA is a key measure used by our management and Board to evaluate operating performance, generate future operating plans and make strategic decisions for the allocation of capital. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and Board. However, Adjusted EBITDA is not intended to be a substitute for Income (loss) from continuing operations.
We exclude stock-based compensation expense and depreciation and amortization because they are primarily non-cash in nature and we believe that non-GAAP financial measures excluding those items provide meaningful supplemental information about our operating performance and liquidity. For the year ended December 31, 2022, special charges and credits included charges related to our 2022 and 2020 restructuring plans and goodwill and long-lived asset impairments. We exclude special charges and credits from Adjusted EBITDA because we believe that excluding those items provides meaningful supplemental information about our core operating performance and facilitates comparisons with our historical results.
Free cash flow. Free cash flow is a non-GAAP liquidity measure that comprises net cash provided by operating activities from continuing operations less purchases of property and equipment and capitalized software. We use free cash flow to conduct and evaluate our business because, although it is similar to cash flow from continuing operations, we believe that it typically represents a more useful measure of cash flows because purchases of fixed assets, software developed for internal use and website development costs are necessary components of our ongoing operations. Free cash flow is not intended to represent the total increase or decrease in our cash balance for the applicable period.
Free cash flow has limitations due to the fact that it does not represent the residual cash flow available for discretionary expenditures. In addition, free cash flow reflects the impact of the timing difference between when we are paid by customers and when we pay merchants and suppliers. Therefore, we believe it is important to view free cash flow as a complement to our Consolidated Statements of Cash Flows.
Non-GAAP Reconciliation
The following is a reconciliation of Adjusted EBITDA to the most comparable U.S. GAAP financial measure, Income (loss) from continuing operations for the year ended December 31, 2022 (in thousands):

Income (loss) from continuing operations	$(234,380)
Adjustments:
Stock-based compensation	30,006
Depreciation and amortization	62,663
Restructuring and related charges (1)	12,350
Goodwill impairment	35,424
Long-lived asset impairment	12,259
Other (income) expense, net	24,155
Provision (benefit) for income taxes	42,410
Total adjustments	219,267
Adjusted EBITDA	$(15,113)
(1)Includes $3.0 million of right-of-use assets - operating leases and leasehold improvement impairments for the year ended December 31, 2022.
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Our free cash flow for the year ended December 31, 2022 and reconciliation to the most comparable U.S GAAP financial measure, Net cash provided by (used in) operating activities from continuing operations, is as follows (in thousands):

Net cash provided by (used in) operating activities from continuing operations	$(135,987)
Purchases of property and equipment and capitalized software from continuing operations	(36,168)
Free cash flow	$(172,155)
Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our future results of operations and financial position, business strategy and plans and our objectives for future operations. The words "may," "will," "should," "could," "expect," "anticipate," "believe," "estimate," "intend," "continue" and other similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, our ability to execute, and achieve the expected benefits of our go-forward strategy; execution of our business and marketing strategies; volatility in our operating results; challenges arising from our international operations, including fluctuations in currency exchange rates, legal and regulatory developments in the jurisdictions in which we operate and geopolitical instability resulting from the conflict in Ukraine; global economic uncertainty, including as a result of inflationary pressures, ongoing impacts from the COVID-19 pandemic and labor and supply chain challenges; retaining and adding high quality merchants and third-party business partners; retaining existing customers and adding new customers; competing successfully in our industry; providing a strong mobile experience for our customers; managing refund risks; retaining and attracting members of our executive and management teams and other qualified employees and personnel; customer and merchant fraud; payment-related risks; our reliance on email, internet search engines and mobile application marketplaces to drive traffic to our marketplace; cybersecurity breaches; maintaining and improving our information technology infrastructure; reliance on cloud-based computing platforms; completing and realizing the anticipated benefits from acquisitions, dispositions, joint ventures and strategic investments; lack of control over minority investments; managing inventory and order fulfillment risks; claims related to product and service offerings; protecting our intellectual property; maintaining a strong brand; the impact of future and pending litigation; compliance with domestic and foreign laws and regulations, including the CARD Act, GDPR, CPRA, other privacy-related laws and regulation of the Internet and e-commerce; classification of our independent contractors, agency workers or employees; our ability to remediate our material weakness over internal control over financial reporting; risks relating to information or content published or made available on our websites or service offerings we make available; exposure to greater than anticipated tax liabilities; adoption of tax laws; our ability to use our tax attributes; impacts if we become subject to the Bank Secrecy Act or other anti-money laundering or money transmission laws or regulations; our ability to raise capital if necessary; our ability to continue as a going concern; risks related to our access to capital and outstanding indebtedness, including our convertible senior notes; our common stock, including volatility in our stock price; our ability to realize the anticipated benefits from the capped call transactions relating to our convertible senior notes; difficulties, delays or our inability to successfully complete all or part of the announced restructuring actions or to realize the operating efficiencies and other benefits of such restructuring actions; higher than anticipated restructuring charges or changes in the timing of such restructuring charges; and those risks and other factors discussed in Part I, Item 1A. Risk Factors of our Annual Report on Form 10-K for the year-ended December 31, 2022, as well as in our condensed consolidated financial statements, related notes, and the other financial information appearing elsewhere in this report and our other filings with the Securities and Exchange Commission (the "SEC"). Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. We do not intend, and undertake no obligation, to update any of our forward-looking statements after the date of this report to reflect actual results or future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.
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APPENDIX B
Amended and Restated Groupon, Inc. 2011 Incentive Plan
GROUPON, INC. 2011 INCENTIVE PLAN
(Amended and Restated Effective as of June 15, 2022)
(Conformed through Second Amendment)
SECTION 1
General
Purpose. Groupon, Inc., a Delaware corporation (“Groupon”), has established the Groupon, Inc. 2011 Incentive Plan (as amended, the “Plan”) to advance the interests of Groupon and the Subsidiaries (collectively, the “Company”) by providing a variety of equity-based and cash incentives designed to motivate, retain and attract employees, directors, consultants, independent contractors, agents, and other persons providing services to the Company through the acquisition of a larger personal financial interest in Groupon.
SECTION 2
Defined Terms
The meaning of capitalized terms used in the Plan are set forth below if not otherwise defined in the text of the Plan.
(a)“Affiliate” will have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.
(b)“Agreement” will have the meaning set forth in subsection 9.9.
(c)“Approval Date” means the date on which the Plan is approved by Groupon’s stockholders.
(d)“Award” means any award described in Sections 6 through 8 of the Plan.
(e)“Beneficiary” means, unless otherwise provided in the award agreement, the person(s) or entity designated by the Participant in the most recent written beneficiary designation form filed with the Company or its designee to receive the benefits under a Participant’s Award specified under the Plan upon the Participant’s death; or, if there is no designated beneficiary or surviving designated beneficiary, the legal representative of the Participant’s estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant’s Award.
(f)“Board” means the Board of Directors of Groupon.
(g)“Cash Incentive Award” has the meaning set forth in subsection 8.1.
(h)“Change in Control” means the occurrence of any of the following:
(1)an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of Groupon immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Board members or, in the case of an Ownership Change Event described in clause (iii) of the definition of Ownership Change Event, the entity to which the assets of Groupon were transferred (the “Transferee”), as the case may be; or
(2)approval by the stockholders of a plan of complete liquidation or dissolution of Groupon;
provided, however, that a Change in Control shall be deemed not to include a transaction described in clauses (1) or (2) of this definition in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.
For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own Groupon or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of Groupon or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive. For purposes of this definition, an “Ownership Change Event” means the occurrence of any of the following with respect to Groupon: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of Groupon of securities of Groupon representing more than fifty percent (50%) of the total combined voting power of Groupon’s then-outstanding securities entitled to vote generally in the election of Board members; (ii) a merger or consolidation in which Groupon is a
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party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of Groupon (other than a sale, exchange or transfer to one or more Subsidiaries).
For purposes of this definition, an “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of Groupon).
(i)“Code” means the United States Internal Revenue Code of 1986, as amended, and references to any provision of the Code will be deemed to include successor provisions and regulations.
(j)“Committee” has the meaning set forth in subsection 4.1.
(k)“Effective Date” has the meaning set forth in subsection 9.1.
(l)“Eligible Individual” means any officer, director, or other employee of Groupon or a Subsidiary, consultants, independent contractors or agents of Groupon or a Subsidiary, and persons who are expected to become officers, employees, directors, consultants, independent contractors or agents of Groupon or a Subsidiary, including in each case, directors who are not employees of Groupon or a Subsidiary.
(m)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(n)“Expiration Date” has the meaning set forth in subsection 6.9.
(o)“Fair Market Value” of a Share means, as of any date on which the Shares are listed or quoted on a national or regional securities exchange or quotation system, and except as otherwise provided by the Committee, the closing sale price of a Share as reported on such national or regional securities exchange or quotation system. For purposes of determining the Fair Market Value of Shares that are sold pursuant to a cashless exercise program, Fair Market Value will be the price at which such Shares are sold. If, as of any date, Shares are not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a Share shall be as determined by the Committee in good faith without regard to any restriction other than a restriction that, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A of the Code.
(p)“Full Value Award” has the meaning set forth in subsection 7.1(a).
(q)“Incentive Stock Option” means an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Section 422 of the Code.
(r)“Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.
(s)“Option” has the meaning set forth in subsection 6.1(a).
(t)“Outside Director” means a director of Groupon who is not an officer or employee of Groupon or any Subsidiary.
(u)“Participant” will have the meaning set forth in Section 3.
(v)“Performance Criteria” means performance targets based on criteria that may include (i) revenues or net revenues; (ii) operating profit or margin; (iii) expenses, operating expenses, marketing and administrative expense, restructuring or other special or unusual items, interest, tax expense, or other measures of savings; (iv) operating earnings, earnings before interest, taxes, depreciation, or amortization, net earnings, earnings per share (basic or diluted) or other measure of earnings; (v) cash flow, including cash flow from operations, investing, or financing activities, before or after dividends, investments, or capital expenditures; (vi) balance sheet performance, including debt, long or short term, inventory, accounts payable or receivable, working capital, or stockholders’ equity; (vii) return measures, including return on invested capital, sales, assets, or equity; (viii) stock price performance or stockholder return; (ix) economic value created or added; (x) implementation or completion of critical projects, including acquisitions, divestitures, and other ventures, process improvements, attainment of other strategic objectives, including market penetration, geographic expansion, product development, regulatory or quality performance, innovation or research goals, or the like. In each case, performance may be measured (A) on an aggregate or net basis; (B) before or after tax or cumulative effect of accounting changes; (C) relative to other approved measures, on an aggregate or percentage basis, over time, or as compared to performance by other companies or groups of other companies; or (D) by product, product line, business unit or segment, or geographic unit. The performance targets may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Where applicable, each of the foregoing performance targets will be determined in accordance with generally accepted accounting principles and will be subject to certification by the Committee; provided that the Committee will have the discretion and authority to modify Performance Criteria and/or the performance targets applicable thereto, including by excluding the impact of charges for restructurings, discontinued operations, items determined to be unusual in nature and/or infrequent in occurrence or unusual in nature and infrequent in occurrence,
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and other unusual, special, or non-recurring events and the cumulative effects of tax or accounting principles as identified in the financial results filed with or furnished to the Securities and Exchange Commission.
(w)“Person” will have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term will not include (i) Groupon or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of Groupon or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of Groupon in substantially the same proportions as their ownership of stock of Groupon.
(x)“Plan” means this Groupon, Inc. 2011 Incentive Plan, as it may be duly amended from time to time.
(y)“Replacement Award” means an award granted by the surviving or acquiring company (or parent company thereof) in a Change in Control that (i) (A) preserves the existing value of an outstanding Award at the time of such Change in Control and (B) provides for subsequent vesting in accordance with the same vesting schedule applicable to the original Award or (ii) otherwise is determined to be substantially equivalent by the Committee in its sole discretion; provided, however, that for Awards subject to performance conditions, the conditions shall be deemed satisfied at the level determined by the Committee in its sole discretion and the Awards shall remain subject to a time-based vesting period following the Change in Control that is substantially equivalent to the remaining performance period for such outstanding Award as of the Change in Control.
(z)“SAR” or “Stock Appreciation Right” has the meaning set forth in subsection 6.1(b).
(aa)[“Senkypl Option” means that certain Option granted to Mr. Dusan Senkypl on March 30, 2023 relating to issuance of up to 3,500,000 Shares at an exercise price of $6.00 per share.]1
(ab) “Share” means a share of common stock, $0.0001 par value, of Groupon.

(ac) “Subsidiary” means any corporation, partnership, joint venture or other entity during any period in which a controlling interest in such entity is owned, directly or indirectly, by Groupon (or by any entity that is a successor to Groupon), and any other business venture designated by the Committee in which Groupon (or any entity that is a successor to Groupon) has, directly or indirectly, a significant interest (whether through the ownership of securities or otherwise), as determined in the discretion of the Committee. Notwithstanding the foregoing, in the case of an Incentive Stock Option or any determination relating to an Incentive Stock Option, “Subsidiary” means a corporation that is a subsidiary of Groupon within the meaning of Section 424(f) of the Code.
(ad) “Substitute Award” means an Award granted or Shares issued by the Company in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, in all cases by a company acquired by the Company or any Subsidiary of the Company or with which the Company or a Subsidiary combines.
(ae) “Termination Date” means the date on which a Participant both ceases to be an employee of the Company and ceases to perform material services for the Company (whether as a director or otherwise), regardless of the reason for the cessation; provided that a “Termination Date” will not be considered to have occurred during the period in which the reason for the cessation of services is a leave of absence approved by Groupon or the Subsidiary which was the recipient of the Participant’s services; and provided, further that, with respect to an Outside Director, “Termination Date” means date on which the Outside Director’s service as an Outside Director terminates for any reason.

SECTION 3
Participation
Subject to the terms and conditions of the Plan, a “Participant” in the Plan is any Eligible Individual to whom an Award is granted under the Plan. Subject to the terms and conditions of the Plan, the Committee will determine and designate, from time to time, from among the Eligible Individuals those persons who will be granted one or more Awards under the Plan. Subject to the terms and conditions of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan and more than one Award may be granted to a Participant. Except as otherwise agreed by Groupon and the Participant, or except as otherwise provided in the Plan, an Award under the Plan will not affect any previous Award under the Plan or an award under any other plan maintained by Groupon or any Subsidiary.
SECTION 4
Committee
1 This provision has been conformed to reflect the impact of stockholder approval of the Company’s adoption of the Senkypl Options Amendment to the Plan. Absent stockholder approval of Proposal 4 at the Annual Meeting, this provision will not be added to the Plan.
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4.1Administration By Committee. The authority to control and manage the operation and administration of the Plan will be vested in the committee described in subsection 4.2 (the “Committee”) in accordance with this Section 4. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.
4.2Selection of Committee. So long as Groupon is subject to Section 16 of the Exchange Act, the Committee will be selected by the Board and will consist of not fewer than two members of the Board or such greater number as may be required for compliance with Rule 16b-3 issued under the Exchange Act and will be comprised of persons who (i) are independent for purposes of applicable stock exchange listing requirements and (ii) qualify as non-employee directors under the aforementioned Rule 16b-3. As of the Effective Date and continuing thereafter unless and until otherwise specified by the Board, the Committee will be the Compensation Committee of the Board. Notwithstanding any other provision of the Plan to the contrary, with respect to any Awards to Outside Directors, the Committee for purposes of this Section 4 will be the Board.
4.3Powers of Committee. The authority to manage and control the operation and administration of the Plan will be vested in the Committee, subject to the following:
(a)Subject to the provisions of the Plan (including subsection 4.3(e)), the Committee will have the authority and discretion to (i) select Eligible Individuals who will receive Awards under the Plan, (ii) determine the time or times of receipt of Awards, (iii) determine the types of Awards and the number of Shares covered by the Awards, (iv) establish the terms, conditions, performance targets, restrictions, and other provisions of such Awards, (v) modify the terms of, cancel, or suspend Awards; (vi) reissue or repurchase Awards, and (vii) accelerate the exercisability or vesting of any Award. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective individual, the individual’s present and potential contribution to Groupon’s or a Subsidiary’s success and such other factors as the Committee deems relevant.
(b)Subject to the provisions of the Plan, the Committee will have the authority and discretion to conclusively interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, to remedy any defect or omission and reconcile any inconsistency in the Plan or any Award, and to make all other determinations that may be necessary or advisable for the administration of the Plan including the termination thereof.
(c)Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.
(d)Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination will be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted is expressly stated in the Agreement reflecting the Award and is permitted by applicable law).
4.4Delegation by Committee. Except to the extent prohibited by applicable law or the rules of any stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, except that Awards to individuals who are designated as “officers” under Rule 16a-1 (f) of the Exchange Act may be made solely by the Committee. Any such allocation or delegation may be revoked by the Committee at any time.
4.5Information to be Furnished to Committee. The Company will furnish the Committee such data and information as may be required for it to discharge its duties. The records of the Company as to an individual’s employment or provision of services, termination of employment or cessation of the provision of services, leave of absence, reemployment and compensation will be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
4.6Liability and Indemnification of Committee. No member or authorized delegate of the Committee will be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor will Groupon or any Subsidiary be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of Groupon or a Subsidiary. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, will be indemnified by Groupon against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification will not duplicate but may supplement any coverage available under any applicable insurance.
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SECTION 5
Shares Reserved and Limitations
5.1Shares and Other Amounts Subject to the Plan. The Shares for which Awards may be granted under the Plan will be subject to the following:
(a)The Shares with respect to which Awards may be made under the Plan will be shares currently authorized but unissued or currently held or subsequently acquired by Groupon as treasury shares, including shares purchased in the open market or in private transactions.
(b)[Subject to the provisions of subsection 5.2, the number of Shares which may be issued with respect to Awards under the Plan will be equal to 13,775,000 Shares (the “Share Pool”).]2 Except as otherwise provided herein, any Shares subject to an Award under this Plan which for any reason expires or is forfeited, cancelled, surrendered, or terminated without issuance of Shares will again be available under the Plan. Shares subject to an Award under the Plan will again be made available for issuance under the Plan if such Shares are: (i) Shares that were subject to a stock-settled SAR and were not issued or delivered upon the net settlement of such SAR; and (ii) Shares delivered to or withheld by Groupon to pay the exercise price or the withholding taxes related to outstanding Awards.
(c)Substitute Awards will not reduce the Shares that may be issued under the Plan or that may be covered by Awards granted to any one Participant during any calendar year pursuant to subsection 5.1(e) or subsection 5.1(f). Any Substitute Awards will be effective as of the closing of the relevant merger or acquisition, and, to the extent applicable, will be awarded and administered in a manner that complies with Code Section 409A. Substitute Awards may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of the Plan and may account for shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction. In addition, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Share Pool; provided, that Awards using such available shares from the pre-existing plan shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.
(d)Except as expressly provided by the terms of this Plan, the issuance by Groupon of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefore or upon conversion of shares or obligations of Groupon or any Subsidiary convertible into such shares or other securities, will not affect, and no adjustment by reason thereof, will be made with respect to Awards then outstanding hereunder.
(e)Subject to the following provisions of this subsection 5.1, the maximum number of Shares that may be delivered to Participants and their Beneficiaries with respect to Incentive Stock Options under the Plan will be One Million, Five Hundred Thousand (1,500,000); provided, however, that to the extent that shares not delivered must be counted against this limit as a condition of satisfying the rules applicable to Incentive Stock Options, such rules will apply to the limit on Incentive Stock Options granted under the Plan.
(f)The maximum number of Shares that may be covered by Awards granted to any one Participant during any calendar year pursuant to this Plan shall not exceed $25,000,000 in value (calculating the value of any such Awards determined either as of the grant date or, if specified in the documentation creating the award, determined as based on the average Fair Market Value over a specified period). .
(g)Notwithstanding anything in this Plan to the contrary, the maximum number of Shares that may be covered by Awards granted to any Outside Director during any calendar year pursuant to this Plan, when taken together with any cash fees paid to such Outside Director during such year with respect to his or her service as a director of Groupon, shall not exceed $750,000 in total value (calculating the value of any such Awards based on the Fair Market Value at the time of grant for financial reporting purposes).
(h)The maximum amount payable pursuant to a Cash Incentive Award to any Participant in any calendar year is $5,000,000.
2 This provision has been conformed to reflect the impact of stockholder approval of the Company’s adoption of the Share Increase Amendment to the Plan. Absent stockholder approval of Proposal 5 at the Annual Meeting, this provision will revert to the original language and Share Pool provided under the Plan.
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5.2Adjustments to Shares. In the event there is a change in the capital structure of the Company as a result of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off or other similar corporate change, or any distribution to stockholders holding Shares other than regular cash dividends, the Committee shall make an equitable adjustment (in the manner and form determined in the Committee’s sole discretion) in the number of Shares and forms of the Awards authorized to be granted under the Plan, including any limitation imposed on the number of Shares of Common Stock with respect to which an Award may be granted in the aggregate under the Plan or to any Participant, and make appropriate adjustments (including exercise price) to any outstanding Awards.

SECTION 6
Options and SARs
6.1Definitions.

(a)The grant of an “Option” under the Plan entitles the Participant to purchase Shares at an Exercise Price established by the Committee at the time the Option is granted. Options granted under this Section 6 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee; provided, however, that Incentive Stock Options may only be granted to employees of Groupon or a Subsidiary. An Option will be deemed to be a Non-Qualified Stock Option unless it is specifically designated by the Committee as an Incentive Stock Option.
(b)A grant of a “stock appreciation right” or “SAR” entitles the Participant to receive, in cash or Shares (as determined in accordance with the terms of the Plan), value equal to the excess of: (i) the Fair Market Value of a specified number of Shares at the time of exercise; over (ii) an Exercise Price established by the Committee at the time of grant.
6.2Eligibility. The Committee will designate the Participants to whom Options or SARs are to be granted under this Section 6 and will determine the number of Shares subject to each such Option or SAR and the other terms and conditions thereof, not inconsistent with the Plan.
6.3Agreement. Each grant of an Option or a SAR under the Plan will be evidenced and governed exclusively by a written Agreement between the Participant and the Company. Such Option or SAR will be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the Agreement (including without limitation any performance conditions). The provisions of the various Agreements entered into under the Plan need not be identical. With respect to Options, the Agreement will also specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option.
6.4Limits on Incentive Stock Options. If the Committee grants Incentive Stock Options, then to the extent that the aggregate fair market value of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options will be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code.
6.5Exercise Price. The “Exercise Price” of an Option or SAR will be established by the Committee at the time the Option or SAR is granted; provided, however, that other than for Awards considered Substitute Awards, (a) in no event will such price be less than 100% of the Fair Market Value of a Share on such date and (b) no Incentive Stock Option granted to a Ten Percent Stockholder within the meaning of Section 422(b)(6) of the Code shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a Share on such date.
6.6Exercise/Vesting. Except as otherwise expressly provided in the Plan, an Option or SAR granted under the Plan will be exercisable in accordance with the following:
(a)An Option or SAR granted under this Section 6 will be exercised, in whole or in part (but with respect to whole Shares only) by giving notice to Groupon or its designee prior to the Expiration Date applicable thereto. Such notice will specify the number of Shares being exercised and such other information as may be required by the Committee or its designee.
(b)No Option or SAR may be exercised prior to the date on which it is exercisable (or vested) or after the Expiration Date.
(c)The terms and conditions relating to exercise and vesting of an Option or SAR will be established by the Committee to the extent not inconsistent with the Plan, and may include, without limitation, conditions relating to completion of a specified period of service, achievement of performance standards prior to exercise or the achievement of Share ownership objectives by the Participant. [Notwithstanding the foregoing, except in the case of a Substitute Award and the Senkypl Option, an Option or SAR granted to any employee shall not become exercisable or vested prior to the first anniversary of the date on which it is granted; provided, however, that the exercisability and vesting of a Participant’s Options and SARs (i) shall be fully accelerated upon the death of the Participant (and such Options or SARs may be
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exercised at any time within one year after such death but in no event later than the Expiration Date) to the extent that such Options or SARs are solely subject to time-based service requirements and (ii) may be accelerated (in whole or in part), to the extent permitted by, and subject to such terms and conditions determined by the Committee, in the event of the Participant’s death, disability, retirement, or involuntary termination or in connection with a change in control.]3
6.7Method of Exercise; Payment of Exercise Price. A Participant may exercise an Option (i) by giving notice to the Committee or its designee specifying the number of whole Shares to be purchased and accompanying such notice with payment therefor in full, and without any extension of credit, either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Committee or its designee) to the Committee or its designee of previously owned whole Shares having a Fair Market Value, determined as of the date immediately preceding the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Committee to withhold whole Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, provided that the Committee determines that such withholding of Shares does not cause the Company to recognize an increased compensation expense under applicable accounting principles, (D) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom the Participant has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C) and (ii) by executing such documents as the Committee may reasonably request. Any fraction of a Share which would be required to pay such purchase price will be disregarded and the remaining amount due will be adjusted through the federal tax withholding mechanism. No Shares will be issued and no certification representing Common Stock will be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 9.5, have been paid.
6.8Post-Exercise Limitations. The Committee, in its discretion, may provide in an Award such restrictions on Shares acquired pursuant to the exercise of an Option as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, Share ownership by the Participant and such other factors as the Committee determines to be appropriate.
6.9No Repricing. Except for adjustments pursuant to subsection 5.2 (Adjustments to Shares) or reductions of the Exercise Price approved by Groupon’s stockholders, the Exercise Price for any outstanding Option or SAR may not be decreased after the date of grant nor may an outstanding Option or SAR granted under the Plan be surrendered to Groupon as consideration for the grant of a new Award, cash, or replacement Option or SAR with a lower exercise price. In addition, no repricing of an Option or SAR will be permitted without the approval of Groupon’s stockholders if such approval is required under the rules of any stock exchange on which Shares are listed; provided, however, that the foregoing prohibition shall not apply to the actions permitted under subsection 9.2 (Change in Control).
6.10 Expiration Date. The “Expiration Date” with respect to an Option or SAR means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that in no event will the Expiration Date of an Option or SAR be later than the date that is ten years after the date on which the Option or SAR is granted (or such shorter period required by law or the rules of any stock exchange); provided, that if the Expiration Date falls during a blackout period, the Expiration Date shall automatically be extended until 30 calendar days after the end of the blackout period. No Incentive Stock Option granted to a Ten Percent Stockholder within the meaning of Section 422(b)(6) of the Code shall be exercisable after the expiration of five (5) after the effective date of grant of such Option. Unless otherwise provided by the Administrator in an Award Agreement or otherwise, or as otherwise directed by the Participant in writing to the Company, each vested and exercisable Option and SAR outstanding on the Expiration Date with an Exercise Price that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Participant or the Company be exercised on the Expiration Date. In the sole discretion of the Committee, payment of the exercise price of any such Option shall be made pursuant to Section 6.7, and the Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 16. Unless otherwise determined by the Administrator, this Section 6.10 shall not apply to an Option or SAR if the Participant’s employment or service has terminated.
SECTION 7

Full Value Awards
7.1Definitions. A “Full Value Award” is a grant of one or more Shares or a right to receive one or more Shares in the future (including restricted shares, restricted share units, deferred shares, deferred share units, performance shares and performance share units), with such grant subject to one or more of the following, as determined by the Committee:
(a)The grant may be in consideration of a Participant’s previously performed services, or surrender of other compensation that may be due.
(b)The grant may be contingent on the achievement of Performance Criteria or other objectives during a specified period.
3 This provision has been conformed to reflect the impact of stockholder approval of the Company’s adoption of the Senkypl Options Amendment to the Plan. Absent stockholder approval of Proposal 4 at the Annual Meeting, this provision will revert to the original language provided under the Plan, which did not include the Senkypl Options as an exception to the 1-year minimum vesting provision.
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(c)The grant may be subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant or achievement of performance or other objectives. Notwithstanding the foregoing, any time-based service restrictions on Full Value Awards shall immediately lapse upon the death of the Participant.
(d)The grant may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee, including provisions relating to dividend or dividend equivalent rights and deferred payment or settlement. Any dividends or dividend equivalents payable or credited to a Participant with respect to a Full Value Award shall be subject to the same vesting and/or Performance Criteria as the Shares or units underlying the Full Value Award.
7.2Agreement. Each grant of a Full Value Award under the Plan will be evidenced and governed exclusively by a written Agreement between the Participant and the Company. Such Full Value Award will be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the Agreement (including without limitation any performance conditions). The provisions of the various Agreements entered into under the Plan need not be identical.

SECTION 8
Cash Incentive Awards
8.1 Grant of Cash Incentive Awards. Subject to the terms of the Plan, the Committee may grant to a Participant the right to receive a payment in cash (or, in the discretion of the Committee, in Shares equivalent in value to the cash otherwise payable) at any time and from time to time, as determined by the Committee (“Cash Incentive Award”). Each Cash Incentive Award will have a value as determined by the Committee, and the Committee may subject an Award to Performance Criteria or any other conditions, restrictions or contingencies, as determined in the Committee’s discretion. Payment of earned Cash Incentive Awards will be as determined by the Committee and evidenced in the Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Cash Incentive Awards in the form of cash or Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Award. The determination of the Committee with respect to the time and form of payout of such Awards will be set forth in the Agreement pertaining to the grant of the Award.
Except as otherwise provided in the applicable program or arrangement, distribution of any Cash Incentive Awards by the Company for a performance period ending in a calendar year will be made to the Participant not later than March 15 of the following calendar year.
SECTION 9
Operation and Administration
9.1Effective Date and Approval Date; Term. The amended and restated Plan will be effective as of June 15, 2022 (the “Effective Date”). The Plan will be unlimited in duration and, in the event of Plan termination, will remain in effect as long as any Shares awarded under it are outstanding and not fully vested; provided, however, that no new Awards will be made under the Plan on or after the tenth anniversary of the Effective Date. No Option that is intended to be an Incentive Stock Option may be granted under the Plan until the Approval Date. If the Approval Date does not occur within twelve months after the Effective Date, then no Options that are intended to be Incentive Stock Options may be granted under the Plan.
9.2Change in Control. Notwithstanding any provision of this Plan or any Agreement, in the event of a transaction resulting in a Change in Control, the Board (as constituted prior to such Change in Control) may, in its discretion:
(a)require that (i) some or all outstanding Options and SARs will immediately become exercisable in full or in part, (ii) the vesting period applicable to some or all outstanding restricted shares and restricted stock units will lapse in full or in part, (iii) the performance period applicable to some or all outstanding Awards will lapse in full or in part, or (iv) the performance targets applicable to some or all outstanding Awards will be deemed to be satisfied at the target, maximum or any other level;
(b)require that shares of stock of the company resulting from, surviving or succeeding to the business of the Company pursuant to such Change in Control transaction, or a parent company thereof, be substituted for some or all of the Shares subject to an outstanding Award, with an appropriate and equitable adjustment to such Award as determined by the Board in accordance with Section 5.2;
(c)require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (i) a cash payment in an amount equal to (A) in the case of an Option or a SAR, the number of Shares then subject to the portion of such Option or SAR
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surrendered, to the extent such Option or SAR is then exercisable or becomes exercisable pursuant to Section 6.6 above, multiplied by the excess, if any, of the Fair Market Value (or the Change in Control price, as applicable) of a Share as of the date of the Change in Control, over the purchase price or base price per Share subject to such Option or SAR, (B) in the case of restricted shares or restricted stock units, the number of Shares then subject to the portion of such Award surrendered, to the extent the vesting period and performance period, if any, on such Award have lapsed or will lapse pursuant to Section 7 above and to the extent that the performance targets, if any, have been satisfied or are deemed satisfied pursuant to Section 7 above, multiplied by the Fair Market Value (or the Change in Control price, as applicable) of a Share as of the effective date of the Change in Control, or (C) in the case of performance shares and performance share units, the Fair Market Value (or the Change in Control price, as applicable) of the Shares then subject to the portion of such Award surrendered, to the extent the performance period applicable to such Award has lapsed or will lapse pursuant to Section 7 above and to the extent the performance targets applicable to such Award have been satisfied or are deemed satisfied pursuant to Section 7 above; (ii) shares of stock of the corporation resulting from, surviving or succeeding to the business of the Company pursuant to such Change in Control transaction, or a parent company thereof, having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above and the issuance of shares pursuant to clause (ii) above; and/or
(d)take such other action as the Board deems appropriate, in its sole discretion.

Notwithstanding the foregoing, if the company resulting from, surviving or succeeding to the business of the Company pursuant to a Change in Control transaction (or parent company thereof) does not assume an outstanding Award or substitute for an outstanding Award a Replacement Award, such outstanding Award will become fully vested or exercisable in full as of immediately prior to the consummation of the Change in Control transaction, with any performance conditions applicable to such outstanding Award deemed satisfied at the level determined by the Committee in its sole discretion. For the avoidance of doubt, if an outstanding Award will not, by its terms, survive a Change in Control, then such Award will not be required to be assumed or substituted in accordance with the preceding sentence.

9.3Special Director Provisions. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Board, Awards to non-employee directors may be made in accordance with the terms of any Outside Director’s program adopted by the Board, and all such Awards will be deemed to be made under the Plan.
9.4Limit on Distribution. Distribution of Shares or other amounts under the Plan will be subject to the following:
(a)Notwithstanding any other provision of the Plan, Groupon will have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.
(b)In the case of a Participant who is subject to Sections 16(a) and 16(b) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.
(c)To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.
9.5Withholding. All Awards and other payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied by one or more of the following means as determined by the Company in its sole discretion: (i) withholding from any wages or other cash compensation paid to the Participant by the Company, (ii) surrender of Shares which the Participant already owns or to which the Participant is otherwise entitled under the Plan, (iii) withholding from the proceeds of the sale of Shares owned by the Participant, or (iv) any other method of withholding authorized by the Committee; provided, however, with respect to Participants who are individuals designated as “officers” under Rule 16a-1 (f) of the Exchange Act and whose benefits are to be received in the form of Shares, unless otherwise determined by the Committee, the Company shall withhold from the Shares required to be delivered to the Participant, Shares having a value equal to the amount required to be withheld under applicable income and employment tax laws; and, provided further, in any event, previously-owned Shares that have been held by the Participant or Shares to which the Participant is entitled under the Plan may only be used to satisfy the minimum tax withholding required by applicable law (or other rates that will not have a negative accounting impact).
9.6Transferability. Awards under the Plan are not transferable except to the Participant’s Beneficiary upon the death of the Participant. To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this subsection 9.6, the Committee may permit Awards under the Plan to be transferred to or for the benefit of the Participant’s family (including, without limitation, to a trust or partnership for the benefit of a Participant’s family), subject
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to such procedures as the Committee may establish. In no event will an Incentive Stock Option be transferable to the extent that such transferability would violate the requirements applicable to such option under Section 422 of the Code.
9.7Notices. Any notice or document required to be filed with the Committee or the Company under the Plan must be writing and will be properly filed if delivered or mailed to the Company’s Legal Department at Groupon’s principal executive offices. If intended for the Participant, notices shall be delivered personally or shall be addressed (if sent by mail) to the Participant’s then current residence address as shown on the Company’s records, or to such other address as the Participant directs in a notice to the Company, or shall be delivered electronically to the Participant’s email address as shown on the Company’s records. All notices shall be deemed to be given on the date received at the address of the addressee or, if delivered personally or electronically, on the date delivered. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan through an on-line or electronic system established and maintained by the Company or its designee. The Company may, by written notice to affected persons, revise its notice procedures from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.
9.8Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, will be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee requires.
9.9Agreement With Groupon or Subsidiary. At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with Groupon or the Subsidiary, as applicable (the “Agreement”), in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.
9.10Limitation of Implied Rights.
(a)Neither a Participant nor any other person will, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company whatsoever, including without limitation, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant will have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Company. Nothing contained in the Plan constitutes a guarantee by the Company or any Subsidiary that the assets of such companies will be sufficient to pay any benefits to any person.
(b)The Plan does not constitute a contract of employment or continued service, and selection as a Participant will not give any employee the right to be retained in the employ or service of the Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan will confer upon the holder thereof any right as a stockholder of Groupon prior to the date on which the Participant fulfills all service requirements and other conditions for receipt of such rights and Shares are registered in the Participant’s name. Without limiting the generality of the foregoing, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of restricted stock granted under the Plan may be granted the right to exercise full voting rights with respect to those Shares during the vesting period. A Participant will have no voting rights with respect to any restricted stock units granted hereunder.
(c)During the vesting period, Participants holding Shares of restricted stock, restricted stock units, performance Shares or performance share units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including, but not limited to, cash or Shares. Notwithstanding the foregoing, no dividends or dividend equivalents may be paid on restricted stock units, performance Shares or performance share units prior to vesting and, if applicable, the satisfaction of the underlying performance targets.
9.11Forfeiture Events. The Committee may specify in an Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but are not limited to, termination of employment for cause, violation of material Company, Affiliate or Subsidiary policy, breach of noncompetition, non-solicitation or confidentiality provisions that apply to the Participant, a determination that the payment of the Award was based on an incorrect determination that financial or other criteria were met or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates or the Subsidiaries.
9.12Clawback Policy. Any compensation earned or paid pursuant to this Plan is subject to forfeiture, recovery by the Company or other action pursuant to any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.
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9.13Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.
9.14Action by Groupon or Subsidiary. Any action required or permitted to be taken by Groupon or any Subsidiary will be by resolution of its board of directors or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board or (except to the extent prohibited by applicable law or the rules of any stock exchange) by a duly authorized officer of Groupon.
9.15Gender and Number. Where the context allows, words in any gender include any other gender, words in the singular include the plural and the plural includes the singular, and the term “or” also means “and/or” and the term “including” means “including but not limited to”.
9.16Applicable Law. The validity, interpretation, instruction, performance, enforcement and remedies of or relating to this Plan and any Agreement, and the rights and obligations of the parties hereunder, shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without regard to the conflict of law principles, rules or statutes of any jurisdiction.
9.17Foreign Participants. Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan. In furtherance of such purposes, the Committee may make such modifications, amendments, procedures and subplans as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which Groupon or a Subsidiary operates or has employees.
9.18Creditor's Rights. A holder of restricted stock units shall have no rights other than those of a general creditor of the Company. Restricted stock units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable restricted stock unit Agreement.
9.19Fractional Shares. Under no circumstances will the Company be required to authorize or issue fractional shares and no consideration will be provided as a result of any fractional shares not be issued or authorized.
SECTION 10
Amendment and Termination
The Board may, at any time, amend or terminate the Plan, and the Board or the Committee may amend any Agreement, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living and if applicable, the Beneficiary), adversely affect the rights of any Participant or, if applicable, Beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board (or the Committee, if applicable), unless an amendment is required to conform the Plan or an Agreement to the requirements of applicable law; and further provided that adjustments pursuant to subsection 5.2 will not be subject to the foregoing limitations of this Section 10; and further provided no amendment will be made to the provisions of subsection 6.8 (relating to Option and SAR repricing) without the approval of Groupon’s stockholders; and provided further, that no other amendment will be made to the Plan without the approval of Groupon’s stockholders if the approval of Groupon’s stockholders of such amendment is required by law or the rules of any stock exchange on which Shares are listed.
SECTION 11
Sections 409A and 4999 of the Code
11.1Intent to Comply with Section 409A of the Code. Notwithstanding anything in this Plan to the contrary (for purposes of this section, “Plan” includes all Awards under the Plan), the Plan will be construed, administered or deemed amended as necessary to comply with the requirements of Section 409A of the Code to avoid taxation under Section 409A(a)(1) of the Code to the extent subject to Section 409A of the Code. The Committee, in its sole discretion, will determine the requirements of Section 409A of the Code applicable to the Plan and will interpret the terms of the Plan consistently therewith. Under no circumstances, however, will the Company or any Subsidiary or Affiliate or any of its employees, officers, directors, service providers or agents have any liability to any person for any taxes, penalties or interest due on amounts paid or payable under the Plan, including any taxes, penalties or interest imposed under Section 409A of the Code. Any payments to Award holders pursuant to this Plan are also intended to be exempt from Section 409A of the Code to the maximum extent possible, first, to the extent such payments are scheduled to be paid and are in fact paid during the short-term deferral period, as short-term deferrals pursuant to U.S. Treasury Regulation §1.409A-1 (b)(4), and then, if applicable, under the separation pay exemption pursuant to U.S. Treasury Regulation §1.409A- 1(b)(9)(iii), and for this purpose each payment will be considered a separate payment such that the determination of whether a payment qualifies as a short-term deferral will be
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made without regard to whether other payments so qualify and the determination of whether a payment qualifies under the separation pay exemption will be made without regard to any payments which qualify as short-term deferrals. To the extent any amounts under this Plan are payable by reference to an Award holder’s “termination of employment,” such term will be deemed to refer to the Award holder’s “separation from service,” within the meaning of Section 409A of the Code. Notwithstanding any other provision in this Plan, if an Award holder is a “specified employee,” as defined in Section 409A of the Code, as of the date of the Award holder’s separation from service, then to the extent any amount payable under this Plan (i) constitutes the payment of nonqualified deferred compensation, within the meaning of Section 409A of the Code, (ii) is payable upon the Award holder’s separation from service and (iii) under the terms of this Plan would be payable prior to the six-month anniversary of the Award holder’s separation from service, such payment will be delayed until the earlier to occur of (a) the six-month anniversary of the separation from service or (b) the date of the award holder’s death.
11.2Prohibition on Acceleration of Payments. The time or schedule of any settlement or amount scheduled to be paid pursuant to the terms of the Plan or any Agreement may not be accelerated except as otherwise permitted under Section 409A of the Code and the guidance and Treasury regulations issued thereunder.
11.3Excise Tax Under Section 4999 of the Code. Except as otherwise expressly provided in an employment, retention, change in control, severance or similar agreement between the Participant and the Company, if any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, the amount of any acceleration of vesting called for under the Award in order to avoid such characterization shall be reduced to the extent such reduction would result in the best after-tax result for the Participant based on the applicable federal and state income and employment taxes. No later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described herein, the Company shall request a determination in writing by independent public accountants selected by the Company. As soon as practicable thereafter, such accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the accountants such information and documents as the accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the accountants charge in connection with their services contemplated by this subsection.
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GROUPON, INC.
600 WEST CHICAGO AVENUE
SUITE 400
CHICAGO, IL 60654

SCAN TO
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The Board of Directors recommends you vote FOR the election of the director nominees in Proposal 1.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Dusan Senkypl 02) Jan Barta 03) Robert Bass 04) Eric Lefkofsky 05) Theodore Leonsis

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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89 | Groupon Proxy Statement and Notice of 2023 Annual Meeting

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com

GROUPON, INC.
Solicited by the Board of Directors for the
Annual Meeting of Stockholders on June 14, 2023

The undersigned hereby appoints Meagan LeGear and Kyle Netzly, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of Groupon, Inc. (the "Company"), which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders to be held at Winston & Strawn LLP, 35 West Wacker Drive, Chicago, IL 60601, at 10:00 A.M., Central Daylight Time, on June 14, 2023, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side.

Important Notice: All meeting attendees may be asked to present a valid, government-issued photo identification card (federal, state or local), such as a driver's license or passport, before entering the meeting. If the shares are held in street name with a bank or brokerage account and you plan to attend the annual meeting, please also bring a recent bank or brokerage statement showing that you owned shares of the Company on the record date April 20, 2023. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of Groupon, Inc.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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90 | Groupon Proxy Statement and Notice of 2023 Annual Meeting